UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-01436
                                  ----------------------------------------------
                           CAPSTONE SERIES FUND, INC.
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               (Exact name of registrant as specified in charter)

5847 SAN FELIPE, SUITE 4100, HOUSTON, TX                                 77057
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         (Address of principal executive offices)                     (Zip code)

BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO                   43219
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-262-6631
                                                   -----------------------------
Date of fiscal year end: APRIL 30
                        ----------------

Date of reporting period: APRIL 30, 2007
                         ----------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. [SEC] 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

    Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

APRIL 30, 2007

                                [LOGO OF STEWARD]

                                S T E W A R D(SM)
                             ----------------------
                             M U T U A L  F U N D S

                       STEWARD FUNDS
                       MANAGING WEALTH, PROTECTING VALUES

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ANNUAL REPORT
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

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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Letter to Shareholders ....................................................    2

Steward Funds Cultural Screening ..........................................    3

Manager Commentary ........................................................    4

Industry Diversification Schedules ........................................   14

Schedules of Portfolio Investments ........................................   23

Financial Statements ......................................................   68

Notes to Financials .......................................................   80

General Information .......................................................   88

                                                                   ANNUAL REPORT
         [LOGO OF STEWARD]
                                               Steward Multi-Manager Equity Fund
         S T E W A R D(SM)
      ----------------------                Steward Domestic All-Cap Equity Fund
      M U T U A L  F U N D S
                                                   Steward Small-Cap Equity Fund

                                               Steward International Equity Fund

                                                        Steward Select Bond Fund
MANAGING WEALTH, PROTECTING VALUES
   FAITH-BASED SCREENED FUNDS                Steward Short-Term Select Bond Fund

                                                                  April 30, 2007

Dear Shareholder:

We are pleased to present the Annual Report for the Steward Funds for the period ending April 30, 2007. The Annual Report includes commentary from our independent screening firm, Steward Fund Consulting, Inc., as well as market commentaries, performance reviews and outlook from portfolio managers.

STEWARD FUNDS OFFER DIVERSIFICATION TO YOUR PORTFOLIO
The Steward Funds make it possible to achieve a diverse asset allocation for your investment portfolio, offering you fixed income, small-cap equity, all-cap equity and international equity for your investing solutions. We are especially proud to offer investors our Steward International Equity Fund, which allows for international exposure to 24 foreign markets while still applying cultural screens.

STEWARD FUNDS OFFER CULTURAL SCREENING TO YOUR PORTFOLIO
Did you know that cultural screens are applied to all of the investments within the Steward Funds family? The Steward Funds seek to avoid investment in companies that are materially involved in pornography, abortion, as well as in companies that are substantial producers of alcohol, gambling and tobacco. The Funds' independent screening resource firm, Steward Fund Consulting, Inc., has extensive experience in the cultural values-based investing business and brings a wealth of knowledge of screening for Christian based investors. I think you will find their enclosed commentary of interest.

THANK YOU FOR INVESTING WITH THE STEWARD FUNDS
Your business is important to us. Since the Funds' inceptions, the assets have grown to nearly $500 million. This growth would not have been possible without the many referrals that we have received, as well as your continued investment. For more information on the Steward Funds, we invite you to visit our website at www.stewardmutualfunds.com or call us at 800.262.6631. We look forward to fulfilling your investment needs for many years to come.

Sincerely,

/s/ Edward Jaroski                          [PHOTO OF ED JAROSKI]

Ed Jaroski
President
Steward Funds

STEWARD FUNDS CULTURAL SCREENING

                                                      Year ending April 30, 2007

Dear Steward Mutual Fund Shareholder:

Each of the Steward Funds ("Funds") seeks to avoid ownership of companies that choose to be in the business of, or are predominantly known for, the manufacture of pornography; abortion products and/or services; alcoholic beverages; tobacco products; and the increasingly popular business of gambling. As such, the Funds have engaged Steward Fund Consulting, Inc. ("SFC") to actively research the products and policies of public companies to protect the Fund's shareholders from unwittingly owning securities of companies in these businesses through the Steward Funds.

In accordance with the Fund's policies, SFC's research focuses entirely on identifying companies that the Funds may not invest in--a so-called "avoidance" or "exclusionary" screening methodology. The Funds do not engage in the practices of choosing companies to invest in for the purposes of promoting any kind of social policy. That practice, known as "positive screening", is often done in order to make a political and/or social statement. The Funds believe that their role is to invest in a way that is consistent with the beliefs of the Funds' shareholders while maximizing shareholder return and value, and not to attempt to manipulate social policy.

SFC continues to see increased activity with public companies involved in the businesses of gambling and alcohol. Newly established companies, privatization, dissolution of companies and mergers and acquisitions in the sectors of gambling and alcohol have dominated recent activity within SFC research. Companies manufacturing, distributing and packaging pornography continue to be creative in their means of avoiding company identity by the public. SFC continues to monitor and research areas of abortion, anticipating a challenging time as more companies become involved in stem cell research, since the Funds use President Bush's August 9, 2001 Federal Funding Guidelines and Regulations for Stem Cell Research as an additional guide to the abortion screen. Tobacco has been the least active sector in our research universe this year.

SFC is actively expanding research of the universe of publicly traded companies globally. Smaller capitalized companies involved in business activity covered by SFC avoidance research, generally traded over-the-counter ("OTC") and on similar trading platforms around the world, will be an additional focus of SFC research efforts going forward.

SFC will remain diligent in the coming months and use its best efforts to assist the Funds in complying with their stated social investment policies.

Sincerely,

Patrick N. Garboden
President
Steward Fund Consulting, Inc.

STEWARD MULTI-MANAGER EQUITY FUND
Investment Adviser
Russell Investment Management Company

                                                      Year ending April 30, 2007

The Steward Multi-Manager Equity Fund ("Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's advisor, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission ("SEC") permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund's Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 90 days of when a money manager begins providing services. The Fund currently has five money mangers.

FUND PERFORMANCE

The Steward Multi-Manager Equity Fund returned 10.48% for the Individual class shares and 10.83% for the Institutional Class shares for the twelve months ended April 30, 2007, underperforming its benchmark, the Russell 3000(R) Index, which gained 14.48% over the same period.

MARKET OVERVIEW

Value stocks outperformed growth stocks during the twelve month period ending April 30, 2007. The Russell 3000(R) Value Index increased by 17.50%, while the Russell 3000(R) Growth Index gained only 11.53%.

Large cap stocks outperformed small cap stocks. The Russell 2000(R) Index (an index of small capitalization stocks) increased by 7.83%, while the Russell 3000(R) Index (an index of large, medium and small capitalization stocks) gained 14.48%.

Within the Russell 3000(R) Index, every sector advanced during the twelve month period ending April 30, 2007. Integrated oils and other energy, two sectors that normally trade together, were at opposite ends of the return spectrum over the period. Integrated oils was among the best performing sectors over the period, as bellwethers such as Exxon Mobil and Chevron reported record levels of profitability. The other energy sector, in contrast, was the worst performing segment of the market. Many names in the sector, particularly in the refining and oil services areas sold off in response to declines in energy prices. The producer durables and autos and transportation stocks lagged due to general concerns over slowing economic conditions.

While defensive trends established in May of 2006 continued through most of the subsequent month period, cyclical stocks rallied from August forward to lead the market higher. Although concerns lingered over the extent of the economic slowdown, markets rose through most of the period in response to declines in commodity and energy prices, as well as continued strength in corporate earnings. During the first four months of 2007, growth stocks began to outperform value stocks, partially due to a visible slowdown in economic growth. This is a change from previous quarters during which value stocks outperformed growth stocks. In addition, the market's preference for dividend yield continued during the period which was a significant benefit to the utilities sector, the best performing sector in the market.

FACTORS AFFECTING PERFORMANCE

Stock selection detracted most from Fund performance while sector allocations detracted from returns as well. Stock selection within the technology, producer durables, and materials and processing sectors detracted most from performance, more than offsetting the positive contribution from stock selection within the financial services sector. Sector allocations detracted from the Fund's performance mostly as a result of an underweight to the utilities sector and an overweight to the producer durables sector. The Fund's overweight to mid cap stocks also detracted from relative performance.

Performance was also affected by the cultural values-based investment policies of the Fund, which require the Fund to use its best efforts to avoid investing in companies that are recognized as being materially involved with alcohol, tobacco, abortion, gambling, or pornography. The Board has sole responsibility for approving the list of companies whose securities the Fund is prohibited from investing in. For the twelve month period ending April 30, 2007, this policy negatively impacted Fund performance as companies on the prohibited securities list, particularly those involved in tobacco and media (these companies are included on the pornography screen), outperformed the Fund's benchmark.

Ark Asset Management Co, Inc., a growth manager, underperformed the Fund's benchmark due primarily to stock selection, although sector weighting decisions detracted from performance as well. Stock selection within the technology sector detracted the most from performance, although weak stock selection within the consumer discretionary and autos and transportation sectors detracted from results as well. Sector allocations also detracted from returns as a result of meaningful underweights to the utilities and integrated oils.

Lord, Abbett & Co, LLC a small cap market oriented manager, underperformed the Fund's benchmark primarily due to weak stock selection, while sector weighting decisions detracted from performance as well. Stock selection within the producer durables, materials and processing, financial services, health care, and consumer discretionary sectors detracted from performance. Sector allocations detracted from returns due to an underweight to the utilities sector and an overweight to the producer durables sectors.

Jacobs Levy Equity Management, Inc., a market oriented manager, underperformed the Fund's benchmark due to both its stock selection and sector allocations. Stock selection within the technology, producer durables, and materials and processing sectors detracted most from performance, more than offsetting the positive contribution from stock selection within the financial services sector. Sector allocations detracted from the returns as a result of underweights to the consumer staples and utilities sectors. An overweight to the materials and processing sector contributed positively to performance.

MFS Institutional Advisors, Inc., a value manager, outperformed the Fund's benchmark due primarily to stock selection, while sector allocations added to performance as well. Stock selection within the financial services, producer durables and consumer discretionary sectors contributed positively to performance. Sector allocations added to returns as a result of an overweight to the utilities sector and an underweight to the technology sector.

AllianceBernstein L.P., a value manager, outperformed the Fund's benchmark due to both favorable sector weighting decisions and stock selection. Stock selection within the consumer discretionary, health care, utilities, and other energy sectors contributed positively to performance. Sector allocations contributed positively as well as a result of overweights to the integrated oils and utilities sectors.

FUND STRUCTURE

The Fund's small cap exposure was reduced slightly during the year. Assets allocated by RIMCo to Lord Abbett were reduced from 8% to 5%, while Alliance, Ark, and Jacob Levy's allocations were each increased by 1% each.

STEWARD DOMESTIC ALL-CAP EQUITY FUND
Investment Adviser
Capstone Asset Management Company

                                                      Year ending April 30, 2007

FUND PERFORMANCE

For the year ended April 30, 2007, the Steward Domestic All-Cap Equity Fund returned 11.95% for the Institutional Class shares and 11.65% for the Individual Class shares. The return for the S&P Composite 1500 for the same period was 14.48%. The individual index component returns were: 15.22% for the S&P 500, 10.19% for the S&P Mid Cap 400 and 7.65% for the S&P Small Cap 600.

MARKET OVERVIEW

For the twelve-month period ending April 30, 2007, the equity market posted an above average gain in the large-cap segment. The mid- and small-cap segments, while not as strong, realized gains closer to their historical averages. U.S. economic growth has deteriorated over the course of the year. GDP for the first quarter of 2007 grew at an anemic 1.3%, lowering the 2007 estimate to 2.3%. The labor market however remains robust as unemployment continues to be at a low 4.5%.

Several areas are contributing to the economic weakness. The continuing slump in the housing market, weak business spending on equipment and higher-than-expected energy prices have placed a drag on economic growth. The moderated core consumer price inflation levels of the first half of the period have moved higher in the latter half. This is expected to keep the Federal Reserve on hold, reducing the possibility of near term monetary stimulus.

Despite weak economic news, earnings growth over the latter half of the period remained surprisingly resilient especially in the first quarter of 2007. Analysts' expectations of the slowing economy directly affecting corporate earnings put estimates at 5% growth just prior to the reporting period. With over 80% of the companies in the S&P 500 reporting, actual earnings growth for the first quarter is coming in substantially higher at 8.58%.

FACTORS AFFECTING PERFORMANCE

The Fund's weighting in the S&P 500, S&P Mid Cap 400 and the S&P Small Cap 600 relative to the S&P Composite 1500 was the primary contributor to the lower performance during this period. The Fund's current structure targets the benchmark allocations of the S&P 500, S&P Mid Cap 400 and S&P Small Cap 600 at 58.0%, 23.5% and 18.5%, respectively. This compares to the S&P Composite 1500 which is allocated in the same benchmarks at 88%, 8% and 4%, respectively as of April 30, 2007.

Performance of the Fund can also be affected by its cultural values investment policies, under which uses its best efforts to avoid investing in companies whose primary businesses are associated with alcohol, tobacco products, abortion, gambling or pornography. For the one-year period ending April 30, 2007, the securities restricted by these cultural values guidelines varied widely in performance. For example, tobacco merchant Alliance One International, Inc. rose 123.97% for the period, while gaming supply company Shuffle Master, Inc. dropped -53.91%. On balance, the restricted securities did not materially affect the Fund's performance. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to use a multiple capitalization equity style while adhering to cultural values investment policies. The Fund will determine the percentage that will be allocated in each market capitalization range and these allocations can vary with market conditions. The Fund will then implement these allocations using appropriate large, mid and small cap benchmarks targeted for each percentage allocation of the portfolio. The Fund will generally not attempt to allocate preferences in one industry over another or in one security over another except to comply with its cultural values investment policies.

STEWARD SMALL-CAP EQUITY FUND
Investment Adviser
Capstone Asset Management Company

                                                      Year ending April 30, 2007

FUND PERFORMANCE

For the year ended April 30, 2007, the Steward Small-Cap Equity Fund returned 7.79% for the Institutional Class shares and 7.16% for the Individual Class shares. The return for the S&P Small Cap 600 for the same period was 7.65%.

MARKET OVERVIEW

For the twelve-month period ending April 30, 2007, the equity market posted an above average gain in the large-cap segment. The mid- and small-cap segments, while not as strong, realized gains closer to their historical averages. U.S. economic growth has deteriorated over the course of the year. GDP for the first quarter of 2007 grew at an anemic 1.3%, lowering the 2007 estimate to 2.3%. The labor market however remains robust as unemployment continues to be at a low 4.5%.

Several areas are contributing to the economic weakness. The continuing slump in the housing market, weak business spending on equipment and higher-than-expected energy prices have placed a drag on economic growth. The moderated core consumer price inflation levels of the first half of the period have moved higher in the latter half. This is expected to keep the Federal Reserve on hold reducing the possibility of near term monetary stimulus.

Despite weak economic news, earnings growth over the latter half of the period remained surprisingly resilient especially in the first quarter of 2007. Analysts' expectations of the slowing economy directly affecting corporate earnings put estimates at 5% growth just prior to the reporting period. With over 80% of the companies in the S&P 500 reporting, actual earnings growth for the first quarter is coming in substantially higher at 8.58%.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of the S&P Small Cap 600 Index. The Fund also uses a quantitative screen to provide additional performance potential. The quantitative screen's bias towards value oriented stocks contributed positively towards the Fund's performance for the period.

Performance of the Fund can also be affected by its cultural values investment policies, under which it seeks to avoid investing in companies whose primary businesses are associated with alcohol, tobacco products, abortion, gambling or pornography. For the one-year period ending April 30, 2007, the securities restricted by these cultural values guidelines varied widely in performance. For example, tobacco merchant Alliance One International, Inc. rose 123.97% for the period, while gaming supply company Shuffle Master, Inc. dropped -53.91%. On balance, the restricted securities did not materially affect the Fund's performance. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified small-cap equity exposure while adhering to cultural values investment policies. In addition, the Fund will utilize quantitative analysis to identify companies with less desirable characteristics and remove them from the investment universe to potentially enhance performance. The Fund's general composition however will reflect the overall domestic small-cap market represented by its benchmark.

STEWARD INTERNATIONAL EQUITY FUND
Investment Adviser
Capstone Asset Management Company

                                                      Year ending April 30, 2007

FUND PERFORMANCE

For the year ended April 30, 2007, the Steward International Equity Fund returned 15.67% for the Institutional class shares and 15.43% for the Individual Class shares. The return for the S&P ADR Index for the same period was 17.23%. For purposes of comparison to the U.S. domestic equity market, the S&P 500 returned 15.22% for the same period.

MARKET OVERVIEW

The developed global markets overall posted above average gains for the reporting period as modest economic growth continues to drive corporate earnings. All of the major developed markets are experiencing positive year over year GDP growth. Hong Kong has further accelerated to 7% growth while Germany appears to be picking up steam at 3.7%. Inflation appears to be generally under control with the possible exception of Ireland where the CPI has exceeded 5%. The employment outlook among the developed countries in general has been healthy with unemployment at fairly low levels. Even Germany and France, both with historically high unemployment rates have managed to lower levels to 9.2% and 8.3%, respectively.

Looking forward, economic growth within the industrialized world is expected to moderate slightly overall to an estimated 2.3% GDP growth from the 2.9% of 2006. While there are many factors both fundamental and political that can potentially alter the current scenario, there is no catalyst for change.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of the S&P ADR Index. The S&P ADR Index is a broadly diversified, international index composed of 24 foreign markets.

Performance of the Fund can be affected by its cultural values investment policies, under which it uses its best efforts to avoid investing in companies whose primary businesses are associated with alcohol, tobacco products, abortion, gambling or pornography. For the one-year period ending April 30, 2007, the securities restricted by these cultural values guidelines varied widely in performance. For example, Shire PLC rose 48.12% for the period, while Sanofi-Aventis dropped -0.51%. Both of these companies fall under the abortion restriction. On balance, the restricted securities did not materially affect the Fund's performance. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified international developed equity markets exposure while adhering to cultural values investment policies. The Fund will generally not attempt to allocate preferences in one country over another or in one security over another except to comply with its cultural values investment policies. The Fund will reflect the general composition of the overall global equity market represented by its benchmark.

STEWARD SELECT BOND FUND
Investment Adviser
Capstone Asset Management Company

                                                      Year ending April 30, 2007

FUND PERFORMANCE

For the year ended April 30, 2007, the Steward Select Bond Fund returned 6.16% for the Institutional Class shares and 5.99% for the Individual Class shares. For comparison purposes the Lehman Aggregate Bond Index returned 7.36% for the same period.

MARKET OVERVIEW

The state of U.S. fixed income markets may best be summarized with a single word: flat. The yield curve remains stubbornly stuck on a single level of nominal interest rates for practically all maturities; the relative attractiveness of major market sectors shows little change from recent quarters, and market anticipation for radical shifts in price levels or sector spreads is moderating. As a result, bond portfolios have been resigned largely to the internal cash flows. The simplest, and most direct, explanation for this most unusual circumstance is the Federal Reserve Board's persistence toward a steady monetary policy. Despite growing evidence of an economic slowdown due to a number of factors, including adjustable interest rate pressures on the housing sector as well as overall manufacturing doldrums, Federal Reserve Board policymakers have kept their intentions about future rate changes quiet. While official statements have begun to indicate an increasing concern for deteriorating economic conditions, the policy remains centered on stemming inflationary forces. Core price increases have been running just beyond the Fed's target levels, and the Federal Reserve Board releases constantly point to the risk of future inflationary pressures, especially from energy costs, becoming unacceptable.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of the Lehman Aggregate Bond Index. The Aggregate Index is a broadly diversified index composed of U.S. Treasury and agency issues, corporate bonds, mortgage-backed securities and other fixed income securities issued by non-U.S. entities. The Fund's overall characteristics and performance were generally in line with the benchmark.

Performance of the Fund can also be affected by the addition of its cultural values investment policies, under which it uses its best efforts to avoid investing in companies whose primary businesses are associated with alcohol, tobacco products, abortion, gambling or pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

As the Fed monitors the risks of economic recession against the likelihood of accelerating inflation rates, the bond market waits. In this environment, fixed income portfolios have moved toward more neutral positions. The overall price sensitivity to potential interest rate changes, if and when they occur, has been set to conservative levels, reflecting the possibility that nominal rates may remain steady for several months to come. At the same time, portfolios are structured to produce current income in excess of market benchmarks. This design will produce consistent total rates of returns with the benchmark in continually flat environments.

If economic conditions deteriorate rapidly and the Federal Reserve Board is slow to react, then some corporate balance sheets will suffer and credit rating downward revisions may dramatically outpace upward revisions. At the same time, a future increase in the incorporation of callable agency securities may become increasingly attractive relative to lower-rated corporate issues.

STEWARD SHORT-TERM SELECT BOND FUND
Investment Adviser
Capstone Asset Management Company

                                                      Year ending April 30, 2007

FUND PERFORMANCE

For the year ended April 30, 2007, the Steward Short-term Select Bond Fund returned 4.42% for the Institutional Class shares and 3.95% for the Individual Class shares. For comparison purposes the equally weighted index blend of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index returned 5.44% for the same period.

MARKET OVERVIEW

The Federal Reserve Board's short-term rate target has remained unchanged at 5.25% since June 29, 2006. Despite growing evidence of an economic slowdown due to a number of factors, including adjustable interest rate pressures on the housing sector as well as overall manufacturing doldrums, Federal Reserve Board policymakers have kept their intentions about future rate changes quiet. While official statements have begun to indicate an increasing concern for deteriorating economic conditions, the policy remains centered on stemming inflationary forces. Core price increases have been running just beyond the Fed's target levels, and the Federal Reserve Board releases constantly point to the risk of future inflationary pressures, especially from energy costs, becoming unacceptable.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of an equally blended combination of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index. Performance of the Fund can be affected by its cultural values investment policies, under which it uses its best efforts to avoid investing in companies whose primary businesses are associated with alcohol, tobacco products, abortion, gambling or pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified current income with the relative preservation of investment capital while adhering to values-based investment policies. The Fund managers will remain diligent at seeking to identify securities that provide attractive returns relative to similarly credit-rated issues. At the same time, the Fund managers will strive to maintain sector and interest rate risks at levels consistent with the Fund's stated benchmark.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD MULTI-MANAGER EQUITY FUND* AND THE RUSSELL 3000 INDEX.** (UNAUDITED)

[COMPARISON CHART OF S&P MULTI-MANAGER EQUITY FUND AND THE RUSSELL 3000 INDEX]

                    S&P MULTI-MANAGER EQUITY FUND          RUSSELL 3000 INDEX
 1/31/2006                     $10,000                          $10,334
 3/31/2006                      10,214                           10,531
 6/30/2006                       9,873                           10,323
 9/30/2006                      10,311                           10,802
12/31/2006                      10,800                           11,571
 3/31/2007                      10,949                           11,719
 4/30/2007                      11,417                           12,187

                               [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                Average Annual Total Return as of April 30, 2007

                                                                         Since
                                                      One Year        Inception***
                                                      --------        ------------
Multi-Manager Equity Fund - Individual Class           10.48%            10.56%
Russell 3000 Index                                     14.48%            16.06%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Multi-Manager Equity Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**   The Russell 3000 Total Return Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $732 million. The index had a total market capitalization range of approximately $147 million to $487 billion.

***  Effective date of registration and commencement of operations are the same.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD DOMESTIC ALL-CAP EQUITY FUND* AND THE S&P 1500 SUPERCOMPOSITE INDEX.** (UNAUDITED)

[COMPARISON CHART OF STEWARD DOMESTIC ALL-CAP EQUITY FUND AND THE S&P 1500 SUPERCOMPOSITE INDEX]

                       DOMESTIC ALL-CAP EQUITY FUND         S&P 1500 SUPERCOMPOSITE INDEX
 10/1/2004                       $10,000                              $10,000
12/31/2004                        10,781                               10,957
 3/31/2005                        10,575                               10,738
 6/30/2005                        10,826                               10,922
 9/30/2005                        11,283                               11,336
12/31/2005                        11,503                               11,576
 3/31/2006                        12,262                               12,138
 6/30/2006                        11,915                               11,930
 9/30/2006                        12,200                               12,505
12/31/2006                        13,022                               13,352
 3/31/2007                        13,320                               13,504
 4/30/2007                        13,809                               14,075

                                 [END CHART]

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                 Average Annual Total Return as of April 30, 2007

                                                                         Since
                                                      One Year        Inception***
                                                      --------        ------------
Domestic All-Cap Equity Fund - Individual Class        11.65%            13.34%
S&P 1500 Supercomposite Index                          14.48%            14.19%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Domestic All-Cap Equity Fund's performance assumes the reinvestment of all income dividends and capital gains, distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**   The Standard and Poor's 1500 Supercomposite Index is a combination of the
S&P 500, S&P Mid Cap 400, and S&P Small Cap 600 indices and represents approximately 90% of U.S. equities.

***  Effective date of registration and commencement of operations are the same.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD SMALL-CAP EQUITY FUND*, S&P 500**, RUSSELL 1000 GROWTH INDEX*** AND S&P SMALL-CAP 600.**** (UNAUDITED)

[COMPARISON CHART OF SMALL-CAP EQUITY FUND, S&P 500, RUSSELL 1000 GROWTH INDEX AND S&P SMALL-CAP 600]

                              STEWARD SMALL-CAP            RUSSELL 1000                               S&P
                           EQUITY FUND INDIVIDUAL          GROWTH INDEX          S&P 500          SMALL-CAP 600
 4/30/1997                         $10,000                   $10,000             $10,000            $10,000
10/31/1997                          11,218                    11,546              11,523             12,970
10/31/1998                          12,958                    14,391              14,058             11,536
10/31/1999                          16,556                    19,320              17,667             12,925
10/31/2000                          17,450                    21,122              18,743             16,191
10/31/2001                          12,960                    12,685              14,075             15,147
10/31/2002                          10,953                    10,196              11,949             14,574
10/31/2003                          12,551                    12,421              14,435             19,469
10/31/2004                          13,234                    12,840              15,794             22,735
10/31/2005                          14,001                    13,972              17,171             26,207
10/31/2006                          16,124                    15,487              19,977             30,427
 4/30/2007                          17,397                    16,792              21,694             32,987

                                                 [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                Average Annual Total Return as of April 30, 2007

                                                    One Year      Five Year     Ten Year
                                                    --------      ---------     --------
Small-Cap Equity Fund - Individual Class              7.16%         5.41%         5.69%
S&P 500                                              15.22%         8.53%         8.04%
Russell 1000 Growth Index                            12.25%         6.23%         5.32%
S&P Small-Cap 600                                     7.65%        11.56%        12.68%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Cap Equity Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**   The Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Prior to March 1, 2006 the S&P 500 was the Small-Cap Equity Fund's designated Broad Based Index. The performance for the S&P 500 has always been disclosed in each annual shareholder letter.

*** The Russell 1000 Total Return Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**** The S&P Small-Cap 600 Index is a capitalization-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is considered to represent the performance of small-cap stocks. Beginning March 1, 2006, the S&P Small-Cap 600 is the Fund's designated Broad Based index.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD INTERNATIONAL EQUITY FUND* AND THE S&P ADR INDEX.** (UNAUDITED)

[COMPARISON CHART OF INTERNATIONAL EQUITY FUND AND THE S&P ADR INDEX]

                       INTERNATIONAL EQUITY FUND         S&P ADR INDEX
 2/28/2006                       $10,000                    $10,000
 3/31/2006                        10,000                     10,369
 6/30/2006                        10,036                     10,521
 9/30/2006                        10,381                     10,904
12/31/2006                        11,400                     12,012
 3/31/2007                        11,675                     12,322
 4/30/2007                        12,185                     12,872

                                [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                Average Annual Total Return as of April 30, 2007

                                                              Effective Date of     Since Commencement
                                                               Registration on       of Operations on
                                                 One Year     February 28, 2006     March 16, 2006***
                                                 --------     -----------------     ------------------
International Equity Fund - Individual Class      15.43%            18.45%                19.11%
S&P ADR Index                                     17.23%            24.13%                21.08%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward International Equity Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**    The S&P ADR Index is based on the non-U.S. stocks comprising the S&P
Global 1200 Index. The index is made up of those companies from the S&P Global 1200 that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997.

***   Initial share of purchase was made on March 16, 2006.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD SELECT BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE BOND.** (UNAUDITED)

[COMPARISON CHART OF SELECT BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND]

                     SELECT BOND FUND          LEHMAN BROTHERS AGGREGATE BOND
 10/1/2004                $10,000                         $10,000
12/31/2004                  9,996                          10,093
 3/31/2005                  9,888                          10,044
 6/30/2005                 10,154                          10,347
 9/30/2005                 10,072                          10,277
12/31/2005                 10,095                          10,338
 3/31/2006                 10,042                          10,271
 6/30/2006                 10,010                          10,263
 9/30/2006                 10,325                          10,654
12/31/2006                 10,422                          10,786
 3/31/2007                 10,582                          10,948
 4/30/2007                 10,621                          11,007

                            [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                Average Annual Total Return as of April 30, 2007

                                                                    Since
                                                 One Year        Inception***
                                                 --------        ------------
Select Bond Fund - Individual Class               5.99%             2.36%
Lehman Brothers Aggregate Bond Index              7.36%             3.80%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**    The Lehman Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset backed securities and corporate securities to simulate the universe of bonds in the market. The maturity of bonds in the market is over one year.

***   Effective date of registration and commencement of operations are the same.

STEWARD FUNDS
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDIVIDUAL CLASS OF SHARES OF THE STEWARD SHORT-TERM SELECT BOND FUND* AND A CUSTOM INDEX.** (UNAUDITED)

[COMPARISON CHART OF SHORT-TERM SELECT BOND FUND AND A CUSTOM INDEX]

                  SHORT-TERM SELECT BOND FUND           CUSTOM INDEX
 2/28/2006                  $10,000                        $10,000
 3/31/2006                    9,980                         10,017
 6/30/2006                    9,976                         10,084
 9/30/2006                   10,151                         10,292
12/31/2006                   10,229                         10,403
 3/31/2007                   10,341                         10,555
 4/30/2007                   10,374                         10,596

                             [END CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE DATA QUOTED PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 800-262-6631.

                Average Annual Total Return as of April 30, 2007

                                                               Effective Date of     Since Commencement
                                                                Registration on       of Operations on
                                                  One Year     February 28, 2006     March 16, 2006***
                                                  --------     -----------------     ------------------
Short-Term Select Bond Fund - Individual Class     3.95%             3.20%                 3.30%
Custom Index                                       5.44%             5.09%                 4.97%

* The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Steward Short-Term Select Bond Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**    The 1-3 Year Blended Index is calculated by weighting each of the following indexes equally: (1) Merrill Lynch 1-3 Year Treasury Index, an unmanaged index consisting of coupon-bearing Treasury Issues exclusive of flower bonds with a maturity of 1-2.9 years; (2) Merrill Lynch 1-3 Year Government Agency Index, an unmanaged index consisting of coupon-bearing debt of agencies of the U.S. Government with a maturity of 1-2.9 Years, excluding agency pass-throughs, CMOs and flower bonds; and (3) Merrill Lynch 1-3 Year Investment Grade Corporate Index, an unmanaged index consisting of investment grade (BB/Baa or better) corporate debt representing a cross-section of industries with maturities ranging from 1-2.9 years.

***   Initial share of purchase was made on March 16, 2006.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Multi-Manager Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                                   PERCENT*
                                                           --------
Aerospace/Defense                                              3.4%
Air Freight/Logistics                                          0.5
Airlines                                                       0.1
Auto Components                                                0.4
Automobiles                                                    0.2
Beverages                                                      1.9
Biotechnology                                                  2.8
Building Products                                              0.4
Capital Markets                                                4.3
Chemicals                                                      2.3
Commerical Banks                                               1.4
Commercial Services/Supplies                                   0.5
Communications Equipment                                       3.6
Computers/Peripherals                                          3.0
Construction/Engineering                                       0.8
Consumer Finance                                               0.8
Containers/Packaging                                           0.4
Diversified Consumer Services                                  0.1
Diversified Financial Services                                 4.0
Diversified Telecommunication Services                         2.3
Electric Utilities                                             0.7
Electrical Equipment                                           0.5
Electronic Equipment/Instruments                               0.9
Energy Equipment/Services                                      1.6
Food/Staples Retailing                                         2.2
Food Products                                                  2.0
Gas Utilities                                                  0.0
Health Care Equipment/Supplies                                 0.9
Health Care Providers/Services                                 3.3
Health Care Technology                                         0.1
Hotels, Restaurants/Leisure                                    1.3
Household Durables                                             0.6
Household Products                                             2.2
Independent Power Producers/Energy Traders                     0.4
Industrial Conglomerates                                       1.8
Insurance                                                      6.4
Internet Software/Services                                     1.5
IT Services                                                    1.4
Leisure Equipment/Products                                     0.3
Life Sciences Tools and Services                               0.0
Machinery                                                      2.5
Media                                                          0.7
Metals/Mining                                                  0.7
Multi-Utilities                                                0.5
Multiline Retail                                               1.2
Office Electronics                                             0.1
Oil, Gas & Consumable Fuels                                    6.9
Paper/Forest Products                                          0.3
Personal Products                                              0.2
Pharmaceuticals                                                4.5
Real Estate - Operations and Development                       0.1
Real Estate Investment Trust                                   0.6
Road/Rail                                                      1.1
Semiconductors/Semiconductor Equipment                         2.6
Software                                                       4.2
Speciality Retail                                              3.1
Textiles Apparel/Luxury Goods                                  0.9
Time Deposits                                                  5.2
Thrifts/Mortgage Finance                                       1.3
Trading Companies/Distributors                                 0.4
U.S. Treasury Bills                                            0.4
Wireless Telecommunication Services                            0.7
                                                             -----
   Total Net Assets                                           99.5%
                                                             =====

* Percentages indicated are based on net assets as of April 30, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Domestic All-Cap Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                                   PERCENT*
                                                           --------
Aerospace/Defense                                              2.4%
Air Freight/Logistics                                          0.8
Airlines                                                       0.2
Auto Components                                                0.5
Automobiles                                                    0.3
Beverages                                                      1.2
Biotechnology                                                  1.4
Building Products                                              0.3
Capital Markets                                                3.1
Chemicals                                                      1.9
Commerical Banks                                               4.0
Commercial Services/Supplies                                   2.1
Communications Equipment                                       2.4
Comupters/Peripherals                                          2.6
Construction/Engineering                                       0.6
Construction Materials                                         0.4
Consumer Finance                                               0.7
Containers/Packaging                                           0.4
Distributors                                                   0.1
Diversified Consumer Services                                  0.5
Diversified Financial Services                                 3.2
Diversified Telecommunication Services                         1.9
Electric Utilities                                             2.0
Electrical Equipment                                           0.8
Electronic Equipment/Instruments                               1.8
Energy Equipment/Services                                      2.7
Food/Staples Retailing                                         1.7
Food Products                                                  1.7
Gas Utilities                                                  1.2
Health Care Equipment/Supplies                                 2.9
Health Care Providers/Services                                 2.9
Health Care Technology                                         0.1
Hotels, Restaurants/Leisure                                    1.5
Household Durables                                             0.9
Household Products                                             1.5
Independent Power Producers/Energy Traders                     0.3
Industrial Conglomerates                                       2.4
Insurance                                                      4.7
Internet/Catalog Retail                                        0.0
Internet Software/Services                                     1.1
IT Services                                                    1.7
Leisure Equipment/Products                                     0.4
Life Science Tools and Services                                0.7
Machinery                                                      2.8
Marine                                                         0.1
Media                                                          1.5
Metals/Mining                                                  1.4
Multi-Utilities                                                1.9
Multiline Retail                                               0.9
Office Electronics                                             0.1
Oil, Gas & Consumable Fuels                                    6.4
Paper/Forest Products                                          0.3
Personal Products                                              0.3
Pharmaceuticals                                                3.6
Radio Broadcasting                                             0.1
Real Estate Operations/Development                             0.0
Real Estate Investment Trust                                   2.4
Road/Rail                                                      1.1
Semiconductors/Semiconductor Equipment                         3.1
Short Term Investments                                         0.2
Software                                                       3.2
Speciality Retail                                              3.4
Textiles Apparel/Luxury Goods                                  0.8
Thrifts/Mortgage Finance                                       1.4
Trading Companies/Distributors                                 0.3
Water Utilities                                                0.1
Wireless Telecommunication Services                            0.5
                                                             -----
   Total Net Assets                                           99.9%
                                                             =====

* Percentages indicated are based on net assets as of April 30, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION                                   PERCENT*
                                                           --------
Aerospace/Defense                                              2.2%
Air Freight/Logistics                                          0.5
Airlines                                                       0.4
Auto Components                                                0.5
Automobiles                                                    0.4
Biotechnology                                                  0.7
Building Products                                              1.2
Capital Markets                                                0.7
Chemicals                                                      1.2
Commerical Banks                                               5.8
Commercial Services/Supplies                                   4.1
Communications Equipment                                       2.0
Computers/Peripherals                                          0.9
Construction/Engineering                                       1.3
Construction Materials                                         0.5
Consumer Finance                                               0.4
Containers/Packaging                                           0.9
Distributors                                                   0.2
Diversified Consumer Services                                  0.4
Diversified Financial Services                                 0.3
Diversified Telecommunication Services                         0.1
Electric Utilities                                             1.3
Electrical Equipment                                           1.5
Electronic Equipment/Instruments                               5.1
Energy Equipment/Services                                      3.9
Food/Staples Retailing                                         1.3
Food Products                                                  1.9
Gas Utilities                                                  3.4
Health Care Equipment/Supplies                                 5.6
Health Care Providers/Services                                 4.3
Health Care Technology                                         0.1
Hotels, Restaurants/Leisure                                    2.9
Household Durables                                             1.3
Household Products                                             0.3
Industrial Conglomerates                                       0.2
Insurance                                                      3.0
Internet Software/Services                                     1.4
IT Services                                                    1.3
Leisure Equipment/Products                                     0.7
Life Sceinces Tools and Services                               0.6
Machinery                                                      4.9
Marine                                                         0.4
Media                                                          0.4
Metals/Mining                                                  3.0
Multi-Utilities                                                0.3
Multiline Retail                                               0.2
Oil, Gas & Consumable Fuels                                    2.6
Paper/Forest Products                                          0.5
Personal Products                                              0.8
Pharmaceuticals                                                0.9
Real Estate Investment Trust                                   2.8
Road/Rail                                                      1.3
Semiconductors/Semiconductor Equipment                         3.8
Short Term Investments                                         1.0
Software                                                       3.2
Speciality Retail                                              4.3
Textiles Apparel/Luxury Goods                                  2.3
Thrifts/Mortgage Finance                                       1.6
Trading Companies/Distributors                                 0.3
Water Utilities                                                0.1
                                                             -----
   Total Net Assets                                           99.5%
                                                             =====

* Percentages indicated are based on net assets as of April 30, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward International Equity Fund investments by Country.

COUNTRY DIVERSIFICATION                                    PERCENT*
                                                           --------
Argentina                                                      0.0%
Australia                                                      3.8
Austria                                                        0.2
Brazil                                                         2.4
Canada                                                        11.5
Chile                                                          0.3
China                                                          0.3
Denmark                                                        0.3
Finland                                                        1.7
France                                                         7.0
Germany                                                        8.4
Greece                                                         0.3
Hong Kong                                                      0.8
Ireland                                                        1.2
Italy                                                          2.5
Japan                                                         11.1
Korea                                                          1.2
Luxembourg                                                     0.1
Mexico                                                         1.2
Netherlands                                                    5.8
New Zealand                                                    0.1
Norway                                                         0.7
Portugal                                                       0.4
Short-Term Investments                                         1.5
Spain                                                          4.8
Sweeden                                                        1.0
Switzerland                                                    6.2
Taiwan                                                         0.7
United Kingdom                                                24.2
                                                             -----
   Total Net Assets                                           99.7%
                                                             =====

* Percentages indicated are based on net assets as of April 30, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Select Bond Fund investment by Industry.

INDUSTRY DIVERSIFICATION                                   PERCENT*
                                                           --------
Assets Backed Mortgages                                        1.9%
Auto Manufacturers                                             0.5
Brokerage Services                                             0.7
Capital Markets                                                3.5
Commercial Banks                                               4.7
Consulting Services                                            1.0
Consumer Staples                                               0.5
Diversified Financial Services                                 0.5
Federal Farm Credit Bank                                       2.8
Federal Home Loan Bank                                         8.7
Federal Home Loan Mortgage Corp.                              13.8
Federal National Mortgage Assoc.                              24.6
Financial Services                                             2.3
Forestry                                                       0.6
Insurance                                                      1.5
Medium Term Notes                                              3.8
Mortgage Backed Securities - Financial Services                5.1
Mortgage Backed Securities - Religious Organizations           2.6
Oil & Gas - Integrated                                         0.5
Pharmaceuticals                                                0.5
Retail                                                         0.5
Semiconductors                                                 0.5
Short-Term Investments                                         3.4
Transportation                                                 0.5
U.S. Treasury Obligations                                     12.5
Utilities - Electric & Gas                                     0.5
Utilities - Telecommunications                                 0.9
                                                             -----
   Total Net Assets                                           98.9%
                                                             =====

* Percentages indicated are based on total net assets as of April 30, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - APRIL 30, 2007 (UNAUDITED)
                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Short-Term Select Bond Fund investments by Industry.

INDUSTRY DIVERSIFICATION                                   PERCENT*
                                                           --------
Capital Markets                                                4.4%
Commerical Banks                                               4.8
Computers/Peripherals                                          2.2
Diversified Financial Services                                 4.4
Diversified Telecommunication Services                         1.9
Electric Utilities                                             3.4
Federal Farm Credit Bank                                       4.3
Federal Home Loan Bank                                        16.4
Federal National Mortgage Assoc.                               9.0
Machinery                                                      5.5
Medium Term Notes                                              2.2
Mortgage Back Securities - Financial Services                  3.3
Pharmaceuticals                                                2.2
Short Term Investments                                         4.5
U.S. Treasury Obligations                                     30.4
                                                             -----
   Total Net Assets                                           98.9%
                                                             =====

* Percentages indicated are based on net assets as of April 30, 2007.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
COMMON STOCKS (93.9%)

AEROSPACE & DEFENSE (3.4%)
Curtiss-Wright Corp.                                  3,100      $    133,579
DRS Technologies, Inc.                                  400            20,124
General Dynamics Corp.                                5,600           439,600
Goodrich Corp.                                       10,246           582,383
HEICO Corp.                                           1,250            45,187
HEICO Corp., Class A                                    400            12,380
Hexcel Corp.(a)                                       2,900            62,930
Honeywell International, Inc.                         5,700           308,826
Lockheed Martin Corp.                                12,300         1,182,522
Northrop Grumman Corp.                                6,300           463,743
Raytheon Co.                                          5,300           283,762
The Boeing Co.                                       12,412         1,154,316
United Technologies Corp.                            15,056         1,010,709
                                                                 ------------
                                                                    5,700,061
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.5%)
FedEx Corp.                                           2,600           274,144
Pacer International, Inc.                             1,100            28,105
United Parcel Service, Inc., Class B                  7,644           538,367
                                                                 ------------
                                                                      840,616
                                                                 ------------
AIRLINES (0.1%)
AirTran Holdings, Inc.(a)                             5,050            55,601
Alaska Air Group, Inc.(a)                             1,300            38,480
AMR Corp.(a)                                          1,200            31,308
US Airways Group, Inc.(a)                               646            23,863
                                                                 ------------
                                                                      149,252
                                                                 ------------
AUTO COMPONENTS (0.4%)
American Axle & Manufacturing Holdings, Inc.          1,850            51,708
Autoliv, Inc.                                         3,450           200,617
BorgWarner, Inc.                                      1,200            93,492
Cooper Tire & Rubber Co.                              2,300            44,459
Goodyear Tire & Rubber Co.(a)                         1,700            56,542
Johnson Controls, Inc.                                1,380           141,215
Magna International, Inc., Class A                      800            63,320
TRW Automotive Holdings Corp.(a)                      2,100            77,826
                                                                 ------------
                                                                      729,179
                                                                 ------------
AUTOMOBILES (0.2%)
Asbury Automotive Group, Inc.                           900            25,893
DaimlerChrysler AG                                      600            48,306
Ford Motor Co.                                        4,100            32,964
General Motors Corp.                                  7,800           243,594
                                                                 ------------
                                                                      350,757
                                                                 ------------
BEVERAGES (1.9%)
Coca-Cola Co.                                        17,914           934,932
Coca-Cola Enterprises, Inc.                           5,200           114,088
Pepsi Bottling Group, Inc.                            1,500            49,215
PepsiCo, Inc.                                        31,815         2,102,653
                                                                 ------------
                                                                    3,200,888
                                                                 ------------
BIOTECHNOLOGY (2.8%)
Amgen, Inc.(a)                                       18,756         1,203,010
Biogen Idec, Inc.(a)                                 23,931         1,129,782
Celgene Corp.(a)                                      9,117           557,596
Genentech, Inc.(a)                                   10,383           830,536
Gilead Sciences, Inc.(a)                             10,517           859,449
PerkinElmer, Inc.                                     4,750           114,950
                                                                 ------------
                                                                    4,695,323
                                                                 ------------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                          3,500           192,710
Lennox International, Inc.                            1,100            37,191
Masco Corp.                                          15,870           431,823
NCI Building Systems, Inc.(a)                         1,050            52,468
                                                                 ------------
                                                                      714,192
                                                                 ------------
CAPITAL MARKETS (4.3%)
Ameriprise Financial, Inc.                            3,080           183,168
Bank of New York Co., Inc.                            7,110           287,813
Cohen & Steers, Inc.                                    800            41,048
Franklin Resources, Inc.                              1,090           143,128
Goldman Sachs Group, Inc.                             4,800         1,049,328
Investors Financial Services Corp.                    1,600            99,008
Lehman Brothers Holdings, Inc.                        7,780           585,678
Mellon Financial Corp.                               11,450           491,548
Merrill Lynch & Co., Inc.                            20,939         1,889,326
Morgan Stanley                                       17,065         1,433,631
Northern Trust Corp.                                  3,300           207,735
optionsXpress Holdings, Inc.                          4,800           118,464
Raymond James Financial, Inc.                         1,900            58,292
State Street Corp.                                    3,800           261,706
UBS AG, ADR                                           4,790           310,871
Waddell & Reed Financial, Inc., Class A               3,100            75,082
                                                                 ------------
                                                                    7,235,826
                                                                 ------------
CHEMICALS (2.3%)
Air Products & Chemicals, Inc.                        1,810           138,465
Albemarle Corp.                                       2,800           118,860
Ashland, Inc.                                         1,600            95,920
Celanese Corp., Series A                              3,300           109,461
Cytec Industries, Inc.                                  600            32,940

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
Dow Chemical Co.                                      9,200      $    410,412
E.I. Du Pont De Nemours & Co.                        20,833         1,024,359
FMC Corp.                                               800            61,544
Hercules, Inc.(a)                                     2,800            52,752
Huntsman Corp.                                        2,700            52,920
Lubrizol Corp.                                        2,300           137,862
Lyondell Chemical Co.                                 3,800           118,256
Nalco Holding Co.                                       740            19,669
PPG Industries, Inc.                                  8,380           616,600
Praxair, Inc.                                         5,640           364,062
Rohm & Haas Co.                                       2,900           148,393
RPM International, Inc.                               1,600            34,032
Syngenta AG, ADR                                      4,960           196,912
The Valspar Corp.                                     1,000            27,040
                                                                 ------------
                                                                    3,760,459
                                                                 ------------
COMMERCIAL BANKS (1.4%)
BB&T Corp.                                            1,000            41,620
Comerica, Inc.                                        2,400           148,584
Fifth Third Bancorp                                   1,900            77,121
KeyCorp                                               4,200           149,856
National City Corp.                                   7,150           261,333
PNC Financial Services Group, Inc.                    3,530           261,573
PrivateBancorp, Inc.                                  1,950            64,019
Regions Financial Corp.                               1,307            45,863
SunTrust Banks, Inc.                                  5,625           474,862
TCF Financial Corp.                                   2,200            59,576
U.S. Bancorp                                          5,927           203,592
Wachovia Corp.                                        5,400           299,916
Wells Fargo & Co.                                     6,900           247,641
                                                                 ------------
                                                                    2,335,556
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
ABM Industries, Inc.                                  1,200            33,768
Avery Dennison Corp.                                  1,700           105,740
Complete Production Services, Inc.(a)                 1,200            28,884
Kforce, Inc.(a)                                       4,900            67,277
Manpower, Inc.                                        2,100           168,525
Moody's Corp.                                           500            33,060
Oil States International, Inc.(a)                       800            27,144
Pitney Bowes, Inc.                                    1,200            57,600
R.R. Donnelley & Sons Co.                             3,000           120,600
Superior Energy Services, Inc.(a)                     1,700            61,761
The Advisory Board Co.(a)                               200             9,496
The Brink's Co.                                       1,100            69,850
The Dun & Bradstreet Corp.                              600            54,180
United Stationers, Inc.(a)                              600            35,712
                                                                 ------------
                                                                      873,597
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.6%)
Avaya, Inc.(a)                                        3,900            50,388
Cisco Systems, Inc.(a)                               72,976         1,951,378
Comtech Telecommunications Corp.(a)                   2,650           100,303
Corning, Inc.(a)                                     52,309         1,240,770
Foundry Networks, Inc.(a)                             4,100            61,992
JDS Uniphase Corp.(a)                                11,280           185,894
QUALCOMM, Inc.                                       47,658         2,087,420
Superior Essex, Inc.(a)                                 900            32,130
Sycamore Networks, Inc.(a)                           10,600            38,902
Tellabs, Inc.(a)                                     12,100           128,502
UTStarcom, Inc.(a)                                    8,500            60,690
                                                                 ------------
                                                                    5,938,369
                                                                 ------------
COMPUTERS & PERIPHERALS (3.0%)
Apple Computer, Inc.(a)                               7,241           722,652
Brocade Communications Systems, Inc.(a)              23,600           230,572
Dell, Inc.(a)                                         1,300            32,773
EMC Corp.(a)                                          4,800            72,864
Gateway, Inc.(a)                                      5,800            12,702
Hewlett-Packard Co.                                  37,762         1,591,291
International Business Machines Corp.                11,100         1,134,531
Komag, Inc.(a)                                        3,800           104,538
Lexmark International, Inc., Class A(a)               1,700            92,650
NCR Corp.(a)                                          1,700            85,680
SanDisk Corp.(a)                                     13,818           600,392
Seagate Technology, Inc.(a)                           2,900                 -
Stratasys, Inc.(a)                                    3,100           147,343
Sun Microsystems, Inc.(a)                            20,300           105,966
Western Digital Corp.(a)                              3,600            63,648
                                                                 ------------
                                                                    4,997,602
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.8%)
EMCOR Group, Inc.(a)                                  1,200            75,228
Fluor Corp.                                           3,463           331,132
Foster Wheeler Ltd.(a)                                8,289           570,532
Granite Construction, Inc.                              600            36,144
Jacobs Engineering Group, Inc.(a)                     4,400           221,892
Perini Corp.(a)                                         700            29,820
URS Corp.(a)                                            700            30,590
                                                                 ------------
                                                                    1,295,338
                                                                 ------------
CONSUMER FINANCE (0.8%)
American Express Co.                                 22,570         1,369,322
                                                                 ------------
CONTAINERS & PACKAGING (0.4%)
Bemis Co., Inc.                                       1,400            46,508
Crown Holdings, Inc.(a)                               4,600           111,182
Greif, Inc., Class A                                  1,000            55,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
Packaging Corp. of America                            2,000      $     49,520
Rock-Tenn Co., Class A                                1,100            42,086
Smurfit-Stone Container Corp.(a)                     12,220           147,251
Sonoco Products Co.                                   3,300           140,712
                                                                 ------------
                                                                      592,859
                                                                 ------------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Strayer Education, Inc.                               1,050           130,557
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (4.0%)
Bank of America Corp.                                50,131         2,551,668
Citigroup, Inc.                                      59,870         3,210,230
JPMorgan Chase & Co.                                 18,212           948,845
                                                                 ------------
                                                                    6,710,743
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc.                                           45,387         1,757,385
Embarq Corp.                                          4,667           280,207
Level 3 Communications, Inc.(a)                      55,584           309,047
Telus Corp. ADR                                         810            43,942
Verizon Communications, Inc.                         35,938         1,372,113
                                                                 ------------
                                                                    3,762,694
                                                                 ------------
ELECTRIC UTILITIES (0.7%)
Allegheny Energy, Inc.(a)                             2,000           106,920
American Electric Power Co., Inc.                     4,300           215,946
Entergy Corp.                                         3,450           390,333
FPL Group, Inc.                                       3,180           204,697
PPL Corp.                                             3,140           136,935
Progress Energy, Inc.                                 2,900           146,595
                                                                 ------------
                                                                    1,201,426
                                                                 ------------
ELECTRICAL EQUIPMENT (0.5%)
A.O. Smith Corp.                                        700            26,670
Acuity Brands, Inc.                                   1,300            76,856
Cooper Industries Ltd., Class A                         540            26,870
Emerson Electric Co.                                  8,600           404,114
EnerSys(a)                                            2,650            43,169
Rockwell Automation, Inc.                             2,050           122,057
The Genlyte Group, Inc.(a)                            2,450           191,124
                                                                 ------------
                                                                      890,860
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Anixter International, Inc.(a)                          700            50,120
Arrow Electronics, Inc.(a)                            5,200           205,504
Avnet, Inc.(a)                                        2,100            85,890
Brightpoint, Inc.(a)                                  3,350            44,555
FARO Technologies, Inc.(a)                            2,000            63,960
Flextronics International Ltd.(a)                     5,700            63,555
Ingram Micro, Inc.(a)                                 2,600            51,012
LoJack Corp.(a)                                         400             7,360
Measurement Specialties, Inc.(a)                      5,900           120,773
Mettler-Toledo International, Inc.(a)                   700            68,334
Molex, Inc.                                           2,600            77,688
RadiSys Corp.(a)                                      5,550            84,138
Sanmina-SCI Corp.(a)                                 25,800            89,010
ScanSource, Inc.(a)                                   4,550           130,676
Solectron Corp.(a)                                   29,200            97,820
Tektronix, Inc.                                       1,500            44,085
Waters Corp.(a)                                       1,200            71,316
X-Rite, Inc.                                          5,600            70,056
                                                                 ------------
                                                                    1,425,852
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc.                                    6,553           526,796
Cameron International Corp.(a)                       11,882           767,221
Diamond Offshore Drilling, Inc.                         700            59,920
Global Industries, Ltd.(a)                            4,000            83,040
Grey Wolf, Inc.(a)                                    3,800            27,208
Helmerich & Payne, Inc.                               2,400            77,496
Hercules Offshore, Inc.(a)                              900            28,287
Noble Corp.                                             920            77,473
Reliant Energy, Inc.(a)                               6,200           138,074
Rowan Cos., Inc.                                      1,600            58,624
Schlumberger Ltd.                                     8,175           603,560
Unit Corp.(a)                                           700            40,005
W-H Energy Services, Inc.(a)                            600            32,466
                                                                 ------------
                                                                    2,520,170
                                                                 ------------
FOOD & STAPLES RETAILING (2.2%)
BJ's Wholesale Club, Inc.(a)                          1,000            34,530
Costco Wholesale Corp.                                5,500           294,635
CVS Corp.                                             4,733           171,531
Safeway, Inc.                                        11,500           417,450
The Kroger Co.                                       18,200           537,082
Wal-Mart Stores, Inc.                                33,474         1,604,074
Walgreen Co.                                         12,558           551,296
                                                                 ------------
                                                                    3,610,598
                                                                 ------------
FOOD PRODUCTS (2.0%)
Archer-Daniels-Midland Co.                           13,486           521,908
ConAgra Foods, Inc.                                   6,100           149,938
General Mills, Inc.                                   4,300           257,570
H.J. Heinz Co.                                        6,000           282,660
Hormel Foods Corp.                                      900            34,281
J & J Snack Foods Corp.                               4,000           155,880
Kellogg Co.                                           8,420           445,502
Kraft Foods, Inc., Class A                           26,914           900,812

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
McCormick & Co., Inc.                                 1,400      $     51,968
Nestle SA, Sponsored ADR                              2,300           228,604
Sara Lee Corp.                                        7,700           126,357
Smithfield Foods, Inc.(a)                             2,300            70,311
Tyson Foods, Inc., Class A                            4,250            89,080
                                                                 ------------
                                                                    3,314,871
                                                                 ------------
GAS UTILITIES (0.0%)
UGI Corp.                                             1,100            31,196
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Baxter International, Inc.                            4,600           260,498
DENTSPLY International, Inc.                          2,200            73,502
ICON PLC, Sponsored ADR(a)                            2,250           105,592
IDEXX Laboratories, Inc.(a)                             600            54,102
Kensey Nash Corp.(a)                                  1,500            38,580
Kyphon, Inc.(a)                                       2,500           116,525
Medtronic, Inc.                                       9,058           479,440
Mentor Corp.                                          3,000           116,730
Respironics, Inc.(a)                                    700            28,532
Symmetry Medical, Inc.(a)                             4,950            84,101
Techne Corp.(a)                                       1,750           103,197
Zimmer Holdings, Inc.(a)                                600            54,288
                                                                 ------------
                                                                    1,515,087
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
Aetna, Inc.                                           6,000           281,280
Amedisys, Inc.(a)                                     6,133           192,270
AMERIGROUP Corp.(a)                                   2,300            64,699
AmerisourceBergen Corp.                               3,200           159,968
AMN Healthcare Services, Inc.(a)                        600            14,610
Cardinal Health, Inc.                                 3,800           265,810
Coventry Health Care, Inc.(a)                         1,400            80,962
Express Scripts, Inc.(a)                              5,581           533,265
Health Net, Inc.(a)                                   2,200           118,932
HealthExtras, Inc.(a)                                 1,500            46,425
Healthspring, Inc.(a)                                 1,200            28,224
Humana, Inc.(a)                                       5,800           366,792
LCA-Vision, Inc.                                      4,450           186,766
LifePoint Hospitals, Inc.(a)                          1,400            51,114
McKesson Corp.                                        5,800           341,214
Medco Health Solutions, Inc.(a)                      10,241           799,003
Molina Healthcare, Inc.(a)                              700            21,154
Nighthawk Radiology Holdings, Inc.(a)                   500             9,705
Option Care, Inc.                                     8,300           113,378
UnitedHealth Group, Inc.                              9,840           522,110
USANA Health Sciences, Inc.(a)                        1,800            71,712
WellPoint, Inc.(a)                                   15,326         1,210,294
                                                                 ------------
                                                                    5,479,687
                                                                 ------------
HEALTH CARE TECHNOLOGY (0.1%)
IMS Health, Inc.                                      3,900           114,387
Phase Forward, Inc.(a)                                  900            14,292
                                                                 ------------
                                                                      128,679
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Brinker International, Inc.                           4,650           144,615
Burger King Holdings, Inc.                            1,800            42,246
CEC Entertainment, Inc.(a)                              900            37,503
Darden Restaurants, Inc.                              3,500           145,180
Jack in the Box, Inc.(a)                              1,300            86,606
Marriott International, Inc., Class A                 9,600           434,016
McDonald's Corp.                                     24,044         1,160,844
Wendy's International, Inc.                           2,100            79,170
Wyndham Worldwide Corp.(a)                            2,500            86,500
                                                                 ------------
                                                                    2,216,680
                                                                 ------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp.                                    800            72,576
D. R. Horton, Inc.                                    2,300            51,014
KB HOME                                               3,200           141,152
Lennar Corp., Class B                                 1,400            56,014
Pulte Homes, Inc.                                     1,500            40,350
Standard Pacific Corp.                                3,700            77,145
Toll Brothers, Inc.(a)                                1,910            56,880
Universal Electronics, Inc.(a)                        3,700           104,710
Whirlpool Corp.                                       3,900           413,517
                                                                 ------------
                                                                    1,013,358
                                                                 ------------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co.                                              900            60,372
Colgate-Palmolive Co.                                 6,200           419,988
Energizer Holdings, Inc.(a)                             600            58,308
Kimberly-Clark Corp.                                  7,600           540,892
Procter & Gamble Co.                                 40,692         2,616,903
                                                                 ------------
                                                                    3,696,463
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Constellation Energy Group                            5,650           503,528
The AES Corp.(a)                                      3,700            81,363
TXU Corp.                                             2,050           134,439
                                                                 ------------
                                                                      719,330
                                                                 ------------
INDUSTRIAL CONGLOMERATES (1.8%)
3M Co.                                                  700            57,939
General Electric Co.                                 79,550         2,932,213
Tyco International Ltd.                               1,800            58,734
                                                                 ------------
                                                                    3,048,886
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
INSURANCE (6.4%)
ACE Ltd.                                              1,050      $     62,433
AFLAC, Inc.                                           1,640            84,198
Ambac Financial Group, Inc.                           1,400           128,520
American Financial Group, Inc.                        1,100            38,797
American International Group, Inc.                   32,263         2,255,506
Aon Corp.                                             2,000            77,500
Brown & Brown, Inc.                                   1,500            38,625
Chubb Corp.                                           3,430           184,637
Cincinnati Financial Corp.                            1,200            54,288
Fidelity National Financial, Inc., Class A            4,000           101,960
First Acceptance Corp.(a)                             1,950            19,734
First American Financial Corp.                        1,000            51,500
Genworth Financial, Inc., Class A                    17,870           652,076
Hartford Financial Services Group, Inc.               7,980           807,576
HCC Insurance Holdings, Inc.                          3,400           104,244
Hilb, Rogal & Hobbs Co.                               4,250           184,662
Lincoln National Corp.                                  800            56,920
Marsh & McLennan Cos., Inc.                           5,100           161,976
MBIA, Inc.                                            2,350           163,466
MetLife, Inc.                                        21,530         1,414,521
Nationwide Financial Services, Inc., Class A            700            39,991
Odyssey Re Holdings Corp.                               700            29,330
Ohio Casualty Corp.                                   5,900           186,676
Old Republic International Corp.                      7,100           151,017
PartnerRe Ltd.                                        1,200            86,424
Philadelphia Consolidated Holding Corp.(a)              900            39,060
Principal Financial Group, Inc.                       3,200           203,168
Progressive Corp.                                    11,000           253,770
Prudential Financial, Inc.                            5,400           513,000
RenaissanceRe Holdings Ltd.                             650            35,198
StanCorp Financial Group, Inc.                        1,000            47,600
The Allstate Corp.                                   19,730         1,229,574
The Commerce Group, Inc.                                300             9,783
The Travelers Cos, Inc.                              16,153           873,877
U.S.I. Holdings Corp.(a)                              5,600            94,864
W.R. Berkley Corp.                                    4,400           142,956
XL Capital Ltd.                                         800            62,384
Zenith National Insurance Corp.                       1,300            60,125
                                                                 ------------
                                                                   10,701,936
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.5%)
Google, Inc., Class A(a)                              4,399         2,073,601
IAC/InterActiveCorp(a)                                2,000            76,240
McAfee, Inc.(a)                                       2,600            84,474
PetMed Express, Inc.(a)                               2,600            28,678
United Online, Inc.                                   2,700            38,961
VeriSign, Inc.(a)                                     2,400            65,640
Websense, Inc.(a)                                     5,950           147,024
                                                                 ------------
                                                                    2,514,618
                                                                 ------------
IT SERVICES (1.4%)
3Com Corp.(a)                                         7,000            28,210
Accenture Ltd., Class A                               5,440           212,704
CACI International, Inc., Class A(a)                  1,500            68,595
Cognizant Technology Solutions Corp., Class A(a)      1,100            98,340
Computer Sciences Corp.(a)                            2,100           116,634
Convergys Corp.(a)                                    3,300            83,358
CSG Systems International, Inc.(a)                    1,100            29,458
Electronic Data Systems Corp.                         8,800           257,312
Fiserv, Inc.(a)                                       3,800           202,046
Global Payments, Inc.                                 6,400           243,072
Hewitt Associates, Inc., Class A(a)                   1,700            50,575
Lionbridge Technologies, Inc.(a)                      8,650            43,942
SRA International, Inc., Class A(a)                   1,900            46,417
TALX Corp.                                            3,900           134,511
Unisys Corp.(a)                                       5,000            39,200
Western Union Co.                                    28,367           597,125
                                                                 ------------
                                                                    2,251,499
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Brunswick Corp.                                       2,600            85,176
Eastman Kodak Co.                                     1,800            44,838
Hasbro, Inc.                                          2,200            69,542
Jarden Corp.(a)                                         700            29,498
Mattel, Inc.                                         12,100           342,430
                                                                 ------------
                                                                      571,484
                                                                 ------------
LIFE SCIENCES TOOLS AND SERVICES (0.0%)
Ventana Medical Systems, Inc.(a)                      1,450            70,456
                                                                 ------------
MACHINERY (2.5%)
Actuant Corp.                                         3,550           188,150
Bucyrus International, Inc., Class A                  2,100           131,754
Caterpillar, Inc.                                    12,677           920,604
CLARCOR, Inc.                                         4,000           126,160
Crane Co.                                               900            38,259
Cummins, Inc.                                           600            55,296
Danaher Corp.                                         4,900           348,831
Deere & Co.                                           2,370           259,278
Eaton Corp.                                           4,420           394,308
EnPro Industries, Inc.(a)                             2,100            79,086
Flow International Corp.(a)                           2,550            29,682
Gardner Denver, Inc.(a)                               3,000           113,400
Graco, Inc.                                           3,200           126,400
Ingersoll-Rand Co., Class A                           2,000            89,300
ITT Industries, Inc.                                  5,700           363,717
Oshkosh Truck Corp.                                   7,907           442,317
Parker Hannifin Corp.                                 2,200           202,708
SPX Corp.                                             1,700           120,496
The Manitowoc Co., Inc.                               1,000            68,230

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
The Timken Co.                                        2,310      $     76,184
Wabash National Corp.                                   150             2,334
                                                                 ------------
                                                                    4,176,494
                                                                 ------------

MEDIA (0.7%)
DreamWorks Animation SKG, Inc., Class A(a)            1,400            40,992
Entravision Communications Corp., Class A(a)         13,050           128,020
Gannett Co., Inc.                                     7,650           436,509
Interpublic Group of Cos., Inc.(a)                    3,800            48,184
New York Times Co., Class A                           3,270            76,518
News Corp., Class A                                   7,724           172,940
Scholastic Corp.(a)                                   1,000            30,870
The McClatchy Co., Class A                              204             5,896
Tribune Co.                                           3,000            98,400
WPP Group PLC, Sponsored ADR                          1,150            85,399
                                                                 ------------
                                                                    1,123,728
                                                                 ------------
METALS & MINING (0.7%)
Alcan, Inc.                                             780            45,919
Alcoa, Inc.                                          10,811           383,682
Allegheny Technologies, Inc.                            600            65,748
Arcelor Mittal, Class A                               1,600            85,472
Brush Engineered Materials, Inc.(a)                   1,200            57,624
Carpenter Technology Corp.                              900           109,233
Claymont Steel Holdings, Inc.(a)                      1,250            28,900
Commercial Metals Co.                                 4,800           160,944
Haynes International, Inc.(a)                           300            23,388
Quanex Corp.                                          1,800            77,454
Reliance Steel & Aluminum Co.                         3,200           190,080
                                                                 ------------
                                                                    1,228,444
                                                                 ------------
MULTI-UTILITIES (0.5%)
Ameren Corp.                                          2,600           136,682
Dominion Resources, Inc.                              3,640           331,968
NiSource, Inc.                                        4,900           120,491
Public Service Enterprise Group, Inc.                   590            51,006
TECO Energy, Inc.                                       700            12,565
Wisconsin Energy Corp.                                2,200           107,338
                                                                 ------------
                                                                      760,050
                                                                 ------------
MULTILINE RETAIL (1.2%)
Dillard's, Inc., Class A                              1,200            41,556
Dollar Tree Stores, Inc.(a)                             800            31,456
Family Dollar Stores, Inc.                            6,700           213,328
Federated Department Stores, Inc.                    11,170           490,586
Kohl's Corp.(a)                                         900            66,636
Saks, Inc.                                            3,900            81,666
Sears Holdings Corp.(a)                               2,959           564,903
Target Corp.                                          7,562           448,956
                                                                 ------------
                                                                    1,939,087
                                                                 ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.(a)                                       11,000           203,500
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (6.9%)
Alon Usa Energy, Inc.                                 1,100            41,140
Apache Corp.                                          2,010           145,725
BP PLC, Sponsored ADR                                 1,000            67,320
Chevron Corp.                                        19,831         1,542,653
Comstock Resources, Inc.(a)                           2,800            79,380
ConocoPhillips                                       19,688         1,365,363
Devon Energy Corp.                                    3,170           230,998
EOG Resources, Inc.                                   1,880           138,067
EXCO Resources, Inc.(a)                               9,250           155,308
Exxon Mobil Corp.                                    56,400         4,477,032
Frontier Oil Corp.                                    1,800            63,594
Hess Corp.                                            3,710           210,542
Marathon Oil Corp.                                    6,100           619,455
Newfield Exploration Co.(a)                           2,000            87,500
Range Resources Corp.                                15,794           577,271
Royal Dutch Shell PLC, ADR                              700            48,545
St. Mary Land & Exploration Co.                       1,900            69,578
Sunoco, Inc.                                          5,700           430,521
Total SA, Sponsored ADR                               4,270           314,656
Valero Energy Corp.                                   8,900           625,047
Western Refining, Inc.                                1,600            63,392
XTO Energy, Inc.                                      2,000           108,540
                                                                 ------------
                                                                   11,461,627
                                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc.                                           660            14,447
International Paper Co.                              10,890           410,771
                                                                 ------------
                                                                      425,218
                                                                 ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                    3,300            80,157
Avon Products, Inc.                                   4,000           159,200
Bare Escentuals, Inc.(a)                                600            24,258
The Estee Lauder Cos., Inc., Class A                  1,900            97,698
                                                                 ------------
                                                                      361,313
                                                                 ------------
PHARMACEUTICALS (4.5%)
Abbott Laboratories                                  15,501           877,667
Bristol-Myers Squibb Co.                              5,100           147,186
Eli Lilly & Co.                                       6,030           356,554
Johnson & Johnson                                    34,183         2,195,232
King Pharmaceuticals, Inc.(a)                         5,200           106,340
Merck & Co., Inc.                                    40,336         2,074,884
Mylan Laboratories, Inc.                              4,000            87,720
Schering-Plough Corp.                                21,200           672,676
Sepracor, Inc.(a)                                     4,016           215,579

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
Watson Pharmaceuticals, Inc.(a)                       1,900      $     51,870
Wyeth                                                12,345           685,147
                                                                 ------------
                                                                    7,470,855
                                                                 ------------
REAL ESTATE - OPERATIONS AND DEVELOPMENT (0.1%)
CB Richard Ellis Group, Inc., Class A(a)              3,600           121,860
                                                                 ------------
REAL ESTATE INVESTMENT TRUST (0.6%)
AMB Property Corp.                                    1,000            60,910
Brandywine Realty Trust                               2,000            65,760
Camden Property Trust                                 1,600           111,440
CapitalSource, Inc.                                   4,000           103,080
DiamondRock Hospitality Co.                           1,900            34,751
General Growth Properties, Inc.                       1,800           114,930
Health Care REIT, Inc,                                1,500            67,860
Hospitality Properties Trust                          2,600           118,378
Liberty Property Trust                                1,500            72,585
NorthStar Realty Finance Corp.                        1,600            23,680
Redwood Trust, Inc.                                     100             5,021
Simon Property Group, Inc.                              475            54,758
Ventas, Inc.                                          2,500           105,400
Weingarten Realty Investors                           1,300            62,218
                                                                 ------------
                                                                    1,000,771
                                                                 ------------
ROAD & RAIL (1.1%)
Atmel Corp.(a)                                        5,500            29,260
Avis Budget Group, Inc.(a)                            2,200            61,886
Burlington Northern Santa Fe Corp.                    2,040           178,582
Celadon Group, Inc.(a)                                2,500            41,150
CSX Corp.                                             9,013           389,091
J.B. Hunt Transport Services, Inc.                   11,384           308,051
Norfolk Southern Corp.                                1,010            53,772
Ryder System, Inc.                                    3,200           168,448
Union Pacific Corp.                                   5,679           648,826
Vitran Corp, Inc.(a)                                    200             4,006
                                                                 ------------
                                                                    1,883,072
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Energy Industries, Inc.(a)                   1,500            36,750
Applied Materials, Inc.                              13,400           257,548
Applied Micro Circuits Corp.(a)                      11,800            33,158
Broadcom Corp., Class A(a)                           21,965           714,961
Integrated Device Technology, Inc.(a)                15,300           229,194
Intel Corp.                                          10,440           224,460
International Rectifier Corp.(a)                        700            24,696
Lattice Semiconductor Corp.(a)                          400             2,184
Marvell Technology Group Ltd.(a)                     24,884           401,379
National Semiconductor Corp.                         20,876           549,039
ON Semiconductor Corp.(a)                             5,000            53,550
Power Integrations, Inc.(a)                           4,850           125,372
QLogic Corp.(a)                                       1,700            30,396
RF Micro Devices, Inc.(a)                             5,500            34,375
Skyworks Solutions, Inc.(a)                           5,200            35,828
Teradyne, Inc.(a)                                     4,700            82,015
Texas Instruments, Inc.                              22,932           788,173
TriQuint Semiconductor, Inc.(a)                       5,400            27,918
Xilinx, Inc.                                         22,893           674,885
                                                                 ------------
                                                                    4,325,881
                                                                 ------------
SOFTWARE (4.2%)
Bea Systems, Inc.(a)                                  1,900            22,401
BMC Software, Inc.(a)                                 6,100           197,457
Cadence Design Systems, Inc.(a)                       7,100           157,620
Electronic Arts, Inc.(a)                             30,308         1,527,826
Epicor Software Corp.(a)                              6,750            97,875
Microsoft Corp.                                     133,277         3,990,314
Oracle Corp.(a)                                      40,740           765,912
Synopsys, Inc.(a)                                     5,400           149,364
                                                                 ------------
                                                                    6,908,769
                                                                 ------------
SPECIALTY RETAIL (3.1%)
Advance Auto Parts, Inc.                              9,829           404,955
American Eagle Outfitters, Inc.                       1,700            50,099
AnnTaylor Stores Corp.(a)                             2,700           103,896
AutoNation, Inc.(a)                                   2,100            42,924
Barnes & Noble, Inc.                                  2,100            83,013
Charlotte Russe Holding, Inc.(a)                      1,100            30,063
Chico's FAS, Inc.(a)                                 10,486           276,411
Circuit City Stores, Inc.                             2,900            50,605
Foot Locker, Inc.                                     8,100           192,699
Gap, Inc.                                            29,526           529,992
Guess?, Inc.                                          2,600           102,440
Limited Brands                                        2,700            74,439
Lowe's Cos., Inc.                                     2,100            64,176
Office Depot, Inc.(a)                                 4,400           147,928
RadioShack Corp.                                      2,900            84,303
Rent-A-Center, Inc.(a)                                2,000            55,680
Ross Stores, Inc.                                     1,700            56,355
Select Comfort Corp.(a)                              12,450           230,823
Staples, Inc.                                        41,307         1,024,413
The Sherwin-Williams Co.                              2,710           172,817
TJX Cos., Inc.                                       15,700           437,873
Urban Outfitters, Inc.(a)                            37,784           973,316
                                                                 ------------
                                                                    5,189,220
                                                                 ------------
TEXTILES APPAREL & LUXURY GOODS (0.9%)
Coach, Inc.(a)                                        6,100           297,863
Columbia Sportswear Co.                                 500            31,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                     SHARES         VALUE
                                                     ------         -----
Hanesbrands, Inc.(a)                                  2,158      $     57,381
Jones Apparel Group, Inc.                             5,600           186,984
Kellwood Co.                                            900            25,362
Liz Claiborne, Inc.                                   4,500           201,240
NIKE, Inc., Class B                                   8,480           456,733
Steven Madden, Ltd.                                     900            26,775
The Timberland Co., Class A(a)                        1,100            28,391
The Warnaco Group, Inc.(a)                            1,300            36,764
VF Corp.                                              2,400           210,744
                                                                 ------------
                                                                    1,559,537
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.3%)
Astoria Financial Corp.                               4,200           111,552
Brookline Bancorp, Inc.                               5,600            66,752
Countrywide Financial Corp.                           6,800           252,144
Federal Home Loan Mortgage Corp.                      6,280           406,818
Federal National Mortgage Assoc.                     13,940           821,345
MGIC Investment Corp.                                 1,600            98,576
Washington Mutual, Inc.                               9,700           407,206
Webster Financial Corp.                                 900            40,005
                                                                 ------------
                                                                    2,204,398
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
Beacon Roofing Supply, Inc.(a)                        9,850           154,941
Rush Enterprises, Inc., Class A(a)                    3,000            62,400
W.W. Grainger, Inc.                                   1,800           148,716
Watsco, Inc.                                          3,150           167,485
Williams Scotsman International, Inc.(a)              4,600           101,338
                                                                 ------------
                                                                      634,880
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.                                          2,200           137,918
Metropcs Communications, Inc.(a)                     10,762           301,874
Sprint Corp.                                         29,310           587,080
Vodafone Group PLC, Sponsored ADR                     5,825           167,352
                                                                 ------------
                                                                    1,194,224
                                                                 ------------
TOTAL COMMON STOCKS
   (COST $128,849,290)                                            156,479,254
                                                                 ------------
TIME DEPOSIT (5.2%)
State Street Bank Euro Dollar Time
   Deposit, 4.75%, 5/1/07(b)                      8,741,000         8,741,000
                                                                 ------------
TOTAL TIME DEPOSIT
   (COST $8,741,000)                                                8,741,000
                                                                 ------------
U.S. TREASURY BILL (0.4%)
U.S. Treasury Bill, 4.97%, 6/14/07(b)+              600,000           596,552
                                                                 ------------
TOTAL U.S. TREASURY BILL
   (COST $596,552)                                                    596,552
                                                                 ------------
      TOTAL INVESTMENTS
         (COST $138,186,812) 99.5%                                165,816,806
      ASSETS IN EXCESS OF
         OTHER LIABILITIES 0.5%                                       742,524
                                                                 ------------
      NET ASSETS 100.0%                                          $166,559,330
                                                                 ============

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of April 30, 2007. ADR - American Depositary Receipt
PLC - Public Limited Company
+ - All of this security is segregated as collateral with the custodian for futures contracts.

FUTURES CONTRACTS

----------------------------------------------------------------------------------
  NUMBER                                                  NOTIONAL
    OF                                  EXPIRATION        VALUE AT     UNREALIZED
CONTRACTS   DESCRIPTION                   DATE            4/30/07     APPRECIATION
----------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
            ------------------------
    1       Nasdaq 100 Futures Index    06/15/2007      $  187,925      $ 10,420
   11       S&P 400 E-mini Index        06/15/2007         966,020        37,097
   54       S&P 500 E-mini Index        06/15/2007       4,018,680       178,807
   11       S&P 500 Futures Index       06/15/2007       4,093,100       174,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
COMMON STOCKS (99.7%)

AEROSPACE & DEFENSE (2.4%)
AAR Corp.(a)                                                         1,050           $    32,067
Alliant Techsystems, Inc.(a)                                           540                50,290
Applied Signal Technology, Inc.                                        460                 7,668
Armor Holdings, Inc.(a)                                                820                58,630
Ceradyne, Inc.(a)                                                      750                44,137
Cubic Corp.                                                            560                11,273
Curtiss-Wright Corp.                                                 1,230                53,001
DRS Technologies, Inc.                                                 691                34,764
EDO Corp.                                                              640                17,600
Esterline Technologies Corp.(a)                                        690                28,794
GenCorp., Inc.(a)                                                    1,550                20,646
General Dynamics Corp.                                               1,760               138,160
Goodrich Corp.                                                         470                26,715
Honeywell International, Inc.                                        3,270               177,169
Kaman Corp., Class A                                                   610                15,128
L-3 Communications Holdings, Inc.                                      590                53,059
Lockheed Martin Corp.                                                1,520               146,133
Moog, Inc., Class A(a)                                               1,090                46,347
Northrop Grumman Corp.                                               1,610               118,512
Precision Castparts Corp.                                            2,470               257,152
Raytheon Co.                                                         1,730                92,624
Rockwell Collins, Inc.                                                 620                40,715
Sequa Corp., Class A(a)                                                140                16,408
Teledyne Technologies, Inc.(a)                                         930                41,022
The Boeing Co.                                                       3,320               308,760
Triumph Group, Inc.                                                    420                25,540
United Technologies Corp.                                            4,070               273,219
                                                                                     -----------
                                                                                       2,135,533
                                                                                     -----------
AIR FREIGHT & LOGISTICS (0.8%)
C.H. Robinson Worldwide, Inc.                                          750                40,095
EGL, Inc.(a)                                                           830                32,934
Expeditors International of Washington, Inc.                         3,700               154,660
FedEx Corp.                                                          1,310               138,126
Forward Air Corp.                                                      845                25,781
Hub Group, Inc., Class A(a)                                          1,150                41,400
United Parcel Service, Inc., Class B                                 4,350               306,371
                                                                                     -----------
                                                                                         739,367
                                                                                     -----------
AIRLINES (0.2%)
AirTran Holdings, Inc.(a)                                            1,710                18,827
Alaska Air Group, Inc.(a)                                              820                24,272
Frontier Airlines Holdings, Inc.(a)                                  1,130                 6,690
JetBlue Airways Corp.(a)                                             3,105                30,771
Mesa Air Group, Inc.(a)                                                980                 6,625
SkyWest, Inc.                                                        2,000                54,420
Southwest Airlines Co.                                               3,430                49,220
                                                                                     -----------
                                                                                         190,825
                                                                                     -----------
AUTO COMPONENTS (0.5%)
ArvinMeritor, Inc.                                                   1,330                27,464
Bandag, Inc.                                                           210                10,592
BorgWarner, Inc.                                                     1,080                84,143
Drew Industries, Inc.(a)                                               400                11,508
Gentex Corp.                                                         3,240                57,672
Goodyear Tire & Rubber Co.(a)                                          700                23,282
Johnson Controls, Inc.                                                 940                96,190
Lear Corp.(a)                                                        1,290                47,369
LKQ Corp.(a)                                                         1,300                29,354
Modine Manufacturing Co.                                               690                15,960
Standard Motor Products, Inc.                                          620                11,365
Superior Industries International, Inc.                                740                16,909
                                                                                     -----------
                                                                                         431,808
                                                                                     -----------
AUTOMOBILES (0.3%)
Coachmen Industries, Inc.                                              470                 4,860
Fleetwood Enterprises, Inc.(a)                                       1,820                15,161
Ford Motor Co.                                                       7,120                57,245
General Motors Corp.                                                 2,240                69,955
Harley-Davidson, Inc.                                                1,110                70,285
Monaco Coach Corp.                                                     820                12,571
Thor Industries, Inc.                                                  610                24,296
Winnebago Industries, Inc.                                             860                27,571
                                                                                     -----------
                                                                                         281,944
                                                                                     -----------
BEVERAGES (1.2%)
Coca-Cola Co.                                                        8,400               438,396
Coca-Cola Enterprises, Inc.                                          1,690                37,079
Hansen Natural Corp.(a)                                              1,130                43,166
Pepsi Bottling Group, Inc.                                             890                29,201
PepsiAmericas, Inc.                                                  1,630                39,348
PepsiCo, Inc.                                                        6,890               455,360
                                                                                     -----------
                                                                                       1,042,550
                                                                                     -----------
BIOTECHNOLOGY (1.4%)
Amgen, Inc.(a)                                                       4,860               311,720
ArQule, Inc.(a)                                                      1,090                 9,570
Biogen Idec, Inc.(a)                                                 1,470                69,399
Celgene Corp.(a)                                                     1,610                98,467
Cephalon, Inc.(a)                                                    1,280               101,901
Digene Corp.(a)                                                        670                30,719
Genzyme Corp.(a)                                                     1,200                78,372
Gilead Sciences, Inc.(a)                                             1,990               162,623
Martek Biosciences Corp.(a)                                            650                14,033
Medimmune, Inc.(a)                                                   1,100                62,348
Millennium Pharmaceuticals, Inc.(a)                                  6,170                68,364
PDL BioPharma, Inc.(a)                                               2,260                57,088
PerkinElmer, Inc.                                                      530                12,826
Regeneron Pharmaceuticals, Inc.(a)                                   1,810                49,232

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------

Savient Pharmaceuticals, Inc.(a)                                     2,010           $    23,115
Vertex Pharmaceuticals, Inc.(a)                                      2,290                70,395
                                                                                     -----------
                                                                                       1,220,172
                                                                                     -----------
BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.                                           660                36,340
Apogee Enterprises, Inc.                                               800                19,264
Griffon Corp.(a)                                                       840                20,152
Lennox International, Inc.                                           1,720                58,153
Masco Corp.                                                          1,740                47,345
NCI Building Systems, Inc.(a)                                          520                25,984
Simpson Manufacturing Co., Inc.                                      1,060                34,100
Universal Forest Products, Inc.                                        510                23,695
                                                                                     -----------
                                                                                         265,033
                                                                                     -----------
CAPITAL MARKETS (3.1%)
A.G. Edwards, Inc.                                                   1,390               100,705
Ameriprise Financial, Inc.                                           1,006                59,827
Bank of New York Co., Inc.                                           3,330               134,798
Bear Stearns Cos., Inc.                                                590                91,863
Charles Schwab Corp.                                                 4,730                90,438
E*TRADE Financial Corp.(a)                                           1,600                35,328
Eaton Vance Corp.                                                    2,460                94,021
Federated Investors, Inc.                                              440                16,790
Franklin Resources, Inc.                                               810               106,361
Goldman Sachs Group, Inc.                                            1,730               378,195
Investment Technology Group, Inc.(a)                                 1,190                45,030
Investors Financial Services Corp.                                   1,200                74,256
Janus Capital Group, Inc.                                              870                21,767
Jefferies Group, Inc.                                                1,980                62,766
LaBranche & Co., Inc.(a)                                             1,650                13,431
Legg Mason, Inc.                                                       610                60,506
Lehman Brothers Holdings, Inc.                                       2,220               167,122
Mellon Financial Corp.                                               1,750                75,128
Merrill Lynch & Co., Inc.                                            3,690               332,949
Morgan Stanley                                                       4,420               371,324
Northern Trust Corp.                                                   890                56,026
Nuveen Investments, Inc., Class A                                    1,380                73,554
Piper Jaffray Cos., Inc.(a)                                            540                34,457
Raymond James Financial, Inc.                                        1,845                56,605
SEI Investments Co.                                                  1,180                72,015
State Street Corp.                                                   1,480               101,928
SWS Group, Inc.                                                        780                20,272
T. Rowe Price Group, Inc.                                            1,040                51,667
Tradestation Group, Inc.(a)                                            520                 6,334
Waddell & Reed Financial, Inc., Class A                              1,510                36,572
                                                                                     -----------
                                                                                       2,842,035
                                                                                     -----------
CHEMICALS (1.9%)
A. Schulman, Inc.                                                      800                18,528
Air Products & Chemicals, Inc.                                       1,000                76,500
Airgas, Inc.                                                         1,290                57,470
Albemarle Corp.                                                      1,420                60,279
Arch Chemicals, Inc.                                                   720                21,758
Ashland, Inc.                                                          250                14,988
Cabot Corp.                                                          1,200                54,360
Chemtura Corp.                                                       4,283                47,241
Cytec Industries, Inc.                                                 690                37,881
Dow Chemical Co.                                                     3,810               169,964
E.I. Du Pont De Nemours & Co.                                        3,780               185,863
Ecolab, Inc.                                                           830                35,682
Ferro Corp.                                                            680                14,151
FMC Corp.                                                              710                54,620
Georgia Gulf Corp.                                                     980                15,651
H.B. Fuller Co.                                                      1,720                43,980
Hercules, Inc.(a)                                                      260                 4,898
International Flavors & Fragrances, Inc.                               420                20,441
Lubrizol Corp.                                                       1,260                75,524
Lyondell Chemical Co.                                                3,830               119,190
Material Sciences Corp.(a)                                             510                 4,753
Minerals Technologies, Inc.                                            320                20,358
Monsanto Co.                                                         2,200               129,778
Olin Corp.                                                           1,220                20,911
OM Group, Inc.(a)                                                      820                43,075
OMNOVA Solutions, Inc.(a)                                            1,230                 6,470
Penford Corp.                                                          240                 4,699
PolyOne Corp.(a)                                                     2,540                16,662
PPG Industries, Inc.                                                   760                55,921
Praxair, Inc.                                                        1,320                85,206
Quaker Chemical Corp.                                                  180                 4,115
Rohm & Haas Co.                                                        610                31,214
RPM International, Inc.                                              1,910                40,626
Sensient Technologies Corp.                                            790                20,682
Sigma-Aldrich Corp.                                                    560                23,565
The Scotts Miracle-Gro Co., Class A                                    840                37,775
The Valspar Corp.                                                    1,860                50,294
Tronox, Inc., Class B                                                  994                13,787
                                                                                     -----------
                                                                                       1,738,860
                                                                                     -----------
COMMERCIAL BANKS (4.0%)
Associated Banc-Corp                                                 2,510                81,274
Bank of Hawaii Corp.                                                   930                49,197
BB&T Corp.                                                           2,340                97,391
Boston Private Financial Holdings, Inc.                              1,020                28,366
Cascade Bancorp                                                        460                 9,862

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Cathay General Bancorp                                               1,010           $    33,118
Central Pacific Financial Corp.                                        920                31,611
Chittenden Corp.                                                     1,230                35,744
City National Corp.                                                    800                58,576
Colonial BancGroup, Inc.                                             2,500                60,150
Comerica, Inc.                                                         770                47,671
Commerce Bancorp, Inc.                                                 790                26,418
Community Bank System, Inc.                                            860                17,630
Compass Bancshares, Inc.                                               600                40,908
Cullen/Frost Bankers, Inc.                                             880                45,030
East West Bancorp, Inc.                                              1,830                72,944
Fifth Third Bancorp                                                  2,430                98,634
First Bancorp, ADR                                                   2,610                32,729
First Commonwealth Financial Corp.                                     120                 1,336
First Horizon National Corp.                                           650                25,486
First Indiana Corp.                                                    180                 3,496
First Midwest Bancorp, Inc.                                          1,500                53,910
First Republic Bank                                                    835                45,173
FirstMerit Corp.                                                     1,360                28,397
Frontier Financial Corp.                                               210                 5,219
Glacier Bancorp, Inc.                                                1,215                26,098
Greater Bay Bancorp                                                    940                24,243
Hanmi Financial Corp.                                                  620                10,174
Huntington Bancshares, Inc.                                            780                17,300
Independent Bank Corp.                                                 399                 6,584
Irwin Financial Corp.                                                  710                11,381
KeyCorp                                                              1,690                60,299
M&T Bank Corp.                                                         490                54,557
Marshall & Ilsley Corp.                                                970                46,579
Nara Bancorp, Inc.                                                     730                12,052
National City Corp.                                                  3,185               116,412
PNC Financial Services Group, Inc.                                   1,584               117,374
PrivateBancorp, Inc.                                                   540                17,728
Prosperity Bancshares, Inc.                                            700                24,283
Provident Bankshares Corp.                                             980                31,399
Regions Financial Corp.                                              3,072               107,796
South Financial Group, Inc.                                          2,150                48,654
Sterling Bancorp                                                       220                 3,808
Sterling Bancshares, Inc.                                            1,860                21,260
Sterling Financial Corp.                                               975                28,743
SunTrust Banks, Inc.                                                 1,660               140,137
Susquehanna Bancshares, Inc.                                         1,220                27,182
SVB Financial Group(a)                                                 620                31,756
Synovus Financial Corp.                                              1,180                37,241
TCF Financial Corp.                                                  2,400                64,992
U.S. Bancorp                                                         7,250               249,037
UCBH Holdings, Inc.                                                  2,700                48,492
Umpqua Holdings Corp.                                                1,570                39,156
United Bankshares, Inc.                                              1,160                38,860
United Community Banks, Inc.                                           330                 9,755
Wachovia Corp.                                                       7,951               441,599
Wells Fargo & Co.                                                   13,130               471,236
Westamerica Bancorp                                                    520                24,352
Whitney Holding Corp.                                                1,920                59,078
Wilmington Trust Corp.                                               1,380                55,835
Wintrust Financial Corp.                                               690                29,656
Zions Bancorp                                                          600                49,080
                                                                                     -----------
                                                                                       3,634,438
                                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
ABM Industries, Inc.                                                 1,320                37,145
Administaff, Inc.                                                      640                21,242
Allied Waste Industries, Inc.(a)                                     1,280                17,114
Angelica Corp.                                                         280                 7,291
Avery Dennison Corp.                                                   400                24,880
Bowne & Co., Inc.                                                    1,420                23,686
Brady Corp.                                                          1,490                48,961
CDI Corp.                                                              450                13,329
Central Parking Corp.                                                  800                17,904
ChoicePoint, Inc.(a)                                                 1,620                61,511
Cintas Corp.                                                           560                20,983
Coinstar, Inc.(a)                                                      840                26,116
Consolidated Graphics, Inc.(a)                                         350                26,337
Copart, Inc.(a)                                                      1,370                39,703
Deluxe Corp.                                                         1,060                40,121
G & K Services, Inc., Class A                                          610                21,289
Healthcare Services Group                                              490                13,720
Heidrick & Struggles International, Inc.(a)                            470                22,175
Herman Miller, Inc.                                                  1,250                43,012
HNI Corp.                                                              910                37,983
John H. Harland Co.                                                    820                43,132
Kelly Services, Inc., Class A                                          500                14,350
Korn/Ferry International, Inc.(a)                                      710                16,735
Labor Ready, Inc.(a)                                                 1,540                33,418
Manpower, Inc.                                                       1,550               124,387
Mine Safety Appliances Co.                                             570                24,025
Mobile Mini, Inc.(a)                                                   970                29,071
Monster Worldwide, Inc.(a)                                             540                22,707
Moody's Corp.                                                        1,060                70,087
Navigant Consulting, Inc.(a)                                           870                16,687
On Assignment, Inc.(a)                                                 930                10,397
Pitney Bowes, Inc.                                                   1,130                54,240
R.R. Donnelley & Sons Co.                                            1,070                43,014
Republic Services, Inc., Class A                                     3,675               102,643
Robert Half International, Inc.                                        680                22,644
Rollins, Inc.                                                          830                19,148
School Specialty, Inc.(a)                                              550                18,139
Spherion Corp.(a)                                                    1,660                14,193

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Standard Register Co.                                                1,090           $    13,581
Stericycle, Inc.(a)                                                    890                77,555
Tetra Tech, Inc.(a)                                                  1,840                38,309
The Brink's Co.                                                        860                54,610
The Corporate Executive Board Co.                                      790                50,276
The Dun & Bradstreet Corp.                                           1,220               110,166
United Stationers, Inc.(a)                                             820                48,806
Volt Information Sciences, Inc.(a)                                     345                 8,818
Waste Connections, Inc.(a)                                           2,205                68,730
Waste Management, Inc.                                               2,570                96,144
Watson Wyatt & Co. Holdings                                          1,220                57,499
                                                                                     -----------
                                                                                       1,868,013
                                                                                     -----------
COMMUNICATIONS EQUIPMENT (2.4%)
ADC Telecommunications, Inc.(a)                                        570                10,488
ADTRAN, Inc.                                                         1,270                32,321
Andrew Corp.(a)                                                        920                10,046
Arris Group, Inc.(a)                                                 2,340                34,679
Avaya, Inc.(a)                                                       1,730                22,352
Avocent Corp.(a)                                                       910                25,489
Bel Fuse, Inc.                                                         350                12,390
Belden CDT, Inc.                                                     1,240                69,291
Black Box Corp.                                                        500                18,220
Blue Coat Systems, Inc., Class B(a)                                    490                17,179
C-COR, Inc.(a)                                                       1,370                16,878
CIENA Corp.(a)                                                         322                 9,390
Cisco Systems, Inc.(a)                                              24,020               642,295
CommScope, Inc.(a)                                                   1,030                48,049
Comtech Telecommunications Corp.(a)                                    580                21,953
Corning, Inc.(a)                                                     6,070               143,980
CT Communications, Inc.                                                260                 6,347
Digi International, Inc.(a)                                            690                 8,798
Ditech Networks, Inc.(a)                                               690                 6,003
Dycom Industries, Inc.(a)                                              800                20,728
F5 Networks, Inc.(a)                                                   810                62,192
Harmonic, Inc.(a)                                                    2,130                17,615
Harris Corp.                                                         2,410               123,753
Inter-Tel, Inc.                                                        740                18,663
JDS Uniphase Corp.(a)                                                  680                11,206
Juniper Networks, Inc.(a)                                            2,380                53,217
Motorola, Inc.                                                       9,150               158,569
NETGEAR, Inc.(a)                                                       950                31,930
Network Equipment Technologies, Inc.(a)                                780                 8,385
PC-Tel, Inc.(a)                                                      1,320                13,187
Plantronics, Inc.                                                      910                22,850
Polycom, Inc.(a)                                                     1,630                54,279
Powerwave Technologies, Inc.(a)                                      2,100                13,083
QUALCOMM, Inc.                                                       6,720               294,336
Symmetricom, Inc.(a)                                                 1,330                10,866
Tellabs, Inc.(a)                                                     1,664                17,672
Tollgrade Communications, Inc.(a)                                      410                 4,900
UTStarcom, Inc.(a)                                                   1,940                13,852
ViaSat, Inc.(a)                                                        740                25,382
                                                                                     -----------
                                                                                       2,132,813
                                                                                     -----------
COMPUTERS & PERIPHERALS (2.6%)
Adaptec, Inc.(a)                                                     3,220                12,429
Apple Computer, Inc.(a)                                              3,540               353,292
Avid Technology, Inc.(a)                                             1,185                39,401
Dell, Inc.(a)                                                        8,870               223,613
Diebold, Inc.                                                        1,290                61,494
EMC Corp.(a)                                                        10,090               153,166
Hewlett-Packard Co.                                                 10,920               460,169
Hutchinson Technology, Inc.(a)                                         860                16,340
Imation Corp.                                                          670                24,730
International Business Machines Corp.                                6,390               653,122
Komag, Inc.(a)                                                         830                22,833
Lexmark International, Inc., Class A(a)                                450                24,525
NCR Corp.(a)                                                           800                40,320
Neoware, Inc.(a)                                                       610                 7,222
Network Appliance, Inc.(a)                                           1,580                58,792
Novatel Wireless, Inc.(a)                                              680                12,369
Palm, Inc.(a)                                                        1,760                29,709
SanDisk Corp.(a)                                                       970                42,147
Sun Microsystems, Inc.(a)                                           12,390                64,676
Synaptics, Inc.(a)                                                     720                21,571
Western Digital Corp.(a)                                             4,130                73,018
                                                                                     -----------
                                                                                       2,394,938
                                                                                     -----------
CONSTRUCTION & ENGINEERING (0.6%)
EMCOR Group, Inc.(a)                                                   820                51,406
Fluor Corp.                                                            430                41,116
Granite Construction, Inc.                                             590                35,542
Insituform Technologies, Inc., Class A(a)                              790                16,116
Jacobs Engineering Group, Inc.(a)                                    2,060               103,886
KBR, Inc.(a)                                                         2,580                53,303
NVR, Inc.(a)                                                            95                78,280
Quanta Services, Inc.(a)                                             2,120                58,279
Shaw Group, Inc.(a)                                                  2,220                71,994
URS Corp.(a)                                                         1,320                57,684
                                                                                     -----------
                                                                                         567,606
                                                                                     -----------
CONSTRUCTION MATERIALS (0.4%)
Florida Rock Industries, Inc.                                          895                61,863
Headwaters, Inc.(a)                                                  1,160                25,137
Martin Marietta Materials, Inc.                                        840               122,489
Texas Industries, Inc.                                                 770                58,651
Vulcan Materials Co.                                                   420                51,941
                                                                                     -----------
                                                                                         320,081
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
CONSUMER FINANCE (0.7%)
American Express Co.                                                 4,950           $   300,317
AmeriCredit Corp.(a)                                                 2,260                57,020
Capital One Financial Corp.                                          1,748               129,806
Cash America International, Inc.                                       830                35,823
First Cash Financial Services, Inc.(a)                                 440                10,111
Rewards Network, Inc.(a)                                               720                 2,851
SLM Corp.                                                            1,710                92,049
World Acceptance Corp.(a)                                              520                22,324
                                                                                     -----------
                                                                                         650,301
                                                                                     -----------
CONTAINERS & PACKAGING (0.4%)
AptarGroup, Inc.                                                       980                71,785
Ball Corp.                                                             450                22,810
Bemis Co., Inc.                                                        420                13,952
Caraustar Industries, Inc.(a)                                          840                 5,981
Chesapeake Corp.                                                       550                 8,118
Myers Industries, Inc.                                                 890                19,981
Packaging Corp. of America                                           1,730                42,835
Pactiv Corp.(a)                                                        600                20,748
Rock-Tenn Co., Class A                                                 940                35,964
Sealed Air Corp.                                                       720                23,688
Sonoco Products Co.                                                  1,750                74,620
Temple-Inland, Inc.                                                    490                29,028
                                                                                     -----------
                                                                                         369,510
                                                                                     -----------
DISTRIBUTORS (0.1%)
Audiovox Corp., Class A(a)                                             680                 9,785
Building Materials Holding Corp.                                       770                11,180
Genuine Parts Co.                                                      760                37,552
Keystone Automotive Industries, Inc.(a)                                360                11,974
                                                                                     -----------
                                                                                          70,491
                                                                                     -----------
DIVERSIFIED CONSUMER SERVICES (0.5%)
Apollo Group, Inc., Class A(a)                                         540                25,542
Bright Horizons Family Solutions, Inc.(a)                              550                21,241
Career Education Corp.(a)                                            1,700                50,218
Corinthian Colleges, Inc.(a)                                         1,600                22,128
DeVry, Inc.                                                          1,220                40,248
H&R Block, Inc.                                                      1,520                34,367
ITT Educational Services, Inc.(a)                                      580                56,382
Laureate Education, Inc.(a)                                            920                54,326
Pre-Paid Legal Services, Inc.(a)                                       330                18,827
Regis Corp.                                                            850                32,495
Sotheby's                                                            1,020                52,652
Strayer Education, Inc.                                                290                36,059
Universal Technical Institute, Inc.(a)                                 690                17,298
Vertrue, Inc.(a)                                                       300                14,196
                                                                                     -----------
                                                                                         475,979
                                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America Corp.                                               18,009               916,658
Chicago Mercantile Exchange Holdings, Inc.                             170                87,847
CIT Group, Inc.                                                        840                50,106
Citigroup, Inc.                                                     19,830             1,063,285
Financial Federal Corp.                                                840                22,075
JPMorgan Chase & Co.                                                14,120               735,652
Portfolio Recovery Associates, Inc.(a)                                 470                26,156
                                                                                     -----------
                                                                                       2,901,779
                                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T, Inc.                                                          25,127               972,917
CenturyTel, Inc.                                                       470                21,644
Cincinnati Bell, Inc.(a)                                             4,040                20,483
Citizens Communications Co.                                          1,871                29,132
Embarq Corp.                                                           636                38,185
General Communication, Inc., Class A(a)                              2,000                28,460
NeuStar, Inc., Class A(a)                                            1,030                29,623
Qwest Communications International, Inc.(a)                          6,710                59,585
Verizon Communications, Inc.                                        11,800               450,524
Windstream Corp.                                                     1,653                24,177
                                                                                     -----------
                                                                                       1,674,730
                                                                                     -----------
ELECTRIC UTILITIES (2.0%)
Allegheny Energy, Inc.(a)                                              660                35,284
ALLETE, Inc.                                                           890                43,085
American Electric Power Co., Inc.                                    1,940                97,427
Central Vermont Public Service Corp.                                   370                11,914
Cleco Corp.                                                          1,400                39,284
DPL, Inc.                                                            2,470                77,434
Duquesne Light Holdings, Inc.                                        1,260                25,124
Edison International                                                 1,380                72,243
El Paso Electric Co.(a)                                              1,410                37,224
Entergy Corp.                                                        1,050               118,797
Exelon Corp.                                                         2,970               223,968
FirstEnergy Corp.                                                    1,540               105,398
FPL Group, Inc.                                                      1,830               117,797
Great Plains Energy, Inc.                                            1,460                47,654
Hawaiian Electric Industries, Inc.                                   1,360                35,795
IDACORP, Inc.                                                          840                28,938
Northeast Utilities                                                  2,410                77,530
Pepco Holdings, Inc.                                                 3,640               107,453
Pinnacle West Capital Corp.                                            570                27,525
PPL Corp.                                                            1,840                80,242
Progress Energy, Inc.                                                1,270                64,199
Sierra Pacific Resources(a)                                          3,500                63,910
Southern Co.                                                         3,400               128,486
UIL Holdings Corp.                                                     783                26,739

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Unisource Energy Corp.                                               1,050           $    40,331
Westar Energy, Inc.                                                  1,550                42,191
                                                                                     -----------
                                                                                       1,775,972
                                                                                     -----------
ELECTRICAL EQUIPMENT (0.8%)
A.O. Smith Corp.                                                       580                22,098
Acuity Brands, Inc.                                                  1,190                70,353
AMETEK, Inc.                                                         1,875                68,025
Baldor Electric Co.                                                    890                35,057
C&D Technologies, Inc.(a)                                              680                 3,420
Cooper Industries Ltd., Class A                                        660                32,842
Emerson Electric Co.                                                 3,280               154,127
Hubbell, Inc., Class B                                               1,070                55,308
MagneTek, Inc.(a)                                                      890                 4,049
REGAL-BELOIT Corp.                                                     840                38,741
Rockwell Automation, Inc.                                              740                44,060
Roper Industries, Inc.                                               1,580                88,575
Thomas & Betts Corp.(a)                                                900                49,032
Vicor Corp.                                                            810                 8,683
Woodward Governor Co.                                                  840                41,454
                                                                                     -----------
                                                                                         715,824
                                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Aeroflex, Inc.(a)                                                    2,160                30,326
Agilent Technologies, Inc.(a)                                        1,570                53,961
Agilysys, Inc.                                                         930                19,558
Amphenol Corp., Class A                                              3,140               110,245
Anixter International, Inc.(a)                                         910                65,156
Arrow Electronics, Inc.(a)                                           2,180                86,154
Avnet, Inc.(a)                                                       2,290                93,661
Bell Microproducts, Inc.(a)                                            820                 5,576
Benchmark Electronics, Inc.(a)                                       1,855                39,289
Brightpoint, Inc.(a)                                                 1,608                21,386
CDW Corp.                                                            1,090                78,491
Checkpoint Systems, Inc.(a)                                          1,260                27,707
Cognex Corp.                                                         1,300                28,015
Coherent, Inc.(a)                                                      860                26,995
CTS Corp.                                                            1,000                13,080
Daktronics, Inc.                                                       940                21,413
Electro Scientific Industries, Inc.(a)                                 850                17,510
FLIR Systems, Inc.(a)                                                1,860                75,311
Gerber Scientific, Inc.(a)                                             650                 6,507
Global Imaging Systems, Inc.(a)                                      1,560                45,068
Ingram Micro, Inc.(a)                                                2,160                42,379
Insight Enterprises, Inc.(a)                                         1,380                27,352
Itron, Inc.(a)                                                         870                58,586
Jabil Circuit, Inc.                                                    680                15,844
Keithley Instruments, Inc.                                             510                 6,120
KEMET Corp.(a)                                                       1,520                12,890
Littelfuse, Inc.(a)                                                    630                25,269
LoJack Corp.(a)                                                        500                 9,200
Mercury Computer Systems, Inc.(a)                                      770                10,449
Methode Electronics, Inc.                                              980                14,778
Molex, Inc.                                                            560                16,733
MTS Systems Corp.                                                      540                22,955
National Instruments Corp.                                           1,190                33,153
Newport Corp.(a)                                                       770                12,081
Park Electrochemical Corp.                                             570                15,704
Paxar Corp.(a)                                                       1,260                37,813
Photon Dynamics, Inc.(a)                                               660                 7,933
Planar Systems, Inc.(a)                                                420                 3,163
Plexus Corp.(a)                                                      1,100                23,056
RadiSys Corp.(a)                                                       660                10,006
Rogers Corp.(a)                                                        490                22,217
Sanmina-SCI Corp.(a)                                                 1,930                 6,659
ScanSource, Inc.(a)                                                    830                23,838
Solectron Corp.(a)                                                   3,550                11,893
Tech Data Corp.(a)                                                   1,050                37,317
Technitrol, Inc.                                                     1,110                29,781
Tektronix, Inc.                                                        410                12,050
Trimble Navigation Ltd. (a)                                          3,040                87,187
Vishay Intertechnology, Inc.(a)                                      3,320                55,278
Waters Corp.(a)                                                        450                26,743
X-Rite, Inc.                                                           610                 7,631
                                                                                     -----------
                                                                                       1,591,467
                                                                                     -----------
ENERGY EQUIPMENT & SERVICES (2.7%)
Atwood Oceanics, Inc.(a)                                               690                43,401
Baker Hughes, Inc.                                                   1,330               106,919
BJ Services Co.                                                      1,280                36,685
Bristow Group, Inc.(a)                                                 670                25,192
Cameron International Corp.(a)                                       1,960               126,557
CARBO Ceramics, Inc.                                                   535                23,246
Dril-Quip, Inc.(a)                                                     600                30,300
ENSCO International, Inc.                                              640                36,083
FMC Technologies, Inc.(a)                                            1,190                84,347
Grant Prideco, Inc.(a)                                               2,270               116,996
Halliburton Co.                                                      3,920               124,538
Hanover Compressor Co.(a)                                            1,550                33,526
Helix Energy Solutions Group, Inc.(a)                                2,442                93,431
Helmerich & Payne, Inc.                                              1,910                61,674
Hydril Co.(a)                                                          510                49,378
Input/Output, Inc.(a)                                                2,300                32,177
Lone Star Technologies, Inc.(a)                                        870                57,777
Lufkin Industries, Inc.                                                420                26,132
Nabors Industries Ltd. (a)                                           1,280                41,114
National-Oilwell, Inc.(a)                                              753                63,892
Noble Corp.                                                            570                48,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Oceaneering International, Inc.(a)                                   1,430           $    67,982
Patterson-UTI Energy, Inc.                                           3,020                73,658
Pride International, Inc.(a)                                         2,940                96,461
Rowan Cos., Inc.                                                       390                14,290
Schlumberger Ltd.                                                    4,890               361,029
SEACOR Holdings, Inc.(a)                                               580                55,262
Smith International, Inc.                                              980                51,391
Superior Energy Services, Inc.(a)                                    1,190                43,233
TETRA Technologies, Inc.(a)                                          1,960                51,920
Tidewater, Inc.                                                      1,000                63,210
Transocean, Inc.(a)                                                  1,220               105,164
Unit Corp.(a)                                                        1,200                68,580
W-H Energy Services, Inc.(a)                                           770                41,665
Weatherford International Ltd.(a)                                    1,310                68,762
                                                                                     -----------
                                                                                       2,423,972
                                                                                     -----------
FOOD & STAPLES RETAILING (1.7%)
BJ's Wholesale Club, Inc.(a)                                         1,240                42,817
Casey's General Stores, Inc.                                         1,440                36,216
Costco Wholesale Corp.                                               1,850                99,104
CVS Corp.                                                            6,066               219,828
Great Atlantic & Pacific Tea Co., Inc.(a)                              690                22,211
Longs Drug Stores Corp.                                                740                40,508
Nash Finch Co.                                                         430                16,757
Performance Food Group Co.(a)                                        1,100                34,375
Ruddick Corp.                                                          780                23,423
Safeway, Inc.                                                        1,890                68,607
Spartan Stores, Inc.                                                   460                11,850
SUPERVALU, Inc.                                                        820                37,638
Sysco Corp.                                                          2,620                85,779
The Kroger Co.                                                       2,850                84,104
United Natural Foods, Inc.(a)                                        1,280                39,923
Wal-Mart Stores, Inc.                                                9,870               472,970
Walgreen Co.                                                         3,960               173,844
Whole Foods Market, Inc.                                               620                29,010
                                                                                     -----------
                                                                                       1,538,964
                                                                                     -----------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                                           2,590               100,233
Campbell Soup Co.                                                    1,140                44,574
ConAgra Foods, Inc.                                                  2,170                53,339
Corn Products International, Inc.                                    2,110                84,020
Dean Foods Co.(a)                                                      680                24,772
Delta and Pine Land Co.                                              1,070                44,127
Flowers Foods, Inc.                                                  1,800                56,142
General Mills, Inc.                                                  1,660                99,434
H.J. Heinz Co.                                                       1,550                73,020
Hain Celestial Group, Inc.(a)                                        1,170                35,135
Hershey Foods Corp.                                                    810                44,518
Hormel Foods Corp.                                                   1,650                62,848
J & J Snack Foods Corp.                                                520                20,264
J.M. Smucker Co.                                                     1,150                64,193
Kellogg Co.                                                          1,240                65,608
Kraft Foods, Inc., Class A                                           6,380               213,538
Lancaster Colony Corp.                                                 520                21,960
Lance, Inc.                                                            890                19,696
Mannatech, Inc.                                                        160                 2,474
McCormick & Co., Inc.                                                  590                21,901
Peet's Coffee & Tea, Inc.(a)                                           470                12,192
Ralcorp Holdings, Inc.(a)                                              760                50,016
Sanderson Farms, Inc.                                                  470                18,579
Sara Lee Corp.                                                       3,080                50,543
Smithfield Foods, Inc.(a)                                            1,940                59,306
Tootsie Roll Industries, Inc.                                          817                23,679
TreeHouse Foods, Inc.(a)                                             1,016                30,622
Tyson Foods, Inc., Class A                                           1,580                33,117
Wm. Wrigley Jr. Co.                                                  1,020                60,057
                                                                                     -----------
                                                                                       1,489,907
                                                                                     -----------
GAS UTILITIES (1.2%)
AGL Resources, Inc.                                                  1,500                65,310
Atmos Energy Corp.                                                   2,360                74,859
Cascade Natural Gas Corp.                                              350                 9,100
Energen Corp.                                                        2,070               116,023
Equitable Resources, Inc.                                            2,420               125,864
Laclede Group, Inc.                                                    590                18,520
National Fuel Gas Co.                                                1,400                65,814
New Jersey Resources Corp.                                             880                47,256
Nicor, Inc.                                                            170                 8,711
Northwest Natural Gas Co.                                              710                36,075
ONEOK, Inc.                                                          2,130               103,113
Piedmont Natural Gas Co., Inc.                                       2,130                56,211
Questar Corp.                                                          450                43,709
South Jersey Industries, Inc.                                          700                27,489
Southern Union Co.                                                   2,880                87,725
Southwest Gas Corp.                                                    930                35,238
Spectra Energy Corp.                                                 2,423                63,240
UGI Corp.                                                            3,480                98,693
WGL Holdings, Inc.                                                     790                26,734
                                                                                     -----------
                                                                                       1,109,684
                                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Advanced Medical Optics, Inc.(a)                                     1,107                44,756
Allscripts Healthcare Solutions, Inc.(a)                             1,240                32,798
American Medical Systems Holdings, Inc.(a)                           2,120                37,588
Analogic Corp.                                                         470                28,811
ArthroCare Corp.(a)                                                    760                31,358
Bausch & Lomb, Inc.                                                    280                16,472

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Baxter International, Inc.                                           2,770           $   156,865
Beckman Coulter, Inc.                                                1,180                74,116
BioLase Technology, Inc.(a)                                            740                 4,810
Biomet, Inc.                                                         1,160                50,112
Biosite, Inc.(a)                                                       480                44,400
Boston Scientific Corp.(a)                                           4,847                74,838
C.R. Bard, Inc.                                                        550                45,721
CONMED Corp.(a)                                                        910                27,591
Cooper Cos., Inc.                                                    1,270                64,897
Cyberonics, Inc.(a)                                                    680                14,865
Cytyc Corp.(a)                                                       2,230                78,563
Datascope Corp.                                                        450                16,672
DENTSPLY International, Inc.                                         3,080               102,903
DJ Orthopedics, Inc.(a)                                                670                26,170
Edwards Lifesciences Corp.(a)                                        1,170                57,330
Gen-Probe, Inc.(a)                                                     960                49,066
Greatbatch, Inc.(a)                                                    720                20,902
Haemonetics Corp.(a)                                                   800                38,272
Hillenbrand Industries, Inc.                                         1,180                72,157
Hologic, Inc.(a)                                                     1,530                88,051
Hospira, Inc.(a)                                                       640                25,952
ICU Medical, Inc.(a)                                                   470                19,622
IDEXX Laboratories, Inc.(a)                                            950                85,661
Immucor, Inc.(a)                                                     1,935                63,139
Integra LifeSciences Holdings(a)                                       600                27,342
Intuitive Surgical, Inc.(a)                                            710                92,059
Invacare Corp.                                                       1,020                19,013
Kensey Nash Corp.(a)                                                   400                10,288
Medtronic, Inc.                                                      4,750               251,417
Mentor Corp.                                                         1,180                45,914
Meridian Bioscience, Inc.                                              490                14,568
Merit Medical Systems, Inc.(a)                                         750                 8,647
Osteotech, Inc.(a)                                                     480                 3,648
Palomar Medical Technologies, Inc.(a)                                  500                20,470
PolyMedica Corp.                                                       710                28,712
Possis Medical, Inc.(a)                                                540                 6,988
ResMed, Inc.(a)                                                      1,430                60,432
Respironics, Inc.(a)                                                 2,170                88,449
St. Jude Medical, Inc.(a)                                            1,440                61,618
STERIS Corp.                                                         1,280                32,717
Stryker Corp.                                                        1,300                84,422
SurModics, Inc.(a)                                                     530                21,534
Symmetry Medical, Inc.(a)                                              580                 9,854
Techne Corp.(a)                                                        810                47,766
Theragenics Corp.(a)                                                   920                 5,538
Varian Medical Systems, Inc.(a)                                        710                29,969
Varian, Inc.(a)                                                        590                34,196
Viasys Healthcare, Inc.(a)                                             980                31,380
Vital Signs, Inc.                                                      260                14,836
Zimmer Holdings, Inc.(a)                                             1,090                98,623
                                                                                     -----------
                                                                                       2,644,858
                                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna, Inc.                                                          2,110                98,917
Amedisys, Inc.(a)                                                      680                21,318
AMERIGROUP Corp.(a)                                                  1,490                41,914
AmerisourceBergen Corp.                                              1,040                51,990
AMN Healthcare Services, Inc.(a)                                       820                19,967
AmSurg Corp.(a)                                                        910                20,885
Apria Healthcare Group, Inc.(a)                                        900                28,566
Cardinal Health, Inc.                                                1,870               130,806
Centene Corp.(a)                                                     1,210                25,180
Chemed Corp.                                                           760                38,228
CIGNA Corp.                                                            480                74,683
Community Health Systems, Inc.(a)                                    1,910                70,288
Coventry Health Care, Inc.(a)                                          656                37,936
Cross Country Healthcare, Inc.(a)                                      820                16,146
CryoLife, Inc.(a)                                                      830                 8,176
Express Scripts, Inc.(a)                                               630                60,196
Genesis HealthCare Corp.(a)                                            580                37,120
Gentiva Health Services, Inc.(a)                                       680                12,730
Health Net, Inc.(a)                                                  2,080               112,445
HealthExtras, Inc.(a)                                                  730                22,593
Healthways, Inc.(a)                                                    970                41,147
Henry Schein, Inc.(a)                                                1,720                89,664
Hooper Holmes, Inc.(a)                                               1,840                 8,096
Humana, Inc.(a)                                                        710                44,900
inVentiv Health, Inc.(a)                                               860                32,637
Laboratory Corp. of America Holdings(a)                                570                44,996
LCA-Vision, Inc.                                                       605                25,392
LifePoint Hospitals, Inc.(a)                                         1,114                40,672
Lincare Holdings, Inc.(a)                                            1,850                72,964
Manor Care, Inc.                                                       370                24,009
Matria Healthcare, Inc.(a)                                             610                17,678
McKesson Corp.                                                       1,380                81,185
Medco Health Solutions, Inc.(a)                                      1,240                96,745
Odyssey Healthcare, Inc.(a)                                          1,130                15,074
Omnicare, Inc.                                                       2,200                72,974
Owens & Minor, Inc.                                                  1,230                43,480
Patterson Cos., Inc.(a)                                                730                26,324
Pediatrix Medical Group, Inc.(a)                                     1,390                79,299
PSS World Medical, Inc.(a)                                           1,320                26,532
Psychiatric Solutions, Inc.(a)                                         890                31,212
Quest Diagnostics, Inc.                                                700                34,223
RehabCare, Inc.(a)                                                     500                 8,190
Sierra Health Services, Inc.(a)                                      1,530                63,373
Sunrise Senior Living, Inc.(a)                                       1,310                50,160
UnitedHealth Group, Inc.                                             5,544               294,165
USANA Health Sciences, Inc.(a)                                         350                13,944
VCA Antech, Inc.(a)                                                  1,570                61,905
WellCare Health Plans, Inc.(a)                                         620                49,966
WellPoint, Inc.(a)                                                   2,670               210,850
                                                                                     -----------
                                                                                       2,631,840
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
HEALTH CARE TECHNOLOGY (0.1%)
Dendrite International, Inc.(a)                                      1,350           $    21,465
IMS Health, Inc.                                                     1,060                31,090
                                                                                     -----------
                                                                                          52,555
                                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Applebee's International, Inc.                                       1,490                40,498
Bob Evans Farms, Inc.                                                  670                24,589
Brinker International, Inc.                                          2,310                71,841
California Pizza Kitchen, Inc.(a)                                      410                13,698
CBRL Group, Inc.                                                       620                27,640
CEC Entertainment, Inc.(a)                                           1,030                42,920
Cheesecake Factory(a)                                                1,595                44,022
CKE Restaurants, Inc.                                                1,330                27,012
Darden Restaurants, Inc.                                               590                24,473
IHOP Corp.                                                             470                27,692
International Speedway Corp., Class A                                  670                33,098
Jack in the Box, Inc.(a)                                               980                65,288
Marcus Corp.                                                           980                21,295
Marriott International, Inc., Class A                                1,520                68,719
McDonald's Corp.                                                     5,190               250,573
O'Charley's, Inc.(a)                                                   670                14,144
OSI Restaurant Partners, Inc.                                        1,310                52,151
P.F. Chang's China Bistro, Inc.(a)                                     750                28,688
Panera Bread Co., Class A(a)                                           920                51,235
Papa John's International, Inc.(a)                                     780                23,954
RARE Hospitality International, Inc.(a)                              1,100                32,032
Red Robin Gourmet Burgers, Inc.(a)                                     470                18,612
Ruby Tuesday, Inc.                                                   1,220                32,647
Sonic Corp.(a)                                                       2,535                56,885
Starbucks Corp.(a)                                                   3,020                93,681
The Steak n Shake Co. (a)                                              830                13,421
Triarc Cos., Inc., Class B                                           2,040                33,191
Wendy's International, Inc.                                            460                17,342
Wyndham Worldwide Corp.(a)                                             830                28,718
YUM! Brands, Inc.                                                    1,210                74,851
                                                                                     -----------
                                                                                       1,354,910
                                                                                     -----------
HOUSEHOLD DURABLES (0.9%)
American Greetings Corp., Class A                                    1,320                33,594
Bassett Furniture Industries, Inc.                                     350                 4,956
Beazer Homes USA, Inc.                                                 690                23,032
Black & Decker Corp.                                                   330                29,938
Blyth, Inc.                                                            650                16,965
Centex Corp.                                                           500                22,385
Champion Enterprises, Inc.(a)                                        2,340                24,055
D. R. Horton, Inc.                                                   1,056                23,422
Ethan Allen Interiors, Inc.                                            940                33,182
Furniture Brands International, Inc.                                   880                14,150
Harman International Industries, Inc.                                  330                40,224
Hovnanian Enterprises, Inc., Class A(a)                                630                15,114
Interface, Inc.                                                      1,520                25,612
KB HOME                                                                340                14,997
La-Z-Boy, Inc.                                                       1,400                16,366
Leggett & Platt, Inc.                                                  760                17,875
Lennar Corp., Class A                                                  560                23,918
Libbey, Inc.                                                           380                 7,087
M.D.C. Holdings, Inc.                                                  631                32,345
M/I Homes, Inc.                                                        320                 9,514
Meritage Homes Corp.(a)                                                550                19,145
Mohawk Industries, Inc.(a)                                           1,010                91,062
National Presto Industries, Inc.                                       120                 7,091
Newell Rubbermaid, Inc.                                              1,120                34,350
Pulte Homes, Inc.                                                      780                20,982
Russ Berrie & Co., Inc.(a)                                             670                10,070
Ryland Group, Inc.                                                     780                34,554
Skyline Corp.                                                          180                 5,913
Snap-on, Inc.                                                          230                12,535
Standard Pacific Corp.                                               1,750                36,487
Stanley Works                                                          320                18,650
Toll Brothers, Inc.(a)                                               2,090                62,240
Tupperware Corp.                                                     1,070                30,088
Whirlpool Corp.                                                        387                41,034
                                                                                     -----------
                                                                                         852,932
                                                                                     -----------
HOUSEHOLD PRODUCTS (1.5%)
Central Garden & Pet Co., Class A(a)                                 1,140                16,325
Church & Dwight Co., Inc.                                            1,320                66,964
Clorox Co.                                                             710                47,627
Colgate-Palmolive Co.                                                2,310               156,479
Energizer Holdings, Inc.(a)                                          1,020                99,123
Kimberly-Clark Corp.                                                 2,090               148,745
Procter & Gamble Co.                                                12,961               833,522
Spectrum Brands, Inc.(a)                                             1,390                 9,674
WD-40 Co.                                                              470                16,253
                                                                                     -----------
                                                                                       1,394,712
                                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Black Hills Corp.                                                      720                28,663
Constellation Energy Group                                             850                75,752
Dynegy, Inc., Class A(a)                                             1,580                14,868
The AES Corp.(a)                                                     2,620                57,614
TXU Corp.                                                            1,880               123,290
                                                                                     -----------
                                                                                         300,187
                                                                                     -----------
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co.                                                               3,160               261,553
Carlisle Cos., Inc.                                                  1,020                42,004

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
General Electric Co.                                                40,920           $ 1,508,311
Standex International Corp.                                            330                 9,029
Teleflex, Inc.                                                         740                53,154
Textron, Inc.                                                          570                57,952
Tredegar Corp.                                                       1,070                25,006
Tyco International Ltd.                                              7,760               253,209
                                                                                     -----------
                                                                                       2,210,218
                                                                                     -----------
INSURANCE (4.7%)
ACE Ltd.                                                             1,380                82,055
AFLAC, Inc.                                                          2,220               113,975
Ambac Financial Group, Inc.                                            580                53,244
American Financial Group, Inc.                                       1,410                49,731
American International Group, Inc.                                  10,680               746,639
Aon Corp.                                                            1,330                51,538
Arthur J. Gallagher & Co.                                            1,900                53,124
Assurant, Inc.                                                         370                21,286
Brown & Brown, Inc.                                                  2,220                57,165
Chubb Corp.                                                          1,730                93,126
Cincinnati Financial Corp.                                             852                38,544
Delphi Financial Group, Inc., Class A                                1,370                58,499
Everest Re Group Ltd.                                                1,300               130,832
Fidelity National Financial, Inc., Class A                           3,405                86,793
First American Financial Corp.                                       1,800                92,700
Genworth Financial, Inc., Class A                                    1,450                52,910
Hanover Insurance Group, Inc.                                          910                41,824
Hartford Financial Services Group, Inc.                              1,530               154,836
HCC Insurance Holdings, Inc.                                         2,110                64,693
Hilb, Rogal & Hobbs Co.                                              1,070                46,492
Horace Mann Educators Corp.                                            710                14,938
Infinity Property & Casualty Corp.                                     650                30,232
LandAmerica Financial Group, Inc.                                      530                42,586
Lincoln National Corp.                                               1,356                96,479
Marsh & McLennan Cos., Inc.                                          2,300                73,048
MBIA, Inc.                                                             640                44,518
Mercury General Corp.                                                  680                36,822
MetLife, Inc.                                                        3,190               209,583
Ohio Casualty Corp.                                                  1,030                32,589
Old Republic International Corp.                                     3,787                80,549
Philadelphia Consolidated Holding Corp.(a)                           1,650                71,610
Presidential Life Corp.                                                820                15,588
Principal Financial Group, Inc.                                      1,180                74,918
ProAssurance Corp.(a)                                                  960                51,686
Progressive Corp.                                                    3,590                82,821
Protective Life Corp.                                                1,380                64,722
Prudential Financial, Inc.                                           2,100               199,500
RLI Corp.                                                              630                35,085
SAFECO Corp.                                                           500                33,370
Safety Insurance Group, Inc.                                           450                18,027
SCPIE Holdings, Inc.(a)                                                330                 7,204
Selective Insurance Group, Inc.                                      1,620                42,250
StanCorp Financial Group, Inc.                                       1,010                48,076
Stewart Information Services Corp.                                     590                23,730
The Allstate Corp.                                                   2,620               163,278
The Commerce Group, Inc.                                               380                12,392
The PMI Group, Inc.                                                  1,700                82,399
The Travelers Cos, Inc.                                              2,850               154,185
Torchmark Corp.                                                        460                31,418
United Fire & Casualty Co.                                             620                22,785
Unitrin, Inc.                                                          930                43,850
Unum Group                                                           1,160                28,861
W.R. Berkley Corp.                                                   3,237               105,170
XL Capital Ltd.                                                        880                68,622
Zenith National Insurance Corp.                                      1,065                49,256
                                                                                     -----------
                                                                                       4,282,153
                                                                                     -----------
INTERNET & CATALOG RETAIL (0.0%)
Netflix, Inc.(a)                                                       920                20,396
                                                                                     -----------
INTERNET SOFTWARE & SERVICES (1.1%)
Amazon.com, Inc.(a)                                                  1,460                89,542
Bankrate, Inc.(a)                                                      430                17,359
Blue Nile, Inc.(a)                                                     370                17,412
Concur Technologies, Inc.(a)                                           460                 8,174
Google, Inc., Class A(a)                                               927               436,969
IAC/InterActiveCorp(a)                                                 970                36,977
InfoSpace, Inc.(a)                                                     990                25,403
J2 Global Communications, Inc.(a)                                    1,590                45,729
McAfee, Inc.(a)                                                      2,880                93,571
MIVA, Inc.(a)                                                          930                 3,999
PetMed Express, Inc.(a)                                                520                 5,736
Stamps.com, Inc.(a)                                                    700                 9,877
United Online, Inc.                                                  1,670                24,098
ValueClick, Inc.(a)                                                  1,810                51,766
VeriSign, Inc.(a)                                                    1,360                37,196
Webex Communications, Inc.(a)                                        1,330                75,464
Websense, Inc.(a)                                                    1,310                32,370
                                                                                     -----------
                                                                                       1,011,642
                                                                                     -----------
IT SERVICES (1.7%)
3Com Corp.(a)                                                        6,750                27,202
Acxiom Corp.                                                         1,540                34,804
Affiliated Computer Services, Inc., Class A(a)                         460                27,559
Alliance Data Systems Corp.(a)                                       1,210                77,029
Automatic Data Processing, Inc.                                      2,420               108,319
BISYS Group, Inc.(a)                                                 2,150                24,876
Broadridge Financial Solutions Inc.(a)                               1,985                39,779
CACI International, Inc., Class A(a)                                   900                41,157

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Ceridian Corp.(a)                                                    2,790           $    94,190
Cerner Corp.(a)                                                      1,230                65,485
CheckFree Corp.(a)                                                   1,760                59,242
Ciber, Inc.(a)                                                       1,910                15,567
Cognizant Technology Solutions Corp., Class A(a)                       650                58,110
Computer Sciences Corp.(a)                                             800                44,432
Convergys Corp.(a)                                                     620                15,661
CSG Systems International, Inc.(a)                                   1,000                26,780
DST Systems, Inc.(a)                                                 1,090                85,074
eFunds Corp.(a)                                                      1,470                41,013
Electronic Data Systems Corp.                                        2,390                69,884
Fidelity National Information Services, Inc.                           846                42,748
First Data Corp.                                                     2,920                94,608
Fiserv, Inc.(a)                                                        810                43,068
Gartner, Inc.(a)                                                     1,330                33,556
Gevity HR, Inc.                                                        890                16,599
Global Payments, Inc.                                                1,410                53,552
Keane, Inc.(a)                                                       1,190                16,684
ManTech International Corp., Class A(a)                                600                18,408
MAXIMUS, Inc.                                                          610                21,313
MoneyGram International, Inc.                                        1,590                45,204
MPS Group, Inc.(a)                                                   1,780                24,368
Paychex, Inc.                                                        1,470                54,537
SRA International, Inc., Class A(a)                                    760                18,567
StarTek, Inc.                                                          470                 4,517
Sykes Enterprises, Inc.(a)                                             570                10,522
TALX Corp.                                                           1,047                36,111
Unisys Corp.(a)                                                      1,310                10,270
Western Union Co.                                                    2,650                55,782
                                                                                     -----------
                                                                                       1,556,577
                                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Arctic Cat, Inc.                                                       620                11,036
Brunswick Corp.                                                        440                14,414
Callaway Golf Co.                                                    1,420                25,503
Eastman Kodak Co.                                                    1,370                34,127
Hasbro, Inc.                                                           800                25,288
JAKKS Pacific, Inc.(a)                                                 800                19,224
K2, Inc.(a)                                                          1,410                21,277
MarineMax, Inc.(a)                                                     500                 9,915
Mattel, Inc.                                                         1,780                50,374
Nautilus Group, Inc.                                                 1,090                15,053
Polaris Industries, Inc.                                             1,070                54,067
Pool Corp.                                                           1,460                58,590
RC2 Corp.(a)                                                           520                20,727
Sturm, Ruger & Co., Inc.(a)                                            930                12,006
                                                                                     -----------
                                                                                         371,601
                                                                                     -----------
LIFE SCIENCES TOOLS AND SERVICES (0.7%)
Affymetrix, Inc.(a)                                                  1,290                33,888
Applera Corp.                                                          950                29,678
Cambrex Corp.                                                          990                24,017
Charles River Laboratories International, Inc.(a)                    1,300                61,568
Covance, Inc.(a)                                                     1,190                71,995
Dionex Corp.(a)                                                        580                40,020
Enzo Biochem, Inc.(a)                                                  962                16,171
Invitrogen Corp.(a)                                                    940                61,542
Kendle International, Inc.(a)                                          350                11,928
Millipore Corp.(a)                                                     360                26,579
PAREXEL International Corp.(a)                                         810                31,817
Pharmaceutical Product Development, Inc.                             1,950                70,337
Pharmanet Development Group, Inc.(a)                                   610                16,647
Thermo Electron Corp.(a)                                             1,790                93,187
Ventana Medical Systems, Inc.(a)                                       550                26,725
                                                                                     -----------
                                                                                         616,099
                                                                                     -----------
MACHINERY (2.8%)
A.S.V., Inc.(a)                                                        510                 7,742
AGCO Corp.(a)                                                        1,650                68,854
Albany International Corp., Class A                                    840                32,172
Applied Industrial Technologies, Inc.                                1,120                30,094
Astec Industries, Inc.(a)                                              500                20,350
Barnes Group, Inc.                                                   1,200                29,160
Briggs & Stratton Corp.                                              1,500                44,505
Cascade Corp.                                                          290                17,971
Caterpillar, Inc.                                                    2,680               194,622
CLARCOR, Inc.                                                        1,560                49,202
Crane Co.                                                              920                39,109
Cummins, Inc.                                                          500                46,080
Danaher Corp.                                                        1,170                83,292
Deere & Co.                                                            990               108,306
Donaldson Co., Inc.                                                  1,300                46,696
Dover Corp.                                                            790                38,015
Eaton Corp.                                                            720                64,231
EnPro Industries, Inc.(a)                                              600                22,596
Federal Signal Corp.                                                   800                12,632
Flowserve Corp.                                                      1,010                61,620
Gardner Denver, Inc.(a)                                              1,420                53,676
Graco, Inc.                                                          1,240                48,980
Harsco Corp.                                                         1,440                73,440
IDEX Corp.                                                           1,500                78,705
Illinois Tool Works, Inc.                                            1,670                85,688
Ingersoll-Rand Co., Class A                                          1,270                56,705
Intevac, Inc.(a)                                                       550                13,371
ITT Industries, Inc.                                                   730                46,581

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Joy Global, Inc.                                                     1,985           $   100,501
Kaydon Corp.                                                           770                36,598
Kennametal, Inc.                                                       700                49,392
Lincoln Electric Holdings, Inc.                                        720                45,886
Lindsay Manufacturing Co.                                              320                 9,776
Lydall, Inc.(a)                                                        510                 7,415
Mueller Industries, Inc.                                             1,020                33,456
Nordson Corp.                                                          590                27,040
Oshkosh Truck Corp.                                                  1,330                74,400
PACCAR, Inc.                                                         1,080                90,698
Pall Corp.                                                             480                20,136
Parker Hannifin Corp.                                                  540                49,756
Pentair, Inc.                                                        1,850                59,459
Robbins & Myers, Inc.                                                  430                16,525
SPX Corp.                                                            1,120                79,386
Terex Corp.(a)                                                         430                33,476
The Manitowoc Co., Inc.                                              1,740               118,720
The Timken Co.                                                       1,550                51,119
Toro Co.                                                             1,180                59,295
Trinity Industries, Inc.                                             1,335                61,944
Valmont Industries, Inc.                                               460                28,925
Wabash National Corp.                                                  970                15,093
Watts Water Technologies, Inc.                                         730                29,565
                                                                                     -----------
                                                                                       2,572,956
                                                                                     -----------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                              770                41,156
Kirby Corp.(a)                                                       1,440                54,432
Overseas Shipholding Group, Inc.                                       480                33,984
                                                                                     -----------
                                                                                         129,572
                                                                                     -----------
MEDIA (1.5%)
4Kids Entertainment, Inc.(a)                                           570                 9,274
Belo Corp., Class A                                                  2,500                48,175
Catalina Marketing Corp.                                               850                26,945
CBS Corp., Class B                                                   4,060               128,986
Clear Channel Communications, Inc.                                   2,570                91,055
Dow Jones & Co., Inc.                                                  410                14,895
Entercom Communications Corp., Class A                               1,300                36,062
Gannett Co., Inc.                                                    1,310                74,749
Harte-Hanks, Inc.                                                    1,360                35,496
Interpublic Group of Cos., Inc.(a)                                   1,710                21,683
John Wiley & Sons, Inc., Class A                                       650                24,342
Lee Enterprises, Inc.                                                1,070                28,013
Live Nation, Inc.(a)                                                 2,137                43,360
McGraw Hill Cos., Inc.                                               1,670               109,435
Media General, Inc., Class A                                           560                20,574
Meredith Corp.                                                         450                26,064
New York Times Co., Class A                                            950                22,230
News Corp., Class A                                                 10,430               233,528
Omnicom Group, Inc.                                                    890                93,192
Radio One, Inc., Class D(a)                                          1,630                11,508
Scholastic Corp.(a)                                                    690                21,300
The E.W. Scripps Co., Class A                                          840                36,372
Tribune Co.                                                          1,180                38,704
Valassis Communications, Inc. Class A(a)                             1,070                20,501
Washington Post Co., Class B                                           189               140,616
Westwood One, Inc.                                                   2,010                13,688
                                                                                     -----------
                                                                                       1,370,747
                                                                                     -----------
METALS & MINING (1.4%)
A.M. Castle & Co.                                                      330                11,187
Alcoa, Inc.                                                          3,390               120,311
Allegheny Technologies, Inc.                                           440                48,215
AMCOL International Corp.                                              750                18,023
Brush Engineered Materials, Inc.(a)                                    580                27,852
Carpenter Technology Corp.                                             740                89,814
Century Aluminum Co.(a)                                                600                28,386
Chaparral Steel Co.                                                  1,270                89,535
Cleveland Cliffs, Inc.                                               1,140                78,991
Commercial Metals Co.                                                2,170                72,760
Freeport-McMoRan Copper & Gold, Inc., Class B                        1,519               102,016
Gibraltar Industries, Inc.                                             450                10,035
Newmont Mining Corp.                                                 1,820                75,894
Nucor Corp.                                                          1,220                77,421
Quanex Corp.                                                         1,015                43,675
Reliance Steel & Aluminum Co.                                        1,150                68,310
RTI International Metals, Inc.(a)                                      650                61,275
Ryerson Tull, Inc.                                                     770                31,678
Steel Dynamics, Inc.                                                 1,580                70,010
Steel Technologies, Inc.                                               380                11,377
United States Steel Corp.                                              510                51,785
Worthington Industries, Inc.                                         1,370                30,483
                                                                                     -----------
                                                                                       1,219,033
                                                                                     -----------
MULTI-UTILITIES (1.9%)
Alliant Energy Corp.                                                 2,370               103,806
Ameren Corp.                                                           940                49,416
Aquila, Inc.(a)                                                      4,780                19,741
Avista Corp.                                                         1,300                30,667
CenterPoint Energy, Inc.                                             1,150                21,655
CH Energy Group, Inc.                                                  480                23,030
CMS Energy Corp.                                                       800                14,816
Consolidated Edison, Inc.                                            1,200                61,512
Dominion Resources, Inc.                                             1,640               149,568
DTE Energy Co.                                                         950                48,060
Duke Energy Corp.                                                    4,846                99,440
Energy East Corp.                                                    2,830                68,543

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Integrys Energy Group, Inc.                                            648           $    36,353
KeySpan Corp.                                                          860                35,613
MDU Resources Group, Inc.                                            3,450               104,535
NiSource, Inc.                                                       1,140                28,033
NSTAR                                                                2,480                89,032
OGE Energy Corp.                                                     1,680                64,579
PG&E Corp.                                                           1,550                78,430
PNM Resources, Inc.                                                  1,240                40,362
Public Service Enterprise Group, Inc.                                1,200               103,740
Puget Energy, Inc.                                                   1,670                43,119
SCANA Corp.                                                          2,430               105,778
Sempra Energy                                                        1,190                75,541
TECO Energy, Inc.                                                      810                14,540
Vectren Corp.                                                        1,320                38,372
Wisconsin Energy Corp.                                               2,400               117,096
Xcel Energy, Inc.                                                    1,610                38,785
                                                                                     -----------
                                                                                       1,704,162
                                                                                     -----------
MULTILINE RETAIL (0.9%)
99 Cents Only Stores(a)                                              1,170                16,731
Big Lots, Inc.(a)                                                      350                11,270
Dillard's, Inc., Class A                                               280                 9,696
Dollar General Corp.                                                 1,210                25,834
Dollar Tree Stores, Inc.(a)                                          1,910                75,101
Family Dollar Stores, Inc.                                             680                21,651
Federated Department Stores, Inc.                                    2,062                90,563
Fred's, Inc.                                                         1,080                15,595
J.C. Penney Co., Inc.                                                  940                74,345
Kohl's Corp.(a)                                                      1,360               100,695
Nordstrom, Inc.                                                        910                49,977
Saks, Inc.                                                           2,650                55,491
Sears Holdings Corp.(a)                                                368                70,255
Target Corp.                                                         3,490               207,201
Tuesday Morning Corp.                                                  640                 8,934
                                                                                     -----------
                                                                                         833,339
                                                                                     -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.(a)                                                       3,940                72,890
Zebra Technologies Corp., Class A(a)                                 1,320                52,523
                                                                                     -----------
                                                                                         125,413
                                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (6.4%)
Anadarko Petroleum Corp.                                             1,760                82,122
Apache Corp.                                                         1,310                94,975
Arch Coal, Inc.                                                      2,490                89,814
Cabot Oil & Gas Corp., Class A                                       2,560                93,235
Chesapeake Energy Corp.                                              1,420                47,925
Chevron Corp.                                                        8,899               692,253
Cimarex Energy Co.                                                   1,680                66,192
ConocoPhillips                                                       6,699               464,576
CONSOL Energy Inc.                                                     670                28,053
Denbury Resources, Inc.(a)                                           2,140                70,813
Devon Energy Corp.                                                   1,830               133,352
El Paso Corp.                                                        2,430                36,450
Encore Acquisition Co.(a)                                              260                 6,945
EOG Resources, Inc.                                                  1,010                74,174
Exxon Mobil Corp.                                                   22,920             1,819,390
Forest Oil Corp.(a)                                                    970                34,183
Frontier Oil Corp.                                                   2,100                74,193
Hess Corp.                                                           1,100                62,425
Hornbeck Offshore Services, Inc.(a)                                    520                16,448
Kinder Morgan, Inc.                                                    650                69,264
Marathon Oil Corp.                                                   1,488               151,106
Massey Energy Co.                                                    2,150                57,899
Murphy Oil Corp.                                                       750                41,580
Newfield Exploration Co.(a)                                          2,260                98,875
Noble Energy, Inc.                                                   2,990               175,842
Occidental Petroleum Corp.                                           3,282               166,397
Peabody Energy Corp.                                                 1,150                55,177
Penn Virginia Corp.                                                    510                40,826
Petroleum Development Corp.(a)                                         410                21,320
Pioneer Natural Resources Co.                                        2,190               109,938
Plains Exploration & Production Co.(a)                               1,310                61,557
Pogo Producing Co.                                                     960                46,330
Quicksilver Resources, Inc.(a)                                         940                39,348
Southwestern Energy Co.(a)                                           2,920               122,640
St. Mary Land & Exploration Co.                                      1,450                53,099
Stone Energy Corp.(a)                                                  710                21,037
Sunoco, Inc.                                                           550                41,541
Swift Energy Co.(a)                                                    710                28,862
Valero Energy Corp.                                                  2,450               172,063
Williams Cos., Inc.                                                  2,460                72,570
World Fuel Services Corp.                                              780                36,044
XTO Energy, Inc.                                                     1,356                73,590
                                                                                     -----------
                                                                                       5,744,423
                                                                                     -----------
PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc.                                                        1,200                26,268
Buckeye Technologies, Inc.(a)                                        1,110                14,064
Deltic Timber Corp.                                                    270                13,486
International Paper Co.                                              2,090                78,835
Louisiana-Pacific Corp.                                              1,380                27,200
MeadWestvaco Corp.                                                     900                30,024
Neenah Paper, Inc.                                                     460                17,572
Pope & Talbot, Inc.(a)                                                 510                 3,789
Wausau-Mosinee Paper Corp.                                           1,480                19,921
Weyerhaeuser Co.                                                       940                74,467
                                                                                     -----------
                                                                                         305,626
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
PERSONAL PRODUCTS (0.3%)
Alberto-Culver Co.                                                     590           $    14,331
Avon Products, Inc.                                                  2,040                81,192
Chattem, Inc.(a)                                                       570                32,570
NBTY, Inc.(a)                                                        1,580                78,068
Playtex Products, Inc.(a)                                            1,170                17,807
The Estee Lauder Cos., Inc., Class A                                   570                29,309
                                                                                     -----------
                                                                                         253,277
                                                                                     -----------
PHARMACEUTICALS (3.6%)
Abbott Laboratories                                                  6,480               366,898
Allergan, Inc.                                                         793                96,112
Alpharma, Inc., Class A                                              1,430                34,749
Bradley Pharmaceuticals, Inc.(a)                                       530                10,404
Bristol-Myers Squibb Co.                                             8,070               232,900
Eli Lilly & Co.                                                      4,440               262,537
Forest Laboratories, Inc.(a)                                         1,420                75,558
Johnson & Johnson                                                   12,130               778,988
King Pharmaceuticals, Inc.(a)                                        1,240                25,358
Medicis Pharmaceutical Corp., Class A                                1,100                33,440
Merck & Co., Inc.                                                    9,050               465,532
MGI Pharma, Inc.(a)                                                  2,300                50,646
Mylan Laboratories, Inc.                                             1,280                28,070
Noven Pharmaceuticals, Inc.(a)                                         910                21,303
Par Pharmaceutical Cos., Inc.(a)                                       860                23,160
Perrigo Co.                                                          1,870                35,530
Schering-Plough Corp.                                                6,530               207,197
Sciele Pharma, Inc.(a)                                                 940                23,237
Sepracor, Inc.(a)                                                    2,040               109,507
Valeant Pharmaceuticals International                                2,050                36,941
ViroPharma, Inc.(a)                                                  1,760                26,541
Watson Pharmaceuticals, Inc.(a)                                        660                18,018
Wyeth                                                                5,670               314,685
                                                                                     -----------
                                                                                       3,277,311
                                                                                     -----------
RADIO BROADCASTING (0.1%)
Arbitron, Inc.                                                         910                44,845
                                                                                     -----------
REAL ESTATE -- OPERATIONS AND DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A(a)                               620                20,987
                                                                                     -----------
REAL ESTATE INVESTMENT TRUST (2.4%)
Acadia Realty Trust                                                    340                 9,139
AMB Property Corp.                                                   1,730               105,374
Apartment Investment & Management Co., Class A                         440                24,332
Archstone-Smith Trust                                                  890                46,378
AvalonBay Communities, Inc.                                            440                53,794
Boston Properties, Inc.                                                590                69,360
Colonial Properties Trust                                            1,320                65,485
Cousins Properties, Inc.                                               450                15,107
Developers Diversified Realty Corp.                                    780                50,778
Eastgroup Properties, Inc.                                             670                33,574
Entertainment Properties Trust                                         730                44,107
Equity Residential                                                   1,240                57,573
Essex Property Trust, Inc.                                             750                96,645
Highwood Properties, Inc.                                              930                37,925
Hospitality Properties Trust                                         1,490                67,840
Host Hotels & Resorts, Inc.                                          1,340                34,358
Inland Real Estate Corp.                                             1,230                22,374
Kilroy Realty Corp.                                                    940                71,374
Kimco Realty Corp.                                                     770                37,014
Lexington Corp. Properties Trust                                     1,310                27,366
Liberty Property Trust                                               1,750                84,683
Macerich Co.                                                         1,400               133,168
Mack-Cali Realty Corp.                                               1,180                57,785
Mid-America Apartment Communities, Inc.                                630                33,989
National Retail Properties, Inc.                                     1,340                32,093
Parkway Properties, Inc.                                               420                22,260
Plum Creek Timber Co., Inc.                                            800                31,760
Potlatch Corp.                                                         706                30,633
ProLogis                                                             1,090                70,632
PS Business Parks, Inc.                                                430                29,627
Public Storage, Inc.                                                   617                57,578
Rayonier, Inc.                                                       1,540                66,790
Regency Centers Corp.                                                1,300               107,120
Senior Housing Properties Trust                                      1,370                31,277
Simon Property Group, Inc.                                           1,060               122,197
Sovran Self Storage, Inc.                                              540                29,840
Tanger Factory Outlet Centers, Inc.                                    610                24,729
UDR, Inc.                                                            2,410                72,396
Vornado Realty Trust                                                   650                77,110
Weingarten Realty Investors                                          1,590                76,097
                                                                                     -----------
                                                                                       2,161,661
                                                                                     -----------
ROAD & RAIL (1.1%)
Arkansas Best Corp.                                                    680                26,792
Atmel Corp.(a)                                                       8,110                43,145
Avis Budget Group, Inc.(a)                                           1,600                45,008
Burlington Northern Santa Fe Corp.                                   1,580               138,313
Con-way, Inc.                                                          810                44,250
CSX Corp.                                                            1,690                72,957
Heartland Express, Inc.                                              2,043                35,201
J.B. Hunt Transport Services, Inc.                                   2,180                58,991
Kansas City Southern(a)                                              2,170                80,615
Knight Transportation, Inc.                                          1,910                37,188
Landstar System, Inc.                                                1,550                74,881
Norfolk Southern Corp.                                               1,580                84,119
Old Dominion Freight Line, Inc.(a)                                     785                23,205

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Ryder System, Inc.                                                     200           $    10,528
Swift Transportation Co., Inc.(a)                                      970                30,342
Union Pacific Corp.                                                  1,250               142,812
Werner Enterprises, Inc.                                             1,170                22,125
YRC Worldwide, Inc.(a)                                                 983                39,114
                                                                                     -----------
                                                                                       1,009,586
                                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Actel Corp.(a)                                                         690                10,102
Advanced Energy Industries, Inc.(a)                                    850                20,825
Advanced Micro Devices, Inc.(a)                                      1,930                26,673
Altera Corp.(a)                                                      1,430                32,232
Analog Devices, Inc.                                                 1,410                54,454
Applied Materials, Inc.                                              6,520               125,314
ATMI, Inc.(a)                                                          930                28,765
Axcelis Technologies, Inc.(a)                                        2,700                20,655
Broadcom Corp., Class A(a)                                           1,970                64,123
Brooks Automation, Inc.(a)                                           2,200                38,434
Cabot Microelectronics Corp.(a)                                        620                19,927
Cohu, Inc.                                                             660                13,583
Cree, Inc.(a)                                                        1,410                28,764
Cymer, Inc.(a)                                                       1,050                42,535
Cypress Semiconductor Corp.(a)                                       2,850                65,037
Diodes, Inc.(a)                                                        500                18,460
DSP Group, Inc.(a)                                                     910                16,808
Exar Corp.(a)                                                        1,110                14,963
Fairchild Semiconductor International, Inc.(a)                       2,200                38,720
FEI Co.(a)                                                             780                29,016
Integrated Device Technology, Inc.(a)                                3,621                54,243
Intel Corp.                                                         21,910               471,065
International Rectifier Corp.(a)                                     1,320                46,570
Intersil Corp., Class A                                              2,560                76,262
KLA-Tencor Corp.                                                       940                52,217
Kopin Corp.(a)                                                       1,940                 6,577
Kulicke & Soffa Industries, Inc.(a)                                  1,420                14,172
Lam Research Corp.(a)                                                2,570               138,215
Lattice Semiconductor Corp.(a)                                       1,950                10,647
Linear Technology Corp.                                              1,200                44,904
LSI Logic Corp.(a)                                                   1,420                12,070
Maxim Integrated Products, Inc.                                      1,290                40,919
MEMC Electronic Materials, Inc.(a)                                   3,030               166,286
Micrel, Inc.(a)                                                      1,460                18,323
Microchip Technology, Inc.                                           3,800               153,292
Micron Technology, Inc.(a)                                           2,480                28,446
Microsemi Corp.(a)                                                   1,940                44,833
MKS Instruments, Inc.(a)                                               820                22,099
National Semiconductor Corp.                                         1,270                33,401
Novellus Systems, Inc.(a)                                              440                14,243
NVIDIA Corp.(a)                                                      1,420                46,704
Pericom Semiconductor Corp.(a)                                         770                 7,708
Photronics, Inc.(a)                                                  1,330                20,016
PMC-Sierra, Inc.(a)                                                    640                 4,947
QLogic Corp.(a)                                                        850                15,198
RF Micro Devices, Inc.(a)                                            3,190                19,937
Rudolph Technologies, Inc.(a)                                          600                10,362
Semtech Corp.(a)                                                     1,410                20,332
Silicon Laboratories, Inc.(a)                                          980                32,154
Skyworks Solutions, Inc.(a)                                          4,590                31,625
Standard Microsystems Corp.(a)                                         560                17,954
Supertex, Inc.(a)                                                      360                11,790
Teradyne, Inc.(a)                                                      790                13,785
Texas Instruments, Inc.                                              5,850               201,064
TriQuint Semiconductor, Inc.(a)                                      2,370                12,253
Ultratech, Inc.(a)                                                     750                10,387
Varian Semiconductor Equipment Associates, Inc.(a)                   1,555               103,190
Veeco Instruments, Inc.(a)                                             850                15,538
Xilinx, Inc.                                                         1,390                40,977
                                                                                     -----------
                                                                                       2,794,095
                                                                                     -----------
SOFTWARE (3.2%)
Activision, Inc.(a)                                                  4,911                98,220
Adobe Systems, Inc.(a)                                               2,404                99,910
Advent Software, Inc.(a)                                               320                10,739
ANSYS, Inc.(a)                                                       1,120                57,344
Autodesk, Inc.(a)                                                      930                38,381
Blackbaud, Inc.                                                        970                21,418
BMC Software, Inc.(a)                                                  940                30,428
CA, Inc.                                                             1,960                53,430
Cadence Design Systems, Inc.(a)                                      5,420               120,324
Captaris, Inc.(a)                                                    1,110                 6,704
Catapult Communications Corp.(a)                                       410                 4,051
Citrix Systems, Inc.(a)                                                740                24,124
Compuware Corp.(a)                                                   1,610                15,891
Electronic Arts, Inc.(a)                                             1,350                68,054
Epicor Software Corp.(a)                                             1,260                18,270
EPIQ Systems, Inc.(a)                                                  580                13,705
FactSet Research Systems, Inc.                                       1,100                67,661
Fair Issac Corp.                                                     1,250                44,638
Informatica Corp.(a)                                                 1,640                24,141
Intuit, Inc.(a)                                                      1,430                40,684
Jack Henry & Associates, Inc.                                        1,720                40,850
JDA Software Group, Inc.(a)                                            940                16,732
Kronos, Inc.(a)                                                        930                50,750
Macrovision Corp.(a)                                                 1,020                24,755
Manhattan Associates, Inc.(a)                                          830                24,004
Mentor Graphics Corp.(a)                                             1,430                23,137
MICROS Systems, Inc.(a)                                              1,180                64,664
Microsoft Corp.                                                     34,260             1,025,744

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Napster, Inc.(a)                                                     1,240           $     5,034
Novell, Inc.(a)                                                      1,500                10,950
Oracle Corp.(a)                                                     15,311               287,847
Parametric Technology Corp.(a)                                       1,522                27,046
Phoenix Technologies Ltd.(a)                                           840                 6,031
Progress Software Corp.(a)                                           1,260                37,964
Quality Systems, Inc.                                                  480                19,426
Radiant Systems, Inc.(a)                                               890                11,979
Secure Computing Corp.(a)                                            1,290                10,449
Sonic Solutions(a)                                                     810                10,554
SPSS, Inc.(a)                                                          570                20,896
Sybase, Inc.(a)                                                      1,790                43,300
Symantec Corp.(a)                                                    4,222                74,307
Synopsys, Inc.(a)                                                    2,780                76,895
THQ, Inc.(a)                                                         1,855                61,901
Transaction Systems Architects, Inc.(a)                                690                21,894
Wind River Systems, Inc.(a)                                          1,540                15,138
                                                                                     -----------
                                                                                       2,870,364
                                                                                     -----------
SPECIALTY RETAIL (3.4%)
Aaron Rents, Inc.                                                    1,440                40,853
Abercrombie & Fitch Co., Class A                                       490                40,013
Advance Auto Parts, Inc.                                             1,880                77,456
Aeropostale, Inc.(a)                                                   940                38,681
American Eagle Outfitters, Inc.                                      3,530               104,029
AnnTaylor Stores Corp.(a)                                            1,310                50,409
AutoNation, Inc.(a)                                                    900                18,396
AutoZone, Inc.(a)                                                      250                33,260
Barnes & Noble, Inc.                                                   960                37,949
Bed Bath & Beyond, Inc.(a)                                           1,080                43,999
Best Buy Co., Inc.                                                   1,630                76,039
Borders Group, Inc.                                                  1,270                26,810
CarMax, Inc.(a)                                                      3,840                95,693
Cato Corp.                                                             885                19,125
Charming Shoppes, Inc.(a)                                            1,430                17,875
Chico's FAS, Inc.(a)                                                 3,100                81,716
Children's Place Retail Stores, Inc.(a)                                660                34,894
Christopher & Banks Corp.                                            1,060                18,349
Circuit City Stores, Inc.                                              650                11,343
Claire's Stores, Inc.                                                1,830                59,603
Coldwater Creek, Inc.(a)                                               930                19,251
Cost Plus, Inc.(a)                                                     710                 6,923
CPI Corp.                                                              140                 8,051
Dick's Sporting Goods, Inc.(a)                                         650                36,458
Finish Line, Inc., Class A                                           1,190                15,696
Foot Locker, Inc.                                                    2,860                68,039
GameStop Corp., Class A(a)                                           2,692                89,294
Gap, Inc.                                                            2,790                50,080
Genesco, Inc.(a)                                                       620                31,422
Group 1 Automotive,   Inc.                                             620                25,420
Guitar Center, Inc.(a)                                                 760                35,188
Gymboree Corp.(a)                                                      840                32,071
Haverty Furniture Cos., Inc.                                           620                 7,911
Hibbett Sports, Inc.(a)                                                885                25,798
Home Depot, Inc.                                                     8,080               305,990
Hot Topic, Inc.(a)                                                   1,350                15,242
Jo-Ann Stores, Inc.(a)                                                 640                19,168
Jos. A. Bank Clothiers, Inc.(a)                                        457                17,658
Limited Brands                                                       1,500                41,355
Lithia Motors, Inc., Class A                                           290                 7,816
Lowe's Cos., Inc.                                                    5,830               178,165
Men's Wearhouse, Inc.                                                1,430                61,876
Midas Group, Inc.(a)                                                   420                 9,177
Movado Group, Inc.                                                     500                16,460
O'Reilly Automotive, Inc.(a)                                         2,120                75,472
Office Depot, Inc.(a)                                                1,060                35,637
OfficeMax, Inc.                                                        290                14,274
Pacific Sunwear of California, Inc.(a)                               1,370                28,674
Payless ShoeSource, Inc.(a)                                          1,220                38,918
PETsMart, Inc.                                                       2,650                87,953
RadioShack Corp.                                                       640                18,605
Rent-A-Center, Inc.(a)                                               1,320                36,749
Ross Stores, Inc.                                                    2,550                84,532
Select Comfort Corp.(a)                                              1,565                29,015
Sonic Automotive, Inc., Class A                                        910                26,017
Stage Stores, Inc.                                                   1,215                26,791
Staples, Inc.                                                        2,865                71,052
Stein Mart, Inc.                                                     1,010                16,463
The Dress Barn, Inc.(a)                                              1,350                26,878
The Pep Boys - Manny, Moe & Jack                                     1,610                30,026
The Sherwin-Williams Co.                                               480                30,610
Tiffany & Co.                                                          540                25,753
TJX Cos., Inc.                                                       1,790                49,923
Tractor Supply Co.(a)                                                  970                50,188
Tween Brands, Inc.(a)                                                  880                34,461
Urban Outfitters, Inc.(a)                                            2,090                53,838
Williams-Sonoma, Inc.                                                2,080                73,258
Zale Corp.(a)                                                        1,440                40,190
                                                                                     -----------
                                                                                       3,056,278
                                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (0.8%)
Ashworth, Inc.(a)                                                      430                 3,565
Brown Shoe Company, Inc.                                             1,215                32,781
Coach, Inc.(a)                                                       1,480                72,268
Crocs, Inc.(a)                                                         950                53,086
Deckers Outdoor Corp.(a)                                               330                24,991
Fossil, Inc.(a)                                                      1,420                40,001
Hanesbrands, Inc.(a)                                                 1,405                37,359

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Jones Apparel Group, Inc.                                              490           $    16,361
K-Swiss, Inc, Class A                                                  740                21,371
Kellwood Co.                                                           820                23,108
Liz Claiborne, Inc.                                                    440                19,677
NIKE, Inc., Class B                                                  1,560                84,021
Oxford Industries, Inc.                                                390                18,104
Phillips-Van Heusen Corp.                                            1,270                70,993
Polo Ralph Lauren Corp.                                                310                28,554
Quiksilver, Inc.(a)                                                  3,660                48,678
Skechers U.S.A., Inc., Class A(a)                                      700                21,980
Stride Rite Corp.                                                      950                13,395
The Timberland Co., Class A(a)                                       1,060                27,359
UniFirst Corp.                                                         310                13,045
VF Corp.                                                               460                40,393
Wolverine World Wide, Inc.                                           1,635                46,728
                                                                                     -----------
                                                                                         757,818
                                                                                     -----------
THRIFTS & MORTGAGE FINANCE (1.4%)
Anchor BanCorp of Wisconsin, Inc.                                      500                13,460
Astoria Financial Corp.                                              1,725                45,816
BankAtlantic Bancorp, Inc., Class A                                  1,730                16,677
BankUnited Financial Corp., Class A                                    880                19,052
Brookline Bancorp, Inc.                                              1,560                18,595
Corus Bankshares, Inc.                                                 350                 5,884
Countrywide Financial Corp.                                          2,300                85,284
Dime Community Bancshares, Inc.                                        830                11,047
Downey Financial Corp.                                                 540                36,153
Federal Home Loan Mortgage Corp.                                     2,890               187,214
Federal National Mortgage Assoc.                                     3,990               235,091
FirstFed Financial Corp.(a)                                            450                27,666
Flagstar Bancorp, Inc.                                               1,510                17,818
Franklin Bank Corp.(a)                                                 180                 2,808
Fremont General Corp.                                                2,160                16,308
IndyMac Bancorp, Inc.                                                1,190                35,986
MAF Bancorp, Inc.                                                      900                36,135
MGIC Investment Corp.                                                  410                25,260
New York Community Bancorp, Inc.                                     4,450                77,697
Radian Group, Inc.                                                   1,470                85,422
Sovereign Bancorp, Inc.                                              1,228                29,804
Triad Guaranty, Inc.(a)                                                320                14,147
TrustCo Bank Corp. NY                                                1,840                16,873
Washington Federal, Inc.                                             1,100                26,081
Washington Mutual, Inc.                                              3,836               161,035
Webster Financial Corp.                                              1,050                46,672
                                                                                     -----------
                                                                                       1,293,985
                                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal Co.                                                         2,260                92,931
GATX Corp.                                                             940                46,069
Lawson Products, Inc.                                                  110                 3,933
MSC Industrial Direct Co., Inc., Class A                               990                48,253
United Rentals, Inc.(a)                                              1,220                40,870
W.W. Grainger, Inc.                                                    370                30,569
Watsco, Inc.                                                           680                36,156
                                                                                     -----------
                                                                                         298,781
                                                                                     -----------
WATER UTILITIES (0.1%)
American States Water Co.                                              550                19,602
Aqua America, Inc.                                                   2,493                55,120
                                                                                     -----------
                                                                                          74,722
                                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                                         1,840               115,350
Sprint Corp.                                                        11,232               224,977
Telephone & Data Systems, Inc.                                       1,950               111,052
                                                                                     -----------
                                                                                         451,379
                                                                                     -----------
TOTAL COMMON STOCKS
    (COST $71,332,296)                                                                90,265,636
                                                                                     -----------
SHORT-TERM INVESTMENT (0.2%)
SSgA U.S. Government Money Market Fund, 5.16%(b)                   152,241               152,241
                                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
    (COST $152,241)                                                                      152,241
                                                                                     -----------
       TOTAL INVESTMENTS
          (COST $71,484,537) 99.9%                                                    90,417,877
       OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%                                        108,012
                                                                                     -----------
       NET ASSETS 100.0%                                                             $90,525,889
                                                                                     ===========

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of April 30, 2007. ADR - American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
COMMON STOCKS (98.5%)

AEROSPACE & DEFENSE (2.2%)
AAR Corp.(a)                                                         2,960           $    90,398
Applied Signal Technology, Inc.                                      1,190                19,837
Armor Holdings, Inc.(a)                                              2,340               167,310
Cubic Corp.                                                          1,560                31,403
Curtiss-Wright Corp.                                                 3,550               152,970
EDO Corp.                                                            1,500                41,250
Esterline Technologies Corp.(a)                                      2,110                88,050
Kaman Corp., Class A                                                 2,050                50,840
Moog, Inc., Class A(a)                                               3,270               139,040
Teledyne Technologies, Inc.(a)                                       2,910               128,360
Triumph Group, Inc.                                                  1,250                76,013
                                                                                     -----------
                                                                                         985,471
                                                                                     -----------
AIR FREIGHT & LOGISTICS (0.5%)
EGL, Inc.(a)                                                         2,410                95,629
Hub Group, Inc., Class A(a)                                          3,480               125,280
                                                                                     -----------
                                                                                         220,909
                                                                                     -----------
AIRLINES (0.4%)
Frontier Airlines Holdings, Inc.(a)                                  3,570                21,134
Mesa Air Group, Inc.(a)                                              3,400                22,984
SkyWest, Inc.                                                        5,150               140,132
                                                                                     -----------
                                                                                         184,250
                                                                                     -----------
AUTO COMPONENTS (0.5%)
Drew Industries, Inc.(a)                                             1,450                41,717
LKQ Corp.(a)                                                         3,930                88,739
Standard Motor Products, Inc.                                        1,310                24,012
Superior Industries International, Inc.                              2,060                47,071
                                                                                     -----------
                                                                                         201,539
                                                                                     -----------
AUTOMOBILES (0.4%)
Coachmen Industries, Inc.                                            1,560                16,130
Fleetwood Enterprises, Inc.(a)                                       3,460                28,822
Monaco Coach Corp.                                                   2,490                38,172
Winnebago Industries, Inc.                                           2,300                73,738
                                                                                     -----------
                                                                                         156,862
                                                                                     -----------
BIOTECHNOLOGY (0.7%)
ArQule, Inc.(a)                                                      3,430                30,115
Digene Corp.(a)                                                      1,820                83,447
Regeneron Pharmaceuticals, Inc.(a)                                   4,930               134,096
Savient Pharmaceuticals, Inc.(a)                                     4,010                46,115
                                                                                     -----------
                                                                                         293,773
                                                                                     -----------
BUILDING PRODUCTS (1.2%)
Apogee Enterprises, Inc.                                             2,690                64,775
Griffon Corp.(a)                                                     2,340                56,137
Lennox International, Inc.                                           4,540               153,497
NCI Building Systems, Inc.(a)                                        1,610                80,452
Simpson Manufacturing Co., Inc.                                      3,080                99,084
Universal Forest Products, Inc.                                      1,420                65,973
                                                                                     -----------
                                                                                         519,918
                                                                                     -----------
CAPITAL MARKETS (0.7%)
Investment Technology Group, Inc.(a)                                 3,300               124,872
LaBranche & Co., Inc.(a)                                             4,760                38,747
Piper Jaffray Cos., Inc.(a)                                          1,530                97,629
SWS Group, Inc.                                                      2,115                54,969
                                                                                     -----------
                                                                                         316,217
                                                                                     -----------
CHEMICALS (1.2%)
A. Schulman, Inc.                                                    2,140                49,563
Arch Chemicals, Inc.                                                 2,010                60,742
Georgia Gulf Corp.                                                   2,900                46,313
H.B. Fuller Co.                                                      4,890               125,037
Material Sciences Corp.(a)                                           1,250                11,650
OM Group, Inc.(a)                                                    2,310               121,344
Penford Corp.                                                          890                17,426
PolyOne Corp.(a)                                                     7,850                51,496
Quaker Chemical Corp.                                                  880                20,117
Tronox, Inc., Class B                                                2,570                35,646
                                                                                     -----------
                                                                                         539,334
                                                                                     -----------
COMMERCIAL BANKS (5.8%)
Boston Private Financial Holdings, Inc.                              3,090                85,933
Cascade Bancorp                                                      1,640                35,162
Central Pacific Financial Corp.                                      2,690                92,428
Chittenden Corp.                                                     4,340               126,120
Community Bank System, Inc.                                          2,710                55,555
East West Bancorp, Inc.                                              4,910               195,713
First Bancorp, ADR                                                   6,750                84,645
First Commonwealth Financial Corp.                                   7,250                80,692
First Indiana Corp.                                                    940                18,255
First Midwest Bancorp, Inc.                                          3,730               134,056
First Republic Bank                                                  2,300               124,430
Glacier Bancorp, Inc.                                                3,310                71,099
Hanmi Financial Corp.                                                3,750                61,538
Independent Bank Corp.                                               1,995                32,918
Irwin Financial Corp.                                                1,700                27,251
Nara Bancorp, Inc.                                                   1,340                22,123
PrivateBancorp, Inc.                                                 1,220                40,053

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Prosperity Bancshares, Inc.                                          2,500           $    86,725
Provident Bankshares Corp.                                           2,830                90,673
South Financial Group, Inc.                                          6,610               149,584
Sterling Bancorp                                                     1,230                21,291
Sterling Bancshares, Inc.                                            6,600                75,438
Sterling Financial Corp.                                             3,505               103,327
Susquehanna Bancshares, Inc.                                         4,650               103,602
UCBH Holdings, Inc.                                                  7,270               130,569
Umpqua Holdings Corp.                                                4,570               113,976
United Bankshares, Inc.                                              3,250               108,875
United Community Banks, Inc.                                         2,430                71,831
Whitney Holding Corp.                                                5,620               172,927
Wintrust Financial Corp.                                             2,060                88,539
                                                                                     -----------
                                                                                       2,605,328
                                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (4.1%)
ABM Industries, Inc.                                                 3,610               101,585
Administaff, Inc.                                                    1,800                59,742
Angelica Corp.                                                         760                19,790
Bowne & Co., Inc.                                                    2,960                49,373
Brady Corp.                                                          4,250               139,655
CDI Corp.                                                            1,200                35,544
Central Parking Corp.                                                1,640                36,703
Coinstar, Inc.(a)                                                    2,270                70,574
Consolidated Graphics, Inc.(a)                                         940                70,735
G & K Services, Inc., Class A                                        1,650                57,585
Healthcare Services Group                                            2,360                66,080
Heidrick & Struggles International, Inc.(a)                          1,410                66,524
John H. Harland Co.                                                  2,090               109,934
Labor Ready, Inc.(a)                                                 4,320                93,744
Mobile Mini, Inc.(a)                                                 2,850                85,415
On Assignment, Inc.(a)                                               2,440                27,279
School Specialty, Inc.(a)                                            1,540                50,789
Spherion Corp.(a)                                                    5,200                44,460
Standard Register Co.                                                1,280                15,949
Tetra Tech, Inc.(a)                                                  5,080               105,766
United Stationers, Inc.(a)                                           2,380               141,658
Volt Information Sciences, Inc.(a)                                   1,155                29,522
Waste Connections, Inc.(a)                                           5,565               173,461
Watson Wyatt & Co. Holdings                                          3,450               162,598
                                                                                     -----------
                                                                                       1,814,465
                                                                                     -----------
COMMUNICATIONS EQUIPMENT (2.0%)
Arris Group, Inc.(a)                                                 7,760               115,003
Bel Fuse, Inc.                                                         970                34,338
Belden CDT, Inc.                                                     3,450               192,786
Black Box Corp.                                                      1,300                47,372
C-COR, Inc.(a)                                                       4,320                53,222
Comtech Telecommunications Corp.(a)                                  1,790                67,751
CT Communications, Inc.                                              1,270                31,001
Digi International, Inc.(a)                                          1,920                24,480
Ditech Networks, Inc.(a)                                             2,990                26,013
Inter-Tel, Inc.                                                      1,980                49,936
NETGEAR, Inc.(a)                                                     2,720                91,419
Network Equipment Technologies, Inc.(a)                              2,860                30,745
PC-Tel, Inc.(a)                                                      2,090                20,879
Symmetricom, Inc.(a)                                                 4,070                33,252
Tollgrade Communications, Inc.(a)                                    1,330                15,894
ViaSat, Inc.(a)                                                      2,060                70,658
                                                                                     -----------
                                                                                         904,749
                                                                                     -----------
COMPUTERS & PERIPHERALS (0.9%)
Adaptec, Inc.(a)                                                     9,620                37,133
Avid Technology, Inc.(a)                                             3,180               105,735
Hutchinson Technology, Inc.(a)                                       2,210                41,990
Komag, Inc.(a)                                                       2,470                67,950
Neoware, Inc.(a)                                                     1,730                20,483
Novatel Wireless, Inc.(a)                                            2,640                48,022
Synaptics, Inc.(a)                                                   2,100                62,916
                                                                                     -----------
                                                                                         384,229
                                                                                     -----------
CONSTRUCTION & ENGINEERING (1.3%)
EMCOR Group, Inc.(a)                                                 2,570               161,113
Insituform Technologies, Inc., Class A(a)                            2,330                47,532
Shaw Group, Inc.(a)                                                  6,170               200,093
URS Corp.(a)                                                         3,960               173,052
                                                                                     -----------
                                                                                         581,790
                                                                                     -----------
CONSTRUCTION MATERIALS (0.5%)
Headwaters, Inc.(a)                                                  3,460                74,978
Texas Industries, Inc.                                               2,000               152,340
                                                                                     -----------
                                                                                         227,318
                                                                                     -----------
CONSUMER FINANCE (0.4%)
Cash America International, Inc.                                     2,400               103,584
Rewards Network, Inc.(a)                                             2,400                 9,504
World Acceptance Corp.(a)                                            1,320                56,668
                                                                                     -----------
                                                                                         169,756
                                                                                     -----------
CONTAINERS & PACKAGING (0.9%)
AptarGroup, Inc.                                                     2,660               194,845
Caraustar Industries, Inc.(a)                                        2,700                19,224
Chesapeake Corp.                                                     1,940                28,634
Myers Industries, Inc.                                               2,590                58,146
Rock-Tenn Co., Class A                                               2,810               107,511
                                                                                     -----------
                                                                                         408,360
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
DISTRIBUTORS (0.2%)
Audiovox Corp., Class A(a)                                           2,070           $    29,787
Building Materials Holding Corp.                                     2,530                36,736
Keystone Automotive Industries, Inc.(a)                              1,300                43,238
                                                                                     -----------
                                                                                         109,761
                                                                                     -----------
DIVERSIFIED CONSUMER SERVICES (0.4%)
Bright Horizons Family Solutions, Inc.(a)                            1,870                72,219
Pre-Paid Legal Services, Inc.(a)                                       820                46,781
Universal Technical Institute, Inc.(a)                               1,880                47,132
                                                                                     -----------
                                                                                         166,132
                                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Financial Federal Corp.                                              2,230                58,604
Portfolio Recovery Associates, Inc.(a)                               1,240                69,006
                                                                                     -----------
                                                                                         127,610
                                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
General Communication, Inc., Class A(a)                              4,400                62,612
                                                                                     -----------
ELECTRIC UTILITIES (1.3%)
ALLETE, Inc.                                                         2,480               120,057
Central Vermont Public Service Corp.                                 1,050                33,810
Cleco Corp.                                                          4,480               125,709
El Paso Electric Co.(a)                                              4,290               113,256
UIL Holdings Corp.                                                   1,900                64,885
Unisource Energy Corp.                                               3,130               120,223
                                                                                     -----------
                                                                                         577,940
                                                                                     -----------
ELECTRICAL EQUIPMENT (1.5%)
A.O. Smith Corp.                                                     1,840                70,104
Acuity Brands, Inc.                                                  3,480               205,738
Baldor Electric Co.                                                  3,100               122,109
C&D Technologies, Inc.(a)                                            2,640                13,279
MagneTek, Inc.(a)                                                    3,870                17,609
REGAL-BELOIT Corp.                                                   2,470               113,916
Vicor Corp.                                                          1,800                19,296
Woodward Governor Co.                                                2,490               122,881
                                                                                     -----------
                                                                                         684,932
                                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.1%)
Aeroflex, Inc.(a)                                                    6,490                91,120
Agilysys, Inc.                                                       2,620                55,099
Anixter International, Inc.(a)                                       2,550               182,580
Bell Microproducts, Inc.(a)                                          3,250                22,100
Benchmark Electronics, Inc.(a)                                       5,560               117,761
Brightpoint, Inc.(a)                                                 4,170                55,461
Checkpoint Systems, Inc.(a)                                          3,220                70,808
Cognex Corp.                                                         3,830                82,536
Coherent, Inc.(a)                                                    2,580                80,986
CTS Corp.                                                            3,310                43,295
Electro Scientific Industries, Inc.(a)                               2,500                51,500
Gerber Scientific, Inc.(a)                                           2,150                21,521
Global Imaging Systems, Inc.(a)                                      3,940               113,826
Insight Enterprises, Inc.(a)                                         3,980                78,884
Itron, Inc.(a)                                                       2,000               134,680
Keithley Instruments, Inc.                                           1,550                18,600
Littelfuse, Inc.(a)                                                  1,880                75,407
LoJack Corp.(a)                                                      1,550                28,520
Mercury Computer Systems, Inc.(a)                                    1,920                26,054
Methode Electronics, Inc.                                            3,370                50,820
MTS Systems Corp.                                                    1,320                56,113
Newport Corp.(a)                                                     2,610                40,951
Park Electrochemical Corp.                                           1,650                45,457
Paxar Corp.(a)                                                       3,300                99,033
Photon Dynamics, Inc.(a)                                             1,640                19,713
Planar Systems, Inc.(a)                                              1,390                10,467
Plexus Corp.(a)                                                      3,220                67,491
RadiSys Corp.(a)                                                     1,890                28,652
Rogers Corp.(a)                                                      1,430                64,836
ScanSource, Inc.(a)                                                  2,140                61,461
Technitrol, Inc.                                                     3,390                90,954
Trimble Navigation Ltd.(a)                                           8,840               253,531
X-Rite, Inc.                                                         1,800                22,518
                                                                                     -----------
                                                                                       2,262,735
                                                                                     -----------
ENERGY EQUIPMENT & SERVICES (3.9%)
Atwood Oceanics, Inc.(a)                                             2,400               150,960
Bristow Group, Inc.(a)                                               2,040                76,704
CARBO Ceramics, Inc.                                                 1,750                76,038
Dril-Quip, Inc.(a)                                                   2,170               109,585
Helix Energy Solutions Group, Inc.(a)                                7,120               272,411
Input/Output, Inc.(a)                                                6,200                86,738
Lone Star Technologies, Inc.(a)                                      2,510               166,689
Lufkin Industries, Inc.                                              1,160                72,175
Oceaneering International, Inc.(a)                                   4,430               210,602
SEACOR Holdings, Inc.(a)                                             1,820               173,410
Unit Corp.(a)                                                        3,780               216,027
W-H Energy Services, Inc.(a)                                         2,520               136,357
                                                                                     -----------
                                                                                       1,747,696
                                                                                     -----------
FOOD & STAPLES RETAILING (1.3%)
Casey's General Stores, Inc.                                         4,210               105,881
Great Atlantic & Pacific Tea Co., Inc.(a)                            1,750                56,333
Longs Drug Stores Corp.                                              2,280               124,807
Nash Finch Co.                                                       1,080                42,088
Performance Food Group Co. (a)                                       2,770                86,563
Spartan Stores, Inc.                                                 1,580                40,701
United Natural Foods, Inc.(a)                                        3,360               104,798
                                                                                     -----------
                                                                                         561,171
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
FOOD PRODUCTS (1.9%)
Corn Products International, Inc.                                    5,790           $   230,558
Flowers Foods, Inc.                                                  4,300               134,117
Hain Celestial Group, Inc.(a)                                        3,160                94,895
J & J Snack Foods Corp.                                              1,140                44,426
Lance, Inc.                                                          2,540                56,210
Mannatech, Inc.                                                        930                14,378
Peet's Coffee & Tea, Inc.(a)                                         1,170                30,350
Ralcorp Holdings, Inc.(a)                                            2,100               138,201
Sanderson Farms, Inc.                                                1,250                49,412
TreeHouse Foods, Inc.(a)                                             2,330                70,226
                                                                                     -----------
                                                                                         862,773
                                                                                     -----------
GAS UTILITIES (3.4%)
Atmos Energy Corp.                                                   7,510               238,217
Cascade Natural Gas Corp.                                            1,150                29,900
Laclede Group, Inc.                                                  2,060                64,663
New Jersey Resources Corp.                                           2,570               138,009
Northwest Natural Gas Co.                                            2,780               141,252
Piedmont Natural Gas Co., Inc.                                       7,550               199,244
South Jersey Industries, Inc.                                        2,660               104,458
Southern Union Co.                                                   8,360               254,646
Southwest Gas Corp.                                                  3,850               145,877
UGI Corp.                                                            7,600               215,536
                                                                                     -----------
                                                                                       1,531,802
                                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (5.6%)
Allscripts Healthcare Solutions, Inc.(a)                             3,670                97,071
American Medical Systems Holdings, Inc.(a)                           5,730               101,593
Analogic Corp.                                                       1,090                66,817
ArthroCare Corp.(a)                                                  2,160                89,122
BioLase Technology, Inc.(a)                                          2,140                13,910
Biosite, Inc.(a)                                                     1,300               120,250
CONMED Corp.(a)                                                      2,320                70,342
Cooper Cos., Inc.                                                    3,390               173,229
Datascope Corp.                                                      1,030                38,162
DJ Orthopedics, Inc.(a)                                              1,860                72,652
Greatbatch, Inc.(a)                                                  1,860                53,996
Haemonetics Corp.(a)                                                 2,200               105,248
Hologic, Inc.(a)                                                     4,010               230,775
ICU Medical, Inc.(a)                                                 1,180                49,265
IDEXX Laboratories, Inc.(a)                                          2,380               214,605
Immucor, Inc.(a)                                                     5,325               173,755
Integra LifeSciences Holdings(a)                                     1,550                70,633
Invacare Corp.                                                       2,660                49,582
Kensey Nash Corp.(a)                                                   900                23,148
Mentor Corp.                                                         3,180               123,734
Meridian Bioscience, Inc.                                            1,460                43,406
Merit Medical Systems, Inc.(a)                                       2,520                29,056
Osteotech, Inc.(a)                                                   1,820                13,832
Palomar Medical Technologies, Inc.(a)                                1,400                57,316
Possis Medical, Inc.(a)                                              1,820                23,551
Respironics, Inc.(a)                                                 5,670               231,109
SurModics, Inc.(a)                                                   1,330                54,038
Theragenics Corp.(a)                                                 3,170                19,083
Viasys Healthcare, Inc.(a)                                           2,660                85,173
Vital Signs, Inc.                                                      500                28,530
                                                                                     -----------
                                                                                       2,522,983
                                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES (4.3%)
Amedisys, Inc.(a)                                                    1,799                56,399
AMERIGROUP Corp.(a)                                                  4,090               115,052
AMN Healthcare Services, Inc.(a)                                     2,490                60,632
AmSurg Corp.(a)                                                      2,420                55,539
Centene Corp.(a)                                                     3,410                70,962
Chemed Corp.                                                         2,020               101,606
Cross Country Healthcare, Inc.(a)                                    1,990                39,183
CryoLife, Inc.(a)                                                    2,330                22,951
Genesis HealthCare Corp.(a)                                          1,510                96,640
Gentiva Health Services, Inc.(a)                                     2,260                42,307
HealthExtras, Inc.(a)                                                2,170                67,162
Healthways, Inc.(a)                                                  2,690               114,110
Hooper Holmes, Inc.(a)                                               6,100                26,840
inVentiv Health, Inc.(a)                                             2,350                89,182
LCA-Vision, Inc.                                                     1,660                69,670
Matria Healthcare, Inc.(a)                                           1,740                50,425
Odyssey Healthcare, Inc.(a)                                          2,880                38,419
Option Care, Inc.                                                      700                 9,562
Owens & Minor, Inc.                                                  3,310               117,008
Pediatrix Medical Group, Inc.(a)                                     3,720               212,226
PSS World Medical, Inc.(a)                                           4,660                93,666
RehabCare, Inc.(a)                                                   1,390                22,768
Sierra Health Services, Inc.(a)                                      4,110               170,236
Sunrise Senior Living, Inc.(a)                                       3,480               133,249
USANA Health Sciences, Inc.(a)                                         770                30,677
                                                                                     -----------
                                                                                       1,906,471
                                                                                     -----------
HEALTH CARE TECHNOLOGY (0.1%)
Dendrite International, Inc.(a)                                      3,820                60,738
                                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (2.9%)
California Pizza Kitchen, Inc.(a)                                    1,190                39,758
CEC Entertainment, Inc.(a)                                           2,780               115,843
CKE Restaurants, Inc.                                                4,780                97,082
IHOP Corp.                                                           1,260                74,239
Jack in the Box, Inc.(a)                                             2,680               178,542
Marcus Corp.                                                         2,230                48,458
O'Charley's, Inc.(a)                                                 2,090                44,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
P.F. Chang's China Bistro, Inc.(a)                                   2,150           $    82,237
Panera Bread Co., Class A(a)                                         2,520               140,339
Papa John's International, Inc.(a)                                   2,050                62,955
RARE Hospitality International, Inc.(a)                              2,950                85,904
Red Robin Gourmet Burgers, Inc.(a)                                   1,320                52,272
Ruth's Chris Steak House, Inc.(a)                                      950                18,857
Sonic Corp.(a)                                                       6,170               138,455
The Steak n Shake Co. (a)                                            2,480                40,102
Triarc Cos., Inc., Class B                                           5,160                83,953
                                                                                     -----------
                                                                                       1,303,116
                                                                                     -----------
HOUSEHOLD DURABLES (1.3%)
Bassett Furniture Industries, Inc.                                   1,340                18,974
Champion Enterprises, Inc.(a)                                        5,220                53,662
Ethan Allen Interiors, Inc.                                          2,660                93,898
Interface, Inc.                                                      4,410                74,309
La-Z-Boy, Inc.                                                       4,800                56,112
Libbey, Inc.                                                         1,180                22,007
M/I Homes, Inc.                                                      1,000                29,730
Meritage Homes Corp.(a)                                              1,800                62,658
National Presto Industries, Inc.                                       430                25,409
Russ Berrie & Co., Inc.(a)                                           1,300                19,539
Skyline Corp.                                                          660                21,681
Standard Pacific Corp.                                               5,090               106,126
                                                                                     -----------
                                                                                         584,105
                                                                                     -----------
HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet Co., Class A(a)                                 4,500                64,440
Spectrum Brands, Inc.(a)                                             3,250                22,620
WD-40 Co.                                                            1,460                50,487
                                                                                     -----------
                                                                                         137,547
                                                                                     -----------
INDUSTRIAL CONGLOMERATES (0.2%)
Standex International Corp.                                          1,030                28,181
Tredegar Corp.                                                       2,470                57,724
                                                                                     -----------
                                                                                          85,905
                                                                                     -----------
INSURANCE (3.0%)
Delphi Financial Group, Inc., Class A                                3,645               155,641
Hilb, Rogal & Hobbs Co.                                              2,890               125,570
Infinity Property & Casualty Corp.                                   1,520                70,695
LandAmerica Financial Group, Inc.                                    1,290               103,651
Philadelphia Consolidated Holding Corp.(a)                           4,530               196,602
Presidential Life Corp.                                              1,910                36,309
ProAssurance Corp.(a)                                                2,650               142,676
RLI Corp.                                                            1,650                91,888
Safety Insurance Group, Inc.                                         1,110                44,467
SCPIE Holdings, Inc.(a)                                                950                20,739
Selective Insurance Group, Inc.                                      4,400               114,752
Stewart Information Services Corp.                                   1,340                53,895
United Fire & Casualty Co.                                           1,590                58,433
Zenith National Insurance Corp.                                      2,835               131,119
                                                                                     -----------
                                                                                       1,346,437
                                                                                     -----------
INTERNET SOFTWARE & SERVICES (1.4%)
Bankrate, Inc.(a)                                                    1,020                41,177
Concur Technologies, Inc.(a)                                         1,840                32,697
InfoSpace, Inc.(a)                                                   2,410                61,841
J2 Global Communications, Inc.(a)                                    3,760               108,138
MIVA, Inc.(a)                                                        2,930                12,599
Stamps.com, Inc.(a)                                                  1,700                23,987
United Online, Inc.                                                  5,150                74,314
Webex Communications, Inc.(a)                                        3,360               190,646
Websense, Inc.(a)                                                    3,200                79,072
                                                                                     -----------
                                                                                         624,471
                                                                                     -----------
IT SERVICES (1.3%)
CACI International, Inc., Class A(a)                                 2,370               108,380
Ciber, Inc.(a)                                                       4,790                39,039
eFunds Corp.(a)                                                      3,830               106,857
Gevity HR, Inc.                                                      2,130                39,724
Keane, Inc.(a)                                                       3,950                55,379
ManTech International Corp., Class A(a)                              1,650                50,622
MAXIMUS, Inc.                                                        1,610                56,253
StarTek, Inc.                                                        1,070                10,283
Sykes Enterprises, Inc.(a)                                           2,220                40,981
TALX Corp.                                                           2,575                88,812
                                                                                     -----------
                                                                                         596,330
                                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
Arctic Cat, Inc.                                                     1,290                22,962
JAKKS Pacific, Inc.(a)                                               2,260                54,308
K2, Inc.(a)                                                          4,250                64,133
MarineMax, Inc.(a)                                                   1,470                29,150
Nautilus Group, Inc.                                                 2,770                38,254
RC2 Corp.(a)                                                         1,690                67,363
Sturm, Ruger & Co., Inc.(a)                                          2,100                27,111
                                                                                     -----------
                                                                                         303,281
                                                                                     -----------
LIFE SCIENCES TOOLS AND SERVICES (0.6%)
Cambrex Corp.                                                        2,310                56,041
Enzo Biochem, Inc.(a)                                                2,500                42,025
Kendle International, Inc.(a)                                        1,050                35,784
PAREXEL International Corp.(a)                                       2,240                87,987
Pharmanet Development Group, Inc.(a)                                 1,590                43,391
                                                                                     -----------
                                                                                         265,228
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
MACHINERY (4.9%)
A.S.V., Inc.(a)                                                      1,710           $    25,958
Albany International Corp., Class A                                  2,380                91,154
Applied Industrial Technologies, Inc.                                3,240                87,059
Astec Industries, Inc.(a)                                            1,580                64,306
Barnes Group, Inc.                                                   3,300                80,190
Briggs & Stratton Corp.                                              4,020               119,273
Cascade Corp.                                                          850                52,675
CLARCOR, Inc.                                                        4,250               134,045
EnPro Industries, Inc.(a)                                            1,720                64,775
Gardner Denver, Inc.(a)                                              4,140               156,492
IDEX Corp.                                                           4,320               226,670
Intevac, Inc.(a)                                                     1,570                38,167
Kaydon Corp.                                                         2,460               116,924
Lindsay Manufacturing Co.                                            1,080                32,994
Lydall, Inc.(a)                                                      1,770                25,736
Mueller Industries, Inc.                                             3,120               102,336
Robbins & Myers, Inc.                                                1,280                49,190
The Manitowoc Co., Inc.                                              4,710               321,363
Toro Co.                                                             3,340               167,835
Valmont Industries, Inc.                                             1,490                93,691
Wabash National Corp.                                                2,780                43,257
Watts Water Technologies, Inc.                                       2,220                89,910
                                                                                     -----------
                                                                                       2,184,000
                                                                                     -----------
MARINE (0.4%)
Kirby Corp.(a)                                                       4,510               170,478
                                                                                     -----------
MEDIA (0.4%)
4Kids Entertainment, Inc.(a)                                         1,330                21,639
Live Nation, Inc.                                                    5,460               110,783
Radio One, Inc., Class D                                             5,330                37,630
                                                                                     -----------
                                                                                         170,052
                                                                                     -----------
METALS & MINING (3.0%)
A.M. Castle & Co.                                                      920                31,188
AMCOL International Corp.                                            1,980                47,579
Brush Engineered Materials, Inc.(a)                                  1,620                77,792
Carpenter Technology Corp.                                           1,970               239,099
Chaparral Steel Co.                                                  3,670               258,735
Cleveland Cliffs, Inc.                                               3,240               224,500
Gibraltar Industries, Inc.                                           1,940                43,262
Quanex Corp.                                                         2,985               128,445
RTI International Metals, Inc.(a)                                    1,790               168,743
Ryerson Tull, Inc.                                                   2,070                85,160
Steel Technologies, Inc.                                             1,040                31,138
                                                                                     -----------
                                                                                       1,335,641
                                                                                     -----------
MULTI-UTILITIES (0.3%)
Avista Corp.                                                         4,480               105,683
CH Energy Group, Inc.                                                  970                46,541
                                                                                     -----------
                                                                                         152,224
                                                                                     -----------
MULTILINE RETAIL (0.2%)
Fred's, Inc.                                                         3,490                50,396
Tuesday Morning Corp.                                                2,390                33,364
                                                                                     -----------
                                                                                          83,760
                                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (2.6%)
Cabot Oil & Gas Corp., Class A                                       7,900               287,718
Hornbeck Offshore Services, Inc.(a)                                  1,900                60,097
Massey Energy Co.                                                    6,350               171,006
Penn Virginia Corp.                                                  1,670               133,684
Petroleum Development Corp.(a)                                       1,330                69,160
St. Mary Land & Exploration Co.                                      4,970               182,001
Stone Energy Corp.(a)                                                2,300                68,149
Swift Energy Co.(a)                                                  2,440                99,186
World Fuel Services Corp.                                            2,310               106,745
                                                                                     -----------
                                                                                       1,177,746
                                                                                     -----------
PAPER & FOREST PRODUCTS (0.5%)
Buckeye Technologies, Inc.(a)                                        3,050                38,644
Deltic Timber Corp.                                                    930                46,453
Neenah Paper, Inc.                                                   1,370                52,334
Pope & Talbot, Inc.(a)                                               1,750                13,003
Wausau-Mosinee Paper Corp.                                           5,250                70,665
                                                                                     -----------
                                                                                         221,099
                                                                                     -----------
PERSONAL PRODUCTS (0.8%)
Chattem, Inc.(a)                                                     1,410                80,568
NBTY, Inc.(a)                                                        4,300               212,463
Playtex Products, Inc.(a)                                            5,270                80,209
                                                                                     -----------
                                                                                         373,240
                                                                                     -----------
PHARMACEUTICALS (0.9%)
Alpharma, Inc., Class A                                              2,810                68,283
Bradley Pharmaceuticals, Inc.(a)                                     1,330                26,108
MGI Pharma, Inc.(a)                                                  6,360               140,047
Noven Pharmaceuticals, Inc.(a)                                       2,000                46,820
Sciele Pharma, Inc.(a)                                               2,370                58,586
ViroPharma, Inc.(a)                                                  5,070                76,456
                                                                                     -----------
                                                                                         416,300
                                                                                     -----------
REAL ESTATE INVESTMENT TRUST (2.8%)
Colonial Properties Trust                                            3,960               196,455
Entertainment Properties Trust                                       2,490               150,446

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Inland Real Estate Corp.                                             5,080           $    92,405
Lexington Corp. Properties Trust                                     5,850               122,206
LTC Properties, Inc.                                                 2,490                62,424
Medical Properties Trust, Inc.                                       3,240                46,138
National Retail Properties, Inc.                                     6,340               151,843
Parkway Properties, Inc.                                             1,420                75,260
PS Business Parks, Inc.                                              1,750               120,575
Senior Housing Properties Trust                                      5,820               132,871
Sovran Self Storage, Inc.                                            2,030               112,178
                                                                                     -----------
                                                                                       1,262,801
                                                                                     -----------
ROAD & RAIL (1.3%)
Arkansas Best Corp.                                                  2,190                86,286
Heartland Express, Inc.                                              5,773                99,469
Kansas City Southern (a)                                             6,110               226,986
Knight Transportation, Inc.                                          4,050                78,854
Old Dominion Freight Line, Inc.(a)                                   2,515                74,343
                                                                                     -----------
                                                                                         565,938
                                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Actel Corp.(a)                                                       2,520                36,893
Advanced Energy Industries, Inc.(a)                                  2,650                64,925
ATMI, Inc.(a)                                                        2,850                88,150
Axcelis Technologies, Inc.(a)                                        8,830                67,549
Brooks Automation, Inc.(a)                                           6,260               109,362
Cabot Microelectronics Corp.(a)                                      1,550                49,817
Cohu, Inc.                                                           2,020                41,572
Cymer, Inc.(a)                                                       2,950               119,504
Diodes, Inc.(a)                                                      1,720                63,502
DSP Group, Inc.(a)                                                   2,690                49,684
Exar Corp.(a)                                                        3,470                46,776
FEI Co.(a)                                                           2,060                76,632
Kopin Corp.(a)                                                       6,460                21,899
Microsemi Corp.(a)                                                   5,470               126,412
MKS Instruments, Inc.(a)                                             2,680                72,226
Pericom Semiconductor Corp.(a)                                       2,720                27,227
Photronics, Inc.(a)                                                  3,690                55,535
Rudolph Technologies, Inc.(a)                                        2,280                39,376
Skyworks Solutions, Inc.(a)                                         13,800                95,082
Standard Microsystems Corp.(a)                                       1,830                58,670
Supertex, Inc.(a)                                                    1,110                36,353
Ultratech, Inc.(a)                                                   2,160                29,916
Varian Semiconductor Equipment Associates, Inc.(a)                   4,295               285,016
Veeco Instruments, Inc.(a)                                           2,450                44,786
                                                                                     -----------
                                                                                       1,706,864
                                                                                     -----------
SOFTWARE (3.2%)
ANSYS, Inc.(a)                                                       2,930               150,016
Blackbaud, Inc.                                                      3,170                69,994
Captaris, Inc.(a)                                                    3,060                18,482
Catapult Communications Corp.(a)                                     1,080                10,670
Epicor Software Corp.(a)                                             4,730                68,585
EPIQ Systems, Inc.(a)                                                1,190                28,120
FactSet Research Systems, Inc.                                       2,930               180,224
JDA Software Group, Inc.(a)                                          2,680                47,704
Kronos, Inc.(a)                                                      2,570               140,245
Manhattan Associates, Inc.(a)                                        2,310                66,805
MICROS Systems, Inc.(a)                                              3,090               169,332
Napster, Inc.(a)                                                     4,650                18,879
Phoenix Technologies Ltd. (a)                                        2,470                17,735
Progress Software Corp.(a)                                           3,510               105,756
Radiant Systems, Inc.(a)                                             2,010                27,055
Secure Computing Corp.(a)                                            4,590                37,179
Sonic Solutions (a)                                                  2,190                28,536
SPSS, Inc.(a)                                                        1,440                52,790
THQ, Inc.(a)                                                         5,080               169,520
                                                                                     -----------
                                                                                       1,407,627
                                                                                     -----------
SPECIALTY RETAIL (4.3%)
Aaron Rents, Inc.                                                    3,810               108,090
Cato Corp.                                                           2,710                58,563
Children's Place Retail Stores, Inc.(a)                              1,820                96,223
Christopher & Banks Corp.                                            3,110                53,834
Cost Plus, Inc.(a)                                                   1,850                18,037
CPI Corp.                                                              450                25,879
Finish Line, Inc., Class A                                           3,890                51,309
Genesco, Inc.(a)                                                     1,760                89,197
Group 1 Automotive, Inc.                                             1,840                75,440
Guitar Center, Inc.(a)                                               2,190               101,397
Gymboree Corp.(a)                                                    2,520                96,213
Haverty Furniture Cos., Inc.                                         1,930                24,627
Hot Topic, Inc.(a)                                                   4,040                45,612
Jo-Ann Stores, Inc.(a)                                               1,860                55,707
Jos. A. Bank Clothiers, Inc.(a)                                      1,312                50,696
Men's Wearhouse, Inc.                                                4,100               177,407
Midas Group, Inc.(a)                                                 1,240                27,094
Movado Group, Inc.                                                   1,480                48,722
Sonic Automotive, Inc., Class A                                      2,450                70,045
Stage Stores, Inc.                                                   3,352                73,912
Stein Mart, Inc.                                                     2,560                41,728
The Dress Barn, Inc.(a)                                              3,780                75,260
The Pep Boys - Manny, Moe & Jack                                     4,570                85,230
Tractor Supply Co. (a)                                               2,670               138,146
Tween Brands, Inc.(a)                                                2,580               101,033
Zale Corp.(a)                                                        3,890               108,570
                                                                                     -----------
                                                                                       1,897,971
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
TEXTILES APPAREL & LUXURY GOODS (2.3%)
Ashworth, Inc.(a)                                                    1,380           $    11,440
Brown Shoe Company, Inc.                                             3,375                91,058
Crocs, Inc.(a)                                                       2,560               143,053
Deckers Outdoor Corp.(a)                                               900                68,157
Fossil, Inc.(a)                                                      3,720               104,792
K-Swiss, Inc, Class A                                                2,200                63,536
Kellwood Co.                                                         2,200                61,996
Oxford Industries, Inc.                                              1,240                57,561
Quiksilver, Inc.(a)                                                  9,880               131,404
Skechers U.S.A., Inc., Class A(a)                                    2,080                65,312
Stride Rite Corp.                                                    3,480                49,068
UniFirst Corp.                                                         940                39,555
Wolverine World Wide, Inc.                                           4,530               129,467
                                                                                     -----------
                                                                                       1,016,399
                                                                                     -----------
THRIFTS & MORTGAGE FINANCE (1.6%)
Anchor BanCorp of Wisconsin, Inc.                                    1,630                43,880
Bank Mutual Corp.                                                    3,550                41,854
BankAtlantic Bancorp, Inc., Class A                                  4,470                43,091
BankUnited Financial Corp., Class A                                  2,650                57,372
Brookline Bancorp, Inc.                                              5,960                71,043
Corus Bankshares, Inc.                                               1,930                32,443
Dime Community Bancshares, Inc.                                      2,650                35,272
Downey Financial Corp.                                               1,440                96,408
FirstFed Financial Corp.(a)                                          1,260                77,465
Flagstar Bancorp, Inc.                                               3,430                40,474
Franklin Bank Corp.(a)                                               1,980                30,888
Fremont General Corp.                                                5,490                41,449
MAF Bancorp, Inc.                                                    2,240                89,936
Triad Guaranty, Inc.(a)                                                750                33,158
                                                                                     -----------
                                                                                         734,733
                                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Lawson Products, Inc.                                                  410                14,657
Watsco, Inc.                                                         1,980               105,277
                                                                                     -----------
                                                                                         119,934
                                                                                     -----------
WATER UTILITIES (0.1%)
American States Water Co.                                            1,610                57,380
                                                                                     -----------
TOTAL COMMON STOCKS
   (COST $38,221,629)                                                                 44,000,231
                                                                                     -----------
SHORT-TERM INVESTMENTS (1.0%)
AIM Short Term Prime Money Market, 5.24%(b)                         19,743                19,743
Fifth Third Institutional Government
   Money Market Fund, 4.98%(b)                                     452,161               452,161
                                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $471,904)                                                                       471,904
                                                                                     -----------
   TOTAL INVESTMENTS
      (COST $38,693,533) 99.5%                                                        44,472,135
   OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%                                            217,878
                                                                                     -----------
   NET ASSETS 100.0%                                                                 $44,690,013
                                                                                     ===========

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of April 30, 2007. ADR - American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
COMMON STOCKS (98.2%)

AEROSPACE & DEFENSE (0.1%)
Empresa Brasileira de Aeronautica SA, ADR                              500           $    23,455
                                                                                     -----------
AIR FREIGHT & LOGISTICS (0.2%)
TNT NV, ADR                                                          1,620                73,127
                                                                                     -----------
AIRLINES (0.4%)
Air France-KLM, ADR                                                    610                31,043
British Airways PLC, ADR(a)                                            280                28,330
Ryanair Holdings PLC, Sponsored ADR(a)                               1,100                51,337
                                                                                     -----------
                                                                                         110,710
                                                                                     -----------
AUTO COMPONENTS (0.1%)
Magna International, Inc., Class A                                     550                43,533
                                                                                     -----------
AUTOMOBILES (4.3%)
DaimlerChrysler AG                                                   4,040               325,260
Fiat S.p.A., Sponsored ADR(a)                                        2,660                78,284
Honda Motor Co. Ltd., Sponsored ADR                                  6,050               208,302
Nissan Motor Co. Ltd., Sponsored ADR                                 3,800                76,608
Toyota Motor Corp., Sponsored ADR                                    5,460               662,953
                                                                                     -----------
                                                                                       1,351,407
                                                                                     -----------
BEVERAGES (0.0%)
Cott Corp.(a)                                                          300                 4,857
                                                                                     -----------
CAPITAL MARKETS (4.6%)
Amvescap PLC, Sponsored ADR                                          1,510                35,802
Credit Suisse Group, Sponsored ADR                                   4,870               382,295
Deutsche Bank AG, Registered                                         2,140               328,597
Nomura Holdings, Inc., ADR                                           7,340               141,368
UBS AG, ADR                                                          8,410               545,809
                                                                                     -----------
                                                                                       1,433,871
                                                                                     -----------
CHEMICALS (2.7%)
Agrium, Inc.                                                           530                20,527
Akzo Nobel NV, Sponsored ADR                                         1,230                97,908
BASF AG, Sponsored ADR                                               2,090               248,313
Bayer AG, Sponsored ADR                                              3,080               210,611
Ciba Specialty Chemicals AG, ADR                                       640                21,280
Imperial Chemical Industries PLC, Sponsored ADR                      1,190                50,539
NOVA Chemicals Corp.                                                   370                12,254
Potash Corp. of Saskatchewan, Inc.                                     420                75,398
Sociedad Quimica y Minera de Chile SA, Sponsored ADR                   100                15,762
Syngenta AG, ADR                                                     2,070                82,179
                                                                                     -----------
                                                                                         834,771
                                                                                     -----------
COMMERCIAL BANKS (17.8%)
ABN AMRO Holding NV, Sponsored ADR                                   7,440               360,468
Allied Irish Banks PLC, Sponsored ADR                                1,900               115,311
Australia & New Zealand Banking Group Ltd., Sponsored ADR            1,610               203,907
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR                   13,510               323,429
Banco Bradesco SA, Sponsored ADR                                     4,470                94,853
Banco de Chile, ADR                                                    233                11,671
Banco Itau Holding Financeira SA, ADR                                2,270                87,577
Banco Santander Central Hispano SA, Sponsored ADR                   23,630               418,015
Banco Santander Chile SA, ADR                                          290                14,326
Bank of Ireland, Sponsored ADR                                       1,130                97,869
Bank of Montreal                                                     2,220               139,150
Bank of Nova Scotia                                                  4,070               196,093
Barclays PLC, Sponsored ADR                                          6,580               381,903
Canadian Imperial Bank of Commerce                                   1,540               136,182
Grupo Financiero Galicia SA, ADR(a)                                    200                 2,084
HSBC Holdings PLC, Sponsored ADR                                     9,240               853,406
Kookmin Bank, Sponsored ADR                                          1,370               123,053
Lloyds TSB Group PLC, Sponsored ADR                                  5,720               266,666
Mitsubishi UFJ Financial Group, Inc., ADR                           36,680               383,306
Mizuho Financial Group, Inc., ADR(a)                                21,060               256,090
National Australia Bank Ltd., Sponsored ADR                          1,410               250,698
National Bank of Greece SA, ADR                                      6,200                70,804
Royal Bank of Canada                                                 5,170               269,150
Shinhan Financial Group Co. Ltd., ADR                                  680                76,269
The Toronto - Dominion Bank                                          3,030               185,194
Unibanco-Unico de Bancos Brasileiros SA, ADR                           470                45,618
Westpac Banking Corp., Sponsored ADR                                 1,620               180,306
                                                                                     -----------
                                                                                       5,543,398
                                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Adecco SA, ADR                                                       1,860                31,824
Corporate Express, Sponsored ADR                                       580                 7,813
                                                                                     -----------
                                                                                          39,637
                                                                                     -----------
COMMUNICATIONS EQUIPMENT (2.6%)
Alcatel SA, Sponsored ADR                                            8,590               113,818
Nokia Oyj, Sponsored ADR(a)                                         15,870               400,717
Research in Motion Ltd.(a)                                             620                81,580
Telefonektiebolaget LM Ericsson, Sponsored ADR                       5,830               222,531
                                                                                     -----------
                                                                                         818,646
                                                                                     -----------
COMPUTERS & PERIPHERALS (0.1%)
NEC Corp., Sponsored ADR                                             6,280                33,535
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
CONSTRUCTION MATERIALS (1.3%)
Cemex SA de CV, Sponsored ADR                                        2,680           $    87,100
CRH PLC, Sponsored ADR                                               2,120                94,721
Hanson PLC, Sponsored ADR                                              620                52,626
Lafarge SA, Sponsored ADR                                            2,670               108,509
Rinker Group Ltd., ADR                                                 730                56,451
                                                                                     -----------
                                                                                         399,407
                                                                                     -----------
CONSUMER FINANCE (0.3%)
Orix Corp., Sponsored ADR(a)                                           770               104,166
                                                                                     -----------
CONTAINERS & PACKAGING (0.2%)
Amcor Ltd., Sponsored ADR                                              910                22,504
Rexam PLC, Sponsored ADR                                               600                31,818
                                                                                     -----------
                                                                                          54,322
                                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
ING Groep NV, Sponsored ADR                                          8,860               404,105
                                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.5%)
BCE, Inc.                                                            3,356               113,260
Brasil Telecom Participacoes SA, ADR                                   220                11,667
BT Group PLC, Sponsored ADR                                          3,370               212,141
Chunghwa Telecom Co. Ltd., ADR                                       1,811                36,039
Compania de Telecomunicaciones de Chile SA, Sponsored ADR              590                 5,345
France Telecom SA, Sponsored ADR                                     6,990               204,597
Hellenic Telecommunications Organization SA, ADR(a)                  2,270                33,256
Koninklijke Royal KPN NV, Sponsored ADR                              7,170               122,033
Nippon Telegraph & Telephone Corp., ADR                              8,200               204,098
Nortel Networks Corp.(a)                                             1,668                38,164
Portugal Telecom SGPS SA, Sponsored ADR                              4,250                60,563
Swisscom AG, Sponsored ADR                                           1,420                49,970
Tele Norte Leste Participacoes SA, ADR                                 930                15,224
Telecom Corp. of New Zealand Ltd., Sponsored ADR                       580                16,472
Telecom Italia S.p.A., Sponsored ADR                                 4,390               131,480
Telefonica SA, Sponsored ADR                                         6,600               446,490
Telefonos de Mexico SA de CV, Sponsored ADR                          1,570                53,600
Telekom Austria AG ADR                                                 920                52,578
Telenor ASA, ADR                                                     1,070                60,209
Telstra Corp. Ltd., ADR                                              4,540                86,714
Telus Corp. ADR                                                      1,430                77,577
                                                                                     -----------
                                                                                       2,031,477
                                                                                     -----------
ELECTRIC UTILITIES (3.0%)
Companhia Energetica de Minas Gervais, Sponsored ADR                   460                23,860
E.ON AG, Sponsored ADR                                               8,330               417,583
EDP-Energias De Portugal SA, Sponsored ADR(a)                        1,240                69,316
Endesa, S.A., Sponsored ADR                                          3,500               191,170
Enel S.p.A., Sponsored ADR                                           3,680               209,429
Enersis SA, Sponsored ADR                                            1,140                21,591
                                                                                     -----------
                                                                                         932,949
                                                                                     -----------
ELECTRICAL EQUIPMENT (0.5%)
ABB Ltd., Sponsored ADR                                              8,240               164,470
                                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Celestica, Inc.(a)                                                     670                 4,549
Hitachi Ltd., Sponsored ADR                                          1,350               102,519
Kyocera Corp., Sponsored ADR                                           820                79,950
TDK Corp., ADR                                                         650                56,225
                                                                                     -----------
                                                                                         243,243
                                                                                     -----------
ENERGY EQUIPMENT & SERVICES (0.1%)
Tenaris SA, ADR                                                        880                40,797
                                                                                     -----------
FOOD & STAPLES RETAILING (0.3%)
Distribucion y Servicio D&S SA, ADR                                    300                 7,053
Koninklijke Ahold NV, Sponsored ADR(a)                               5,660                71,939
                                                                                     -----------
                                                                                          78,992
                                                                                     -----------
FOOD PRODUCTS (2.2%)
Cadbury Schweppes PLC, Sponsored ADR                                 2,310               122,545
Groupe Danone, Sponsored ADR                                         5,370               178,177
Unilever NV, NY Shares                                               6,870               209,535
Unilever PLC, Sponsored ADR                                          5,284               165,442
                                                                                     -----------
                                                                                         675,699
                                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Smith & Nephew PLC, Sponsored ADR                                      870                54,245
                                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Fresenius Medical Care AG & Co., ADR                                   880                44,079
                                                                                     -----------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Intercontinental Hotels Group PLC, ADR                               1,456                35,192
Sodexho Alliance SA, Sponsored ADR                                     500                39,600
                                                                                     -----------
                                                                                          74,792
                                                                                     -----------
HOUSEHOLD DURABLES (1.8%)
Koninklijke Royal Philips Electronics NV, NY Shares                  4,600               188,784
Matsushita Electric Industial Co. Ltd., Sponsored ADR                7,600               147,668
Sony Corp., Sponsored ADR                                            4,020               214,105
Thomson, Sponsored ADR                                               1,010                19,453
                                                                                     -----------
                                                                                         570,010
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Companhia Paranaense de Energia-Copel, Sponsored ADR                   330           $     4,059
Empresa Nacional de Electricidad SA, Sponsored ADR                     640                31,059
International Power PLC, ADR                                           660                58,265
                                                                                     -----------
                                                                                          93,383
                                                                                     -----------
INDUSTRIAL CONGLOMERATES (1.5%)
Siemens AG, Sponsored ADR                                            3,610               436,701
Tomkins PLC, Sponsored ADR                                             830                17,671
                                                                                     -----------
                                                                                         454,372
                                                                                     -----------
INSURANCE (4.6%)
Aegon NV, NY Registered Shares                                       4,720                97,610
Allianz AG, ADR                                                     16,650               369,963
Axa, ADR                                                             7,310               336,698
Manulife Financial Corp.                                             6,350               229,298
Millea Holdings, Inc., ADR                                           3,305               122,120
Prudential PLC, ADR                                                  4,790               143,748
Sun Life Financial, Inc.                                             2,580               122,163
                                                                                     -----------
                                                                                       1,421,600
                                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
FUJIFILM Holdings Corp., ADR                                         2,190                89,549
                                                                                     -----------
LIFE SCIENCES TOOLS AND SERVICES (0.1%)
MDS, Inc.                                                              850                16,142
                                                                                     -----------
MACHINERY (0.5%)
Kubota Corp., Sponsored ADR                                            840                40,236
Metso Corp., Sponsored ADR                                             500                27,630
Volvo AB, Sponsored ADR                                                980                95,325
                                                                                     -----------
                                                                                         163,191
                                                                                     -----------
MEDIA (1.8%)
British Sky Broadcasting Group PLC, Sponsored ADR                    1,350                62,275
Grupo Televisa SA, Sponsored ADR                                     1,440                40,392
Pearson PLC, Sponsored ADR                                           3,110                53,057
Publicis Groupe, ADR                                                   720                34,272
Reed Elsevier NV, Sponsored ADR                                      1,780                66,999
Reed Elsevier PLC, Sponsored ADR                                     1,550                78,337
Reuters Group PLC, Sponsored ADR                                       960                54,989
Shaw Communications, Inc., Class B                                     880                34,100
The Thompson Corp.                                                   1,340                59,027
WPP Group PLC, Sponsored ADR                                         1,150                85,399
                                                                                     -----------
                                                                                         568,847
                                                                                     -----------
METALS & MINING (6.4%)
Agnico-Eagle Mines Ltd.                                                490                17,287
Alcan, Inc.                                                          1,460                85,950
Alumina Ltd., Sponsored ADR                                            970                22,873
Anglo American PLC, Unsponsored ADR                                 11,320               298,735
Barrick Gold Corp.                                                   3,450                96,979
BHP Billiton Ltd., Sponsored ADR                                     6,780               331,135
BHP Billiton PLC, ADR                                                4,530               206,024
Cameco Corp.                                                         1,380                64,336
Companhia Siderurgica Nacional SA, Sponsored ADR                       560                24,086
Companhia Vale do Rio Doce, ADR                                      2,960               120,206
Compania Vale do Rio Doce, Sponsored ADR                             3,430               117,272
Fording Canadian Coal Trust                                            520                12,501
Gerdau SA, Sponsored ADR                                             1,045                20,931
Goldcorp, Inc.                                                       2,717                66,132
IPSCO, Inc.                                                            180                26,613
Kinross Gold Corp.(a)                                                1,840                24,527
Lundin Mining Corp.(a)                                                 930                11,439
Novelis, Inc.                                                          250                11,152
POSCO, ADR                                                           1,210               126,735
Rio Tinto PLC, Sponsored ADR                                         1,010               246,440
Teck Comino Ltd., Class B                                              830                63,105
Yamana Gold, Inc.                                                      880                12,294
                                                                                     -----------
                                                                                       2,006,752
                                                                                     -----------
MULTI-UTILITIES (2.2%)
National Grid PLC, Sponsored ADR                                     2,430               191,411
Suez SA, ADR(a)                                                      5,110               291,781
Transalta Corp., ADR                                                 1,050                24,843
United Utilities PLC, ADR                                            2,210                66,322
Veoilia Environnement, ADR                                           1,380               113,836
                                                                                     -----------
                                                                                         688,193
                                                                                     -----------
OFFICE ELECTRONICS (0.9%)
Canon, Inc., Sponsored ADR                                           4,920               276,504
                                                                                     -----------
OIL, GAS & CONSUMABLE FUELS (14.3%)
BG Group PLC, Sponsored ADR                                          2,880               207,158
BP PLC, Sponsored ADR                                               12,800               861,696
Canadian Natural Resources Ltd.                                      2,110               125,777
CNOOC Ltd., ADR                                                        780                66,745
Enbridge, Inc.                                                       1,620                53,460
EnCana Corp.                                                         3,050               159,972
ENI S.p.A., Sponsored ADR                                            5,070               335,837
Imperial Oil Ltd.                                                    1,160                44,115
Nexen, Inc.                                                          1,050                62,590
Norsk Hydro ASA, Sponsored ADR                                       2,720                93,976

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                    SHARES              VALUE
                                                                    ------             -------
Penn West Energy Trust                                                 840           $    25,158
Petro-Canada                                                         1,990                88,217
Petrobras Energia Paticipaciones SA, Sponsored ADR(a)                  350                 3,717
PetroChina Co., Ltd., ADR                                              790                88,591
Petroleo Brasileiro SA, ADR                                          1,570               140,075
Repsol YPF SA, Sponsored ADR                                         3,710               121,985
Royal Dutch Shell PLC, ADR                                           7,310               506,948
Royal Dutch Shell PLC, ADR                                           5,500               388,905
Santos Ltd., Sponsored ADR                                             580                21,727
Statoil ASA, Sponsored ADR                                           2,410                67,649
Suncor Energy, Inc.                                                  1,860               149,730
Talisman Energy, Inc.                                                3,790                72,010
Total SA, Sponsored ADR                                              9,530               702,266
TransCanada Corp.                                                    2,340                83,655
                                                                                     -----------
                                                                                       4,471,959
                                                                                     -----------
PAPER & FOREST PRODUCTS (0.3%)
Aracruz Celulose SA, Sponsored ADR                                     230                12,648
Stora Enso Oyj, Sponsored ADR                                        2,170                39,668
UPM-Kymmene Oyj, Sponsored ADR                                       2,020                49,833
                                                                                     -----------
                                                                                         102,149
                                                                                     -----------
PHARMACEUTICALS (5.9%)
Altana AG, ADR                                                         520                39,068
AstraZeneca PLC, Sponsored ADR                                       6,220               337,808
Biovail Corp.                                                          710                17,317
Elan Corp. PLC, Sponsored ADR(a)                                     1,800                24,984
GlaxoSmithKline PLC, ADR                                            11,720               677,181
Novartis AG, ADR                                                    11,130               646,542
NovoNordisk A/S, Sponsored ADR                                         940                92,505
                                                                                     -----------
                                                                                       1,835,405
                                                                                     -----------
REAL ESTATE MANAGEMENT AND DEVELOPMENT (0.3%)
Brookfield Asset Management, Inc., Class A                           1,375                79,956
                                                                                     -----------
ROAD & RAIL (0.5%)
Canadian National Railway Co.                                        2,060               103,495
Canadian Pacific Railway Ltd.                                          710                45,099
                                                                                     -----------
                                                                                         148,594
                                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
ADVANTEST Corp., ADR                                                   795                35,393
ARM Holdings PLC, Sponsored ADR                                      1,340                10,693
ASML Holding NV, NY Registered Shares (a)                            1,860                50,685
Infineon Technologies AG, ADR(a)                                     2,560                39,757
STMicroelectronics NV, NY Shares                                     2,440                47,483
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR          14,906               157,109
United Microelectronics Corp., ADR                                  10,991                36,050
                                                                                     -----------
                                                                                         377,170
                                                                                     -----------
SOFTWARE (0.7%)
Cognos, Inc.(a)                                                        450                19,400
Dassault Systemes SA, ADR                                              380                22,572
SAP AG, ADR                                                          3,550               170,400
                                                                                     -----------
                                                                                         212,372
                                                                                     -----------
TEXTILES APPAREL & LUXURY GOODS (0.1%)
Luxottica Group S.p.A., Sponsored ADR                                  830                28,751
                                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Bunzl PLC, Sponsored ADR                                               410                29,684
Mitsui & Co. Ltd., Sponsored ADR                                       317               115,293
Wolseley PLC, ADR                                                    2,550                62,041
                                                                                     -----------
                                                                                         207,018
                                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
America Movil SA, ADR, Series L                                      3,380               177,551
China Mobile Ltd., Sponsored ADR                                     4,000               180,040
NTT DoCoMo, Inc., Sponsored ADR                                      6,340               107,843
Rogers Communications, Inc., Class B                                 2,160                82,426
SK Telecom Co. Ltd., ADR                                             1,520                37,742
Vodafone Group PLC, Sponsored ADR                                   20,943               601,692
                                                                                     -----------
                                                                                       1,187,294
                                                                                     -----------
TOTAL COMMON STOCKS
   (COST $25,802,686)                                                                 30,612,901
                                                                                     -----------
SHORT-TERM INVESTMENT (1.5%)
SSgA U.S. Government Money Market Fund, 5.16%(b)                   459,042               459,042
                                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $459,042)                                                                       459,042
                                                                                     -----------
   TOTAL INVESTMENTS
      (COST $26,261,728) 99.7%                                                        31,071,943
   OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%                                            107,978
                                                                                     -----------
   NET ASSETS 100.0%                                                                 $31,179,921
                                                                                     ===========

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of April 30, 2007. ADR - American Depositary Receipt
PLC - Public Limited Company

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
CORPORATE BONDS (29.3%)

ASSET BACKED MORTGAGES (1.9%)
American Business Financial Services Mortgage Loan Trust, 6.99%, 12/25/31                      $  423,656       $     431,146
Citigroup Mortgage Loan Trust, Inc., 5.55%, 8/25/35                                             1,000,000             996,422
Countrywide Asset-Backed Certificates, 6.05%, 5/25/36                                             500,000             509,523
                                                                                                                -------------
                                                                                                                    1,937,091
                                                                                                                -------------

AUTO MANUFACTURERS (0.5%)
DaimlerChrysler NA Holding Corp., 7.20%, 9/1/09                                                   500,000             520,577
                                                                                                                -------------

BROKERAGE SERVICES (0.7%)
Jeffries Group, Inc., 7.75%, 3/15/12                                                              715,000             780,618
                                                                                                                -------------

CAPITAL MARKETS (3.5%)
Bear Stearns Co., Inc., 4.50%, 10/28/10                                                           500,000             490,210
Goldman Sachs Group, Inc., 4.75%, 7/15/13                                                         500,000             484,392
Lehman Brothers Holdings, Inc. 3.11%, 11/1/14(a)                                                  500,000             429,215
Lehman Brothers Holdings, Inc. 3.11%, 2/9/17(a)                                                 1,000,000             823,050
Merrill Lynch & Co. 3.24%, 3/2/09(a)                                                            1,000,000             963,660
Merrill Lynch & Co. 3.11%, 2/10/11(a)                                                             550,000             512,754
                                                                                                                -------------
                                                                                                                    3,703,281
                                                                                                                -------------

COMMERCIAL BANKS (4.7%)
Bank of America Corp. 7.23%, 8/15/12                                                              500,000             540,981
Bank of America Corp. 4.88%, 9/15/12                                                              500,000             494,243
Bank One Capital III, 8.75%, 9/1/30                                                               500,000             658,039
Bank One Corp., 5.25%, 1/30/13                                                                    500,000             500,759
Chase Manhattan Corp., 7.00%, 11/15/09                                                          1,006,000           1,050,422
Southtrust Bank NA, 7.69%, 5/15/25                                                              1,000,000           1,205,318
Wells Fargo & Co., 4.95%, 10/16/13                                                                500,000             493,075
                                                                                                                -------------
                                                                                                                    4,942,837
                                                                                                                -------------

CONSULTING SERVICES (1.0%)
Science Applications International Corp., 7.13%, 7/1/32                                         1,000,000           1,076,351
                                                                                                                -------------

CONSUMER STAPLES (0.5%)
Safeway, Inc., 4.95%, 8/16/10                                                                     500,000             494,487
                                                                                                                -------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Citigroup, Inc., 4.88%, 5/7/15                                                                    500,000             483,641
                                                                                                                -------------

FINANCIAL SERVICES (2.3%)
Boeing Capital Corp., 5.80%, 1/15/13                                                              500,000             516,795
Countrywide Home Loan, Inc., 4.00%, 3/22/11                                                       500,000             474,843
SLM Corp. 3.28%, 3/2/09(a)                                                                        500,000             475,060

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
SLM Corp. 5.00%, 6/15/18, Callable 6/15/08 @ 100                                               $  500,000       $     414,095
Toyota Motor Credit Corp., 4.33%, 2/5/16(a)                                                       500,000             475,765
                                                                                                                -------------
                                                                                                                    2,356,558
                                                                                                                -------------

FORESTRY (0.6%)
Louisiana Pacific Corp., 8.88%, 8/15/10                                                           125,000             136,577
Weyerhaeuser Co., 5.95%, 11/1/08                                                                  500,000             504,344
                                                                                                                -------------
                                                                                                                      640,921
                                                                                                                -------------

INSURANCE (1.5%)
Allstate Corp., 5.00%, 8/15/14                                                                    500,000             490,662
GE Global Insurance Holding Corp., 6.45%, 3/1/19                                                1,000,000           1,067,784
                                                                                                                -------------
                                                                                                                    1,558,446
                                                                                                                -------------

MORTGAGE BACKED SECURITIES -- FINANCIAL SERVICES (5.1%)
Bear Stearns Alt-A Trust, 6.48%, 7/25/36                                                        1,081,873           1,106,022
Opteum Mortgate Acceptance Corp., 5.85%, 12/25/35                                               1,000,000             987,708
Wells Fargo Mortgage Backed Securities 4.45%, 10/25/33(a)                                       1,550,347           1,511,653
Wells Fargo Mortgage Backed Securities 5.50%, 2/25/37                                           1,719,000           1,666,721
                                                                                                                -------------
                                                                                                                    5,272,104
                                                                                                                -------------

MORTGAGE BACKED SECURITIES -- RELIGIOUS ORGANIZATIONS (2.6%)
Abyssinia Missionary Baptist Church Ministries, Inc. 6.70%, 9/15/11, Callable 6/15/07 @ 100(b)     83,000              82,576
Abyssinia Missionary Baptist Church Ministries, Inc. 6.80%, 3/15/12, Callable 6/15/07 @ 100(b)     57,000              56,709
Abyssinia Missionary Baptist Church Ministries, Inc. 6.90%, 9/15/12, Callable 6/15/07 @ 100(b)     89,000              88,939
Abyssinia Missionary Baptist Church Ministries, Inc. 7.30%, 9/15/14, Callable 6/15/07 @ 100(b)     73,000              73,036
Abyssinia Missionary Baptist Church Ministries, Inc. 7.40%, 3/15/15, Callable 6/15/07 @ 100(b)    106,000             106,080
Abyssinia Missionary Baptist Church Ministries, Inc. 7.50%, 9/15/15, Callable 6/15/07 @ 100(b)     63,000              63,063
Abyssinia Missionary Baptist Church Ministries, Inc. 7.50%, 3/15/16, Callable 6/15/07 @ 100(b)     90,000              90,114
Abyssinia Missionary Baptist Church Ministries, Inc. 7.50%, 9/15/16, Callable 6/15/07 @ 100(b)     63,000              62,677
Bethel Baptist Institutional Church, Inc. 7.60%, 1/21/15, Callable 7/21/07 @ 100(b)               152,000             152,089
Bethel Baptist Institutional Church, Inc. 7.70%, 7/21/15, Callable 7/12/07 @ 100(b)               101,000             100,477
Bethel Baptist Institutional Church, Inc. 7.80%, 7/21/16, Callable 7/12/07 @ 100(b)               203,000             201,948
Bethel Baptist Institutional Church, Inc. 7.80%, 1/21/17, Callable 7/12/07 @ 100(b)               212,000             210,901
Bethel Baptist Institutional Church, Inc. 7.80%, 7/21/17, Callable 7/12/07 @ 100(b)                46,000              45,762
Bethel Baptist Institutional Church, Inc. 7.80%, 7/21/20, Callable 7/12/07 @ 100(b)                86,000              85,554
City View Christian Fellowship, 7.20%, 9/15/15, Callable 6/15/07 @ 100(b)                          57,000              57,062
Metropolitan Baptist Church 7.90%, 7/12/13, Callable 7/12/07 @ 100(b)                              29,000              28,435
Metropolitan Baptist Church 8.00%, 1/12/14, Callable 7/12/07 @ 100(b)                              71,000              69,914
Metropolitan Baptist Church 8.10%, 7/12/14, Callable 7/12/07 @ 100(b)                              74,000              73,221
Metropolitan Baptist Church 8.40%, 7/12/16, Callable 7/12/07 @ 100(b)                              87,000              86,547
Metropolitan Baptist Church 8.40%, 1/12/17, Callable 7/12/07 @ 100(b)                              90,000              89,531
Metropolitan Baptist Church 8.40%, 7/12/18, Callable 7/12/07 @ 100(b)                              23,000              22,880
Metropolitan Baptist Church 8.40%, 7/12/20, Callable 7/12/07 @ 100(b)                             121,000             120,370
New Life Anointed Ministries International, Inc. 7.40%, 12/21/11(b)                                44,000              43,774
New Life Anointed Ministries International, Inc. 7.80%, 12/21/17(b)                               111,000             110,428
New Life Anointed Ministries International, Inc. 7.80%, 6/21/18(b)                                147,000             146,243
New Life Anointed Ministries International, Inc. 7.80%, 12/21/18(b)                               152,000             151,217

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
New Life Anointed Ministries International, Inc. 7.80%, 6/21/19(b)                             $  158,000       $     157,186
New Life Anointed Ministries International, Inc. 7.80%, 12/21/19(b)                               165,000             164,150
                                                                                                                -------------
                                                                                                                    2,740,883
                                                                                                                -------------

OIL & GAS -- INTEGRATED (0.5%)
Phillips Petroleum Co., 6.65%, 7/15/18                                                            500,000             549,312
                                                                                                                -------------

PHARMACEUTICALS (0.5%)
Eli Lilly & Co., 6.00%, 3/15/12                                                                   500,000             523,111
                                                                                                                -------------

RETAIL (0.5%)
AutoZone, Inc., 4.75%, 11/15/10                                                                   500,000             490,562
                                                                                                                -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Applied Materials, Inc., 7.13%, 10/15/17                                                          500,000             550,816
                                                                                                                -------------

TRANSPORTATION (0.5%)
Union Pacific Corp., 3.63%, 6/1/10                                                                500,000             476,439
                                                                                                                -------------

UTILITIES-ELECTRIC & GAS (0.5%)
Duke Energy Corp., 6.25%, 1/15/12                                                                 500,000             522,316
                                                                                                                -------------

UTILITIES-TELECOMMUNICATIONS (0.9%)
BellSouth Corp., 6.00%, 11/15/34                                                                  500,000             488,536
Verizon New England, Inc., 4.75%, 10/1/13                                                         500,000             476,569
                                                                                                                -------------
                                                                                                                      965,105
                                                                                                                -------------
TOTAL CORPORATE BONDS (COST $31,381,856)                                                                           30,585,456
                                                                                                                -------------

MEDIUM TERM NOTES (3.8%)
Assemblies of God Loan Fund, Series D, 6.00%, 11/30/07(c)                                       4,000,000           4,000,000
                                                                                                                -------------
TOTAL MEDIUM TERM NOTES (COST $4,000,000)                                                                           4,000,000
                                                                                                                -------------

U.S. GOVERNMENT AGENCIES (17.3%)

FEDERAL FARM CREDIT BANK
5.34%, 3/24/15, Callable 3/24/08 @ 100                                                          3,000,000           2,968,899
                                                                                                                -------------

FEDERAL HOME LOAN BANK
4.50%, 9/30/08, Callable 6/30/07 @ 100                                                          2,000,000           1,985,562
3.00%, 10/15/08, Callable 7/15/07 @ 100                                                         1,000,000             984,306
3.50%, 7/15/11, Callable 7/15/07 @ 100                                                          1,000,000             975,501
4.00%, 12/19/11, Callable 6/19/07 @ 100                                                         4,365,000           4,206,158
5.75%, 7/7/25, Callable 5/7/07 @ 100                                                            1,000,000             979,582
                                                                                                                -------------
                                                                                                                    9,131,109
                                                                                                                -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
FEDERAL HOME LOAN MORTGAGE CORP.
4.00%, 5/28/08, Callable 5/28/07 @ 100                                                         $2,000,000       $   1,987,250
4.40%, 6/19/13, Callable 6/19/07 @ 100                                                          2,000,000           1,930,264
                                                                                                                -------------
                                                                                                                    3,917,514
                                                                                                                -------------

FEDERAL NATIONAL MORTGAGE ASSOC.
4.00%, 8/20/10, Callable 5/25/07 @ 100                                                            238,000             231,891
4.50%, 5/28/15, Callable 5/28/07 @ 100                                                          2,000,000           1,917,620
                                                                                                                -------------
                                                                                                                    2,149,511
                                                                                                                -------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $18,362,186)                                                                  18,167,033
                                                                                                                -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (32.6%)

FEDERAL HOME LOAN MORTGAGE CORP.
5.50%, 3/1/23                                                                                   1,783,021           1,776,964
5.00%, 5/15/25                                                                                    670,139             663,185
6.00%, 9/1/34                                                                                   1,726,201           1,744,943
4.55%, 1/1/35(a)                                                                                1,447,736           1,433,933
4.66%, 3/1/35(a)                                                                                2,945,095           2,876,851
5.21%, 8/1/35(a)                                                                                2,088,219           2,084,540
                                                                                                                -------------
                                                                                                                   10,580,416
                                                                                                                -------------

FEDERAL NATIONAL MORTGAGE ASSOC.
5.00%, 10/1/24                                                                                    911,136             889,152
5.00%, 1/1/30                                                                                   1,836,568           1,774,261
5.50%, 4/1/30                                                                                   2,154,643           2,130,699
5.50%, 6/1/34                                                                                   1,356,816           1,341,737
5.23%, 7/1/34(a)                                                                                  130,066             131,697
5.50%, 12/1/34                                                                                  1,556,159           1,538,866
5.00%, 1/1/35                                                                                   2,433,638           2,351,074
5.00%, 1/1/35                                                                                   1,668,527           1,611,921
5.50%, 2/1/35                                                                                      73,958              73,284
4.72%, 3/1/35(a)                                                                                  375,651             371,708
4.89%, 4/1/35(a)                                                                                2,448,778           2,406,614
4.50%, 5/1/35                                                                                   1,801,034           1,700,336
6.50%, 2/1/36                                                                                   1,592,489           1,628,029
5.50%, 5/1/36                                                                                   1,451,276           1,435,148
5.50%, 8/1/36                                                                                   1,105,664           1,093,376
5.50%, 9/1/36                                                                                   1,170,875           1,168,194
6.00%, 9/1/36                                                                                   1,963,566           1,978,830
                                                                                                                -------------
                                                                                                                   23,624,926
                                                                                                                -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $34,740,959)                                        34,205,342
                                                                                                                -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
U.S. TREASURY OBLIGATIONS (12.5%)

U.S. TREASURY BOND
6.00%, 2/15/26                                                                                 $1,500,000       $   1,703,086
                                                                                                                -------------

U.S. TREASURY NOTE
4.50%, 2/15/09                                                                                  3,000,000           2,991,327
4.75%, 2/15/10                                                                                  3,000,000           3,016,641
4.25%, 11/15/13                                                                                 4,000,000           3,933,592
4.63%, 11/15/16                                                                                 1,500,000           1,499,063
                                                                                                                -------------
                                                                                                                   11,440,623
                                                                                                                -------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $13,237,681)                                                                 13,143,709
                                                                                                                -------------

SHORT-TERM INVESTMENT (3.4%)
SSgA U.S. Government Money Market Fund, 5.16%(a)                                                3,583,653           3,583,653
                                                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,583,653)                                                                      3,583,653
                                                                                                                -------------

         TOTAL INVESTMENTS (COST $105,306,335) 98.9%                                                              103,685,193
         OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%                                                                 1,120,008
                                                                                                                -------------
         NET ASSETS 100.0%                                                                                      $ 104,805,201
                                                                                                                =============

(a) Variable rate security. Rate shown represents the rate as of April 30, 2007.
(b) The Issuer has the option to redeem the Bonds, on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market for these bonds.
(c) The Issuer has the right to redeem the notes at any time on 30 days prior written notice to the fund. The notes are generally considered to be illiquid due to the limited, if any, secondary market, and are manually priced by the Adviser based on the Funds' fair value policies and procedures adopted by the Board of Directors.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
CORPORATE BONDS (32.1%)

CAPITAL MARKETS (4.4%)
Goldman Sachs Group, Inc., 4.13%, 1/15/08                                                      $  500,000       $     496,016
Merrill Lynch & Co., 3.38%, 9/14/07                                                               500,000             496,253
                                                                                                                -------------
                                                                                                                      992,269
                                                                                                                -------------

COMMERCIAL BANKS (4.8%)
BB&T Corp., 7.25%, 6/15/07                                                                        325,000             325,666
National City Bank of Indiana, 4.88%, 7/20/07                                                     750,000             749,091
                                                                                                                -------------
                                                                                                                    1,074,757
                                                                                                                -------------

COMPUTERS & PERIPHERALS (2.2%)
IBM Corp., 3.80%, 2/1/08                                                                          500,000             494,708
                                                                                                                -------------

DIVERSIFIED FINANCIAL SERVICES (4.4%)
Bank of America Corp., 5.88%, 2/15/09                                                             500,000             507,024
General Electric Capital Corp., 3.50%, 5/1/08                                                     500,000             491,498
                                                                                                                -------------
                                                                                                                      998,522
                                                                                                                -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Verizon Global Funding Corp., 4.00%, 1/15/08                                                      425,000             421,228
                                                                                                                -------------

ELECTRIC UTILITIES (3.4%)
Union Electric Co., 6.75%, 5/1/08                                                                 750,000             756,433
                                                                                                                -------------

MACHINERY (5.5%)
Caterpillar Financial Service Corp., 3.10%, 5/15/07                                               500,000             499,601
John Deere Capital Corp., 3.75%, 1/13/09                                                          750,000             733,729
                                                                                                                -------------
                                                                                                                    1,233,330
                                                                                                                -------------

MORTGAGE BACKED SECURITIES -- FINANCIAL SERVICES (3.3%)
Countrywide Home Loan, 5.63%, 7/15/09                                                             750,000             753,290
                                                                                                                -------------

PHARMACEUTICALS (2.2%)
Abbott Laboratories, 3.50%, 2/17/09                                                               500,000             486,820
                                                                                                                -------------
TOTAL CORPORATE BONDS (COST $7,218,788)                                                                             7,211,357
                                                                                                                -------------

MEDIUM TERM NOTES (2.2%)
Assemblies of God Loan Fund, Series D, 6.00%, 11/30/07(b)                                         500,000             500,000
                                                                                                                -------------
TOTAL MEDIUM TERM NOTES (COST $500,000)                                                                               500,000
                                                                                                                -------------

U.S. GOVERNMENT AGENCIES (29.7%)

FEDERAL FARM CREDIT BANK
3.30%, 3/17/09                                                                                  1,000,000             971,925
                                                                                                                -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - APRIL 30, 2007
                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT              VALUE
                                                                                                ---------            -----
FEDERAL HOME LOAN BANK
4.50%, 12/14/07                                                                                $1,000,000       $     995,492
4.75%, 3/14/08                                                                                  2,000,000           1,993,656
5.25%, 9/11/09                                                                                    700,000             706,590
                                                                                                                -------------
                                                                                                                    3,695,738
                                                                                                                -------------

FEDERAL NATIONAL MORTGAGE ASSOC.
6.63%, 10/15/07                                                                                 1,500,000           1,509,189
5.10%, 2/22/08                                                                                    500,000             499,694
                                                                                                                -------------
                                                                                                                    2,008,883
                                                                                                                -------------
TOTAL U.S. GOVERNMENT AGENCIES (COST $6,681,315)                                                                    6,676,546
                                                                                                                -------------

U.S. TREASURY OBLIGATIONS (30.4%)

U.S. TREASURY NOTES
4.50%, 2/15/09                                                                                  2,000,000           1,994,218
4.63%, 2/29/08                                                                                  2,350,000           2,342,840
4.88%, 5/15/09                                                                                  2,000,000           2,010,468
4.63%, 11/15/09                                                                                   500,000             500,801
                                                                                                                -------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $6,828,989)                                                                   6,848,327
                                                                                                                -------------

SHORT-TERM INVESTMENT (4.5%)
SSgA U.S. Government Money Market Fund, 5.16%(a)                                                1,015,820           1,015,820
                                                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,015,820)                                                                      1,015,820
                                                                                                                -------------

         TOTAL INVESTMENTS (COST $22,244,911) 98.9%                                                                22,252,050
         OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%                                                                   249,560
                                                                                                                -------------
         NET ASSETS 100.0%                                                                                      $  22,501,610
                                                                                                                =============

(a) Variable rate security. Rate shown represents the rate as of April 30, 2007.
(b) The Issuer has the right to redeem the notes at any time on 30 days prior written notice to the fund. The notes are generally considered to be illiquid due to the limited, if any, secondary market, and are manually priced by the Adviser based on the Funds' fair value policies and procedures adopted by the Board of Directors.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - APRIL 30, 2007

--------------------------------------------------------------------------------


                                                                                                                 DOMESTIC
                                                                                            MULTI-MANAGER         ALL-CAP
                                                                                             EQUITY FUND        EQUITY FUND
                                                                                            -------------       -----------
ASSETS:
  Investments, at market value (cost $138,186,812; $71,484,537; $38,693,533;
     $26,261,728; $105,306,335 and $22,244,911, respectively)                               $ 165,816,806       $  90,417,877
  Cash                                                                                              2,447             106,912
  Interest and dividends receivable                                                               114,230              64,969
  Receivable for capital shares issued                                                             17,149               5,043
  Receivable for investments sold                                                               1,425,549                   -
  Prepaid expenses and other assets                                                                52,135               5,618
                                                                                            -------------       -------------
     Total Assets                                                                             167,428,316          90,600,419
                                                                                            -------------       -------------
LIABILITIES:
  Payable for investments purchased                                                               620,216                   -
  Payable for capital shares redeemed                                                              24,363                  82
  Net payable for variation margin on futures contracts                                            88,447                   -
  Investment advisory fees                                                                         74,091              10,978
  Consulting fees                                                                                       -              10,882
  Administration fees                                                                              10,148               5,489
  Fund accounting fees                                                                              2,044               1,250
  Transfer agent fees                                                                                   -               4,095
  Custodian fees                                                                                   15,194               5,022
  Distribution fees                                                                                   115                 473
  Other                                                                                            34,368              36,259
                                                                                            -------------       -------------
    Total Liabilities                                                                             868,986              74,530
                                                                                            -------------       -------------
NET ASSETS                                                                                  $ 166,559,330       $  90,525,889
                                                                                            =============       =============

COMPOSITION OF NET ASSETS:
  Capital (par value and paid-in surplus)                                                   $ 127,885,498       $  69,902,213
  Undistributed net investment income                                                             149,677              73,050
  Accumulated net realized gain/(loss) on investment and futures transactions                  10,493,358           1,617,286
  Unrealized appreciation/(depreciation) on investments and futures contracts                  28,030,797          18,933,340
                                                                                            -------------       -------------
NET ASSETS                                                                                  $ 166,559,330       $  90,525,889
                                                                                            =============       =============

INDIVIDUAL CLASS
  Net Assets                                                                                $      90,064       $   2,163,836
  Shares authorized                                                                            20,000,000          20,000,000
  Shares issued and outstanding ($0.001 par value)                                                  8,392              67,211
  Net asset value, offering and redemption price per share                                  $       10.73       $       32.19

INSTITUTIONAL CLASS
  Net Assets                                                                                $ 166,469,266       $  88,362,053
  Shares authorized                                                                            20,000,000          20,000,000
  Shares issued and outstanding ($0.001 par value)                                             15,432,454           2,752,797
  Net asset value, offering and redemption price per share                                  $       10.79       $       32.10

(a) Due to rounding of shares outstanding, the Net Assets divided by shares outstanding does not equal the Net Asset Value per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 SHORT-TERM
 SMALL-CAP           INTERNATIONAL            SELECT               SELECT
EQUITY FUND           EQUITY FUND            BOND FUND            BOND FUND
-----------          -------------         ------------          -----------
$44,472,135          $  31,071,943         $103,685,193          $22,252,050
    274,008                  3,334               65,076                3,794
     22,887                119,980              967,516              251,691
        322                  1,598               13,540                   16
          -                      -              117,039                    -
     18,949                  9,443               21,694                7,355
-----------          -------------         ------------          -----------
 44,788,301             31,206,298          104,870,058           22,514,906
-----------          -------------         ------------          -----------

          -                      -                    -                    -
     44,284                      -                   38                    -
          -                      -                    -                    -
     18,448                  7,504               21,429                4,501
      2,992                  2,774               12,726                2,685
      2,767                  1,876                6,429                1,350
        531                      -                    -                  238
      3,483                  1,629                7,242                    -
      1,957                  1,019                    -                  443
      9,166                     77                  410                   33
     14,660                 11,498               16,583                4,046
-----------          -------------         ------------          -----------
     98,288                 26,377               64,857               13,296
-----------          -------------         ------------          -----------
$44,690,013          $  31,179,921         $104,805,201          $22,501,610
===========          =============         ============          ===========

$37,937,421          $  26,150,283         $107,456,118          $22,374,041
          -                113,016              525,841              130,254
    973,990                106,407           (1,555,616)              (9,824)
  5,778,602              4,810,215           (1,621,142)               7,139
-----------          -------------         ------------          -----------
$44,690,013          $  31,179,921         $104,805,201          $22,501,610
===========          =============         ============          ===========

$44,367,011          $      86,483         $  2,008,755          $    39,036
 12,499,900             20,000,000           20,000,000           19,000,000
  3,263,112                  2,896               82,500                1,565
$     13.60          $       29.87(a)      $      24.35          $     24.96(a)

$   323,002          $  31,093,438         $102,796,446          $22,462,574
 12,500,000             20,000,000           20,000,000           20,000,000
     23,700              1,039,212            4,230,569              894,815
$     13.63          $       29.92         $      24.30          $     25.10

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED APRIL 30, 2007

--------------------------------------------------------------------------------


                                                                                                    DOMESTIC
                                                                               MULTI-MANAGER         ALL-CAP
                                                                                EQUITY FUND        EQUITY FUND
                                                                               -------------       -----------
INVESTMENT INCOME:
  Interest                                                                     $     471,162       $         -
  Dividend                                                                         2,424,386         1,309,744
                                                                               -------------       -----------
     Total investment income                                                       2,895,548         1,309,744
                                                                               -------------       -----------

EXPENSES:
  Investment advisory fees                                                           935,619           125,926
  Consulting fees                                                                    139,527            73,285
  Administration fees                                                                127,461            62,963
  Distribution fees - Individual Class                                                   113             6,111
  Accounting fees                                                                    158,752           102,134
  Audit fees                                                                          41,341            32,142
  Custodian fees                                                                     104,418            44,173
  Registration and filing fees                                                         7,808            30,184
  Transfer agent fees                                                                 13,657            27,209
  Directors' retainer and meetings                                                    35,405            16,657
  Offering fees                                                                      109,516                 -
  Miscellaneous fees                                                                 118,770            54,957
                                                                               -------------       -----------
     Total Expenses                                                                1,792,387           575,741
                                                                               -------------       -----------

  Net investment income/(loss)                                                     1,103,161           734,003
                                                                               -------------       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
  Net realized gain on futures transactions                                          374,209                 -
  Net realized gain/(loss) from investment transactions                           13,461,938         4,540,079
  Net realized loss from foreign currency transactions                                     -                 -
  Net change in unrealized appreciation on futures contracts                         400,803                 -
  Net change in unrealized appreciation on investments                             1,693,316         3,390,736
                                                                               -------------       -----------
  Net realized and unrealized gain/(loss) on investments and futures              15,930,266         7,930,815
                                                                               -------------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $  17,033,427       $ 8,664,818
                                                                               =============       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 SHORT-TERM
 SMALL-CAP           INTERNATIONAL            SELECT               SELECT
EQUITY FUND           EQUITY FUND            BOND FUND            BOND FUND
-----------          -------------         ------------          -----------
$         -          $           -         $  5,094,789          $ 1,019,279
    398,470                695,337               44,401               17,365
-----------          -------------         ------------          -----------
    398,470                695,337            5,139,190            1,036,644
-----------          -------------         ------------          -----------

    216,143                 72,996              256,067               52,293
     36,535                 20,965               89,265               18,198
     32,469                 18,249               76,820               15,688
    108,048                     77                5,254                   33
     58,865                 31,213              100,037               25,873
      9,764                  3,863               25,729                4,172
     14,433                 18,392               13,381                8,658
     14,305                  9,637               31,926                9,675
    101,241                 17,073               38,498               14,463
      9,149                  3,381               19,514                3,749
          -                 30,548                    -               30,391
     47,089                 24,894               60,581               15,720
-----------          -------------         ------------          -----------
    648,041                251,288              717,072              198,913
-----------          -------------         ------------          -----------

   (249,571)               444,049            4,422,118              837,731
-----------          -------------         ------------          -----------

          -                      -                    -                    -
  2,142,287                179,642             (640,541)              (9,824)
          -                     (6)                   -                    -
          -                      -                    -                    -
  1,019,888              3,998,355            2,281,378               79,293
-----------          -------------         ------------          -----------
  3,162,175              4,177,991            1,640,837               69,469
-----------          -------------         ------------          -----------
$ 2,912,604          $   4,622,040         $  6,062,955          $   907,200
===========          =============         ============          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR         FOR THE PERIOD
                                                                                         ENDED                 ENDED
                                                                                    APRIL 30, 2007       APRIL 30, 2006(a)
                                                                                    --------------       -----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             $  1,103,161          $    356,612
   Net realized gain on investments                                                    13,461,938             4,996,783
   Net realized gain on futures                                                           374,209                     -
   Change in unrealized appreciation on investments and futures                         2,094,119             1,357,872
                                                                                     ------------          ------------
Change in net assets resulting from operations                                         17,033,427             6,711,267
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Individual Class                                                                        (188)                   (7)
     Institutional Class                                                               (1,157,763)             (276,242)
   Net realized gains:
     Individual Class                                                                      (1,961)                    -
     Institutional Class                                                               (8,337,611)                    -
                                                                                     ------------          ------------
Total distributions                                                                    (9,497,523)             (276,249)
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                            103,238                 6,110
   Dividends reinvested                                                                     2,135                     7
   Cost of shares redeemed                                                                (26,324)                    -
                                                                                     ------------          ------------
Net increase                                                                               79,049                 6,117
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                         23,105,610           192,838,079(c)
   Dividends reinvested                                                                 9,495,360               276,242
   Cost of shares redeemed                                                            (59,494,929)          (13,717,120)
                                                                                     ------------          ------------
Net increase                                                                          (26,893,959)          179,397,201
                                                                                     ------------          ------------
   Net increase/(decrease) in net assets from fund share transactions:                (26,814,910)          179,403,318
                                                                                     ------------          ------------
Total increase/(decrease) in net assets                                               (19,279,006)          185,838,336

NET ASSETS:
   Beginning of period                                                                185,838,336                     -
                                                                                     ------------          ------------
   End of period                                                                     $166,559,330          $185,838,336
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $    149,677          $     94,951
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                  10,119                   606
   Reinvested                                                                                 211                     1
   Redeemed                                                                                (2,545)                    -
                                                                                     ------------          ------------
Change in Individual Class                                                                  7,785                   607
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                               2,250,456            19,235,282(b)
   Reinvested                                                                             933,809                26,950
   Redeemed                                                                            (5,675,564)           (1,338,479)
                                                                                     ------------          ------------
Change in Institutional Class                                                          (2,491,299)           17,923,753
                                                                                     ------------          ------------

(a) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(b) Includes 16,142,016 shares issued in initial in-kind contribution.
(c) Includes capital issued in initial in-kind contribution of $161,420,179.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR          FOR THE YEAR
                                                                                         ENDED                ENDED
                                                                                    APRIL 30, 2007        APRIL 30, 2006
                                                                                    --------------       ----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             $    734,003          $    664,853
   Net realized gain on investments                                                     4,540,079             1,549,871
   Change in unrealized appreciation on investments                                     3,390,736            13,993,837
                                                                                     ------------          ------------
Change in net assets resulting from operations                                          8,664,818            16,208,561
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Individual Class                                                                      (7,009)              (20,090)
     Institutional Class                                                                 (679,466)             (656,749)
   Net realized gains:
     Individual Class                                                                    (106,338)              (36,287)
     Institutional Class                                                               (3,791,940)             (837,646)
                                                                                     ------------          ------------
Total distributions                                                                    (4,584,753)           (1,550,772)
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                            459,159             1,630,835
   Dividends reinvested                                                                   113,193                55,704
   Cost of shares redeemed                                                             (2,136,126)           (1,494,144)
                                                                                     ------------          ------------
Net increase/(decrease)                                                                (1,563,774)              192,395
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                         11,171,415            11,118,189
   Dividends reinvested                                                                 4,312,007             1,443,709
   Cost of shares redeemed                                                            (20,722,656)           (4,894,307)
                                                                                     ------------          ------------
Net increase/(decrease)                                                                (5,239,234)            7,667,591
                                                                                     ------------          ------------
   Net increase/(decrease) in net assets from fund share transactions:                 (6,803,008)            7,859,986
                                                                                     ------------          ------------
Total increase/(decrease) in net assets                                                (2,722,943)           22,517,775

NET ASSETS:
   Beginning of period                                                                 93,248,832            70,731,057
                                                                                     ------------          ------------
   End of period                                                                     $ 90,525,889          $ 93,248,832
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $     73,050          $     25,522
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                  15,135                59,473
   Reinvested                                                                               3,749                 1,959
   Redeemed                                                                               (73,437)              (53,343)
                                                                                     ------------          ------------
Change in Individual Class                                                                (54,553)                8,089
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                                 363,671               411,350
   Reinvested                                                                             143,309                50,846
   Redeemed                                                                              (706,830)             (172,942)
                                                                                     ------------          ------------
Change in Institutional Class                                                            (199,850)              289,254
                                                                                     ------------          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR         FOR THE PERIOD
                                                                                         ENDED                 ENDED
                                                                                    APRIL 30, 2007       APRIL 30, 2006(a)
                                                                                    --------------       -----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment loss                                                               $   (249,571)         $   (131,114)
   Net realized gain on investments                                                     2,142,287             1,080,501
   Change in unrealized appreciation on investments                                     1,019,888             5,563,929
                                                                                     ------------          ------------
Change in net assets resulting from operations                                          2,912,604             6,513,316
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains:
      Individual Class                                                                 (1,864,003)           (5,179,433)
      Institutional Class                                                                  (4,113)                    -
                                                                                     ------------          ------------
Total distributions                                                                    (1,868,116)           (5,179,433)
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                            925,246               398,274
   Dividends reinvested                                                                 1,646,529             4,474,812
   Cost of shares redeemed                                                             (5,357,540)           (2,549,079)
                                                                                     ------------          ------------
Net increase/(decrease)                                                                (2,785,765)            2,324,007
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                            348,979                    10
   Dividends reinvested                                                                     4,113                     -
   Cost of shares redeemed                                                                (34,304)                    -
                                                                                     ------------          ------------
Net increase                                                                              318,788                    10
                                                                                     ------------          ------------
   Net increase/(decrease) in net assets from fund share transactions:                 (2,466,977)            2,324,017
                                                                                     ------------          ------------
Total increase/(decrease) in net assets                                                (1,422,489)            3,657,900

NET ASSETS:
   Beginning of period                                                                 46,112,502            42,454,602
                                                                                     ------------          ------------
   End of period                                                                     $ 44,690,013          $ 46,112,502
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $          -          $          -
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                  71,056                30,473
   Reinvested                                                                             128,045               376,035
   Redeemed                                                                              (413,860)             (195,922)
                                                                                     ------------          ------------
Change in Individual Class                                                               (214,759)              210,586
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                                  25,971                     1
   Reinvested                                                                                 320                     -
   Redeemed                                                                                (2,592)                    -
                                                                                     ------------          ------------
Change in Institutional Class                                                              23,699                     1
                                                                                     ------------          ------------

(a) For the period from November 1, 2005 through April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR         FOR THE PERIOD
                                                                                         ENDED                 ENDED
                                                                                    APRIL 30, 2007       APRIL 30, 2006(a)
                                                                                    --------------       -----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             $    444,049          $     53,529
   Net realized gain (loss) on investments and foreign currency transactions              179,636                (2,757)
   Change in unrealized appreciation on investments                                     3,998,355               811,860
                                                                                     ------------          ------------
Change in net assets resulting from operations                                          4,622,040               862,632
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual Class                                                                       (307)                    -
      Institutional Class                                                                (423,069)                    -
   Net realized gains:
      Individual Class                                                                        (73)                    -
      Institutional Class                                                                 (70,405)                    -
                                                                                     ------------          ------------
Total distributions                                                                      (493,854)                    -
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                             96,861                 3,010
   Dividends reinvested                                                                       380                     -
   Cost of shares redeemed                                                                (20,823)                    -
                                                                                     ------------          ------------
Net increase                                                                               76,418                 3,010
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                         11,861,078            15,071,384
   Dividends reinvested                                                                   493,474                     -
   Cost of shares redeemed                                                             (1,316,261)                    -
                                                                                     ------------          ------------
Net increase                                                                           11,038,291            15,071,384
                                                                                     ------------          ------------
   Net increase in net assets from fund share transactions:                            11,114,709            15,074,394
                                                                                     ------------          ------------
Total increase in net assets                                                           15,242,895            15,937,026

NET ASSETS:
   Beginning of period                                                                 15,937,026                     -
                                                                                     ------------          ------------
   End of period                                                                     $ 31,179,921          $ 15,937,026
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $    113,016          $     58,559
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                   3,508                   118
   Reinvested                                                                                  14                     -
   Redeemed                                                                                  (744)                    -
                                                                                     ------------          ------------
Change in Individual Class                                                                  2,778                   118
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                                 465,834               602,803
   Reinvested                                                                              19,217                     -
   Redeemed                                                                               (48,642)                    -
                                                                                     ------------          ------------
Change in Institutional Class                                                             436,409               602,803
                                                                                     ------------          ------------

(a) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR          FOR THE YEAR
                                                                                         ENDED                ENDED
                                                                                    APRIL 30, 2007        APRIL 30, 2006
                                                                                    --------------       ----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             $  4,422,118          $  4,095,225
   Net realized loss on investments                                                      (640,541)             (456,862)
   Change in unrealized appreciation/(depreciation) on investments                      2,281,378            (3,225,396)
                                                                                     ------------          ------------
Change in net assets resulting from operations                                          6,062,955               412,967
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual Class                                                                    (80,983)              (98,978)
      Institutional Class                                                              (4,327,184)           (3,967,598)
                                                                                     ------------          ------------
Total distributions                                                                    (4,408,167)           (4,066,576)
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                            206,280               178,098
   Dividends reinvested                                                                    80,094                97,937
   Cost of shares redeemed                                                               (895,291)             (649,716)
                                                                                     ------------          ------------
Net decrease                                                                             (608,917)             (373,681)
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                          6,373,644            20,548,824
   Dividends reinvested                                                                 4,184,510             3,828,463
   Cost of shares redeemed                                                            (10,179,695)          (12,283,798)
                                                                                     ------------          ------------
Net increase                                                                              378,459            12,093,489
                                                                                     ------------          ------------
   Net increase/(decrease) in net assets from fund share transactions:                   (230,458)           11,719,808
                                                                                     ------------          ------------
Total increase/(decrease) in net assets                                                 1,424,330             8,066,199

NET ASSETS:
   Beginning of period                                                                103,380,871            95,314,672
                                                                                     ------------          ------------
   End of period                                                                     $104,805,201          $103,380,871
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $    525,841          $    462,489
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                   8,479                 7,276
   Reinvested                                                                               3,333                 4,008
   Redeemed                                                                               (37,412)              (26,513)
                                                                                     ------------          ------------
Change in Individual Class                                                                (25,600)              (15,229)
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                                 264,795               834,272
   Reinvested                                                                             174,051               156,739
   Redeemed                                                                              (426,125)             (503,490)
                                                                                     ------------          ------------
Change in Institutional Class                                                              12,721               487,521
                                                                                     ------------          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR         FOR THE PERIOD
                                                                                         ENDED                 ENDED
                                                                                    APRIL 30, 2007       APRIL 30, 2006(a)
                                                                                    --------------       -----------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                             $    837,731          $     91,100
   Net realized gain (loss) on investments                                                 (9,824)                    -
   Change in unrealized appreciation/(depreciation) on investments                         79,293               (72,154)
                                                                                     ------------          ------------
Change in net assets resulting from operations                                            907,200                18,946
                                                                                     ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Individual Class                                                                       (514)                    -
      Institutional Class                                                                (836,742)                    -
                                                                                     ------------          ------------
Total distributions                                                                      (837,256)                    -
                                                                                     ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
   Proceeds from shares issued                                                             52,956                    10
   Dividends reinvested                                                                       514                     -
   Cost of shares redeemed                                                                (14,524)                    -
                                                                                     ------------          ------------
Net increase                                                                               38,946                    10
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Proceeds from shares issued                                                          1,833,581            20,000,010
   Dividends reinvested                                                                   836,742                     -
   Cost of shares redeemed                                                               (296,569)                    -
                                                                                     ------------          ------------
Net increase                                                                            2,373,754            20,000,010
                                                                                     ------------          ------------
   Net increase in net assets from fund share transations:                              2,412,700            20,000,020
                                                                                     ------------          ------------
Total increase in net assets                                                            2,482,644            20,018,966

NET ASSETS:
   Beginning of period                                                                 20,018,966                     -
                                                                                     ------------          ------------
   End of period                                                                     $ 22,501,610          $ 20,018,966
                                                                                     ============          ============
Accumulated undistributed net investment income                                      $    130,254          $     96,140
                                                                                     ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
   Issued                                                                                   2,126                     1
   Reinvested                                                                                  21                     -
   Redeemed                                                                                  (583)                    -
                                                                                     ------------          ------------
Change in Individual Class                                                                  1,564                     1
                                                                                     ------------          ------------
INSTITUTIONAL CLASS
   Issued                                                                                  73,207               800,000
   Reinvested                                                                              33,617                     -
   Redeemed                                                                               (12,009)                    -
                                                                                     ------------          ------------
Change in Institutional Class                                                              94,815               800,000
                                                                                     ------------          ------------

(a) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

                                                                                               INVESTMENT OPERATIONS:
                                                                                   ----------------------------------------------
                                                                                                     NET REALIZED
                                                                                                    AND UNREALIZED
                                                                     NET ASSET                      GAINS/(LOSSES)
                                                                      VALUE,           NET          ON INVESTMENTS     TOTAL FROM
                                                                     BEGINNING      INVESTMENT        AND FUTURES      INVESTMENT
                                                                     OF PERIOD     INCOME/(LOSS)     TRANSACTIONS      OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Year ended April 30, 2007                                           $10.32          0.04             $ 1.00            1.04
   Period ended April 30, 2006(b)                                       10.00          0.01               0.32            0.33
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Year ended April 30, 2007                                           $30.33          0.22             $ 3.20            3.42
   Year ended April 30, 2006                                            25.47          0.16               5.15            5.31
   Period ended April 30, 2005(a)                                       25.00          0.12               0.45            0.57
---------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Year ended April 30, 2007                                           $13.26         (0.08)            $ 1.00            0.92
   Period ended April 30, 2006(g)                                       12.99         (0.04)              1.93            1.89
   Year ended October 31, 2005                                          12.30          0.02               0.69            0.71
   Year ended October 31, 2004                                          11.68         (0.02)              0.66            0.64
   Year ended October 31, 2003                                          10.20          0.02               1.47            1.49
   Year ended October 31, 2002                                          12.08          0.01              (1.88)          (1.87)
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Year ended April 30, 2007                                           $26.39          0.38             $ 3.59            3.97
   Period ended April 30, 2006(c)                                       25.00          0.04               1.35            1.39
---------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Year ended April 30, 2007                                           $23.89          1.01             $ 0.38            1.39
   Year ended April 30, 2006                                            24.73          0.89              (0.86)           0.03
   Period ended April 30, 2005(a)                                       25.00          0.43(d)           (0.40)           0.03
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Year ended April 30, 2007                                           $24.95          0.95             $ 0.01            0.96
   Period ended April 30, 2006(c)                                       25.00             -              (0.05)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Year ended April 30, 2007                                           $10.37          0.07             $ 1.01            1.08
   Period ended April 30, 2006(b)                                       10.00          0.02               0.37            0.39
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Year ended April 30, 2007                                           $30.33          0.27             $ 3.23            3.50
   Year ended April 30, 2006                                            25.47          0.22               5.16            5.38
   Period ended April 30, 2005(a)                                       25.00          0.14               0.46            0.60
---------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Year ended April 30, 2007                                           $13.21         (0.01)            $ 1.01            1.00
   Period ended April 30, 2006(h)                                       13.11             -               0.10            0.10
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Year ended April 30, 2007                                           $26.43          0.45             $ 3.59            4.04
   Period ended April 30, 2006(c)                                       25.00          0.09               1.34            1.43
---------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Year ended April 30, 2007                                           $23.90          1.04             $ 0.40            1.44
   Year ended April 30, 2006                                            24.73          0.93              (0.83)           0.10
   Period ended April 30, 2005(a)                                       25.00          0.46(d)           (0.40)           0.06
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Year ended April 30, 2007                                           $25.02          0.99             $ 0.09            1.08
   Period ended April 30, 2006(c)                                       25.00          0.12              (0.10)           0.02
---------------------------------------------------------------------------------------------------------------------------------

* Portfolio turnover is calculated on the basis of the fund as whole without distinguishing between the classes of shares issued.
(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(c) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(d) Computed using average shares outstanding throughout the period.
(e) Not annualized.
(f) Annualized.
(g) For the period from November 1, 2005 to April 30, 2006.
(h) For the period from April 3, 2006 to April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

             DISTRIBUTIONS:                                                                  RATIOS/SUPPLEMENTARY DATA:
-----------------------------------------                             -----------------------------------------------------------
                                                                                     RATIO OF       RATIO OF
                 NET                         NET ASSET               NET ASSETS,   EXPENSES TO   NET INVESTMENT
    NET        REALIZED                       VALUE,                   END OF        AVERAGE      INCOME/(LOSS)
INVESTMENT     GAINS ON         TOTAL         END OF       TOTAL       PERIOD          NET          TO AVERAGE      PORTFOLIO
  INCOME     INVESTMENTS    DISTRIBUTIONS     PERIOD      RETURN       (000'S)        ASSETS        NET ASSETS    TURNOVER RATE*
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  (0.04)        (0.59)         (0.63)         $10.73      10.48%       $     90       1.33%           0.36%             95%
  (0.01)            -          (0.01)          10.32       3.34%(e)           6       1.24%(f)        0.40%(f)           0%
---------------------------------------------------------------------------------------------------------------------------------
  (0.09)        (1.47)         (1.56)         $32.19      11.65%       $  2,164       0.93%           0.64%             14%
  (0.16)        (0.29)         (0.45)          30.33      20.95%          3,693       1.01%           0.54%              8%
  (0.10)            -          (0.10)          25.47       2.26%(e)       2,896       1.21%(f)        0.69%(f)          16%
--------------------------------------------------------------------------------------------------------------------------------
      -         (0.58)         (0.58)         $13.60       7.16%       $ 44,367       1.50%          (0.58)%            20%
      -         (1.62)         (1.62)          13.26      15.95%(e)      46,112       1.71%(f)       (0.59)%(f)         30%
  (0.02)            -          (0.02)          12.99       5.79%         42,455       1.67%           0.16%            113%
  (0.02)            -          (0.02)          12.30       5.44%         45,898       1.55%          (0.12)%            34%
  (0.01)            -          (0.01)          11.68      14.59%         47,659       1.43%           0.14%             20%
  (0.01)            -          (0.01)          10.20     (15.48)%        45,427       1.38%           0.06%             94%
---------------------------------------------------------------------------------------------------------------------------------
  (0.42)        (0.07)         (0.49)         $29.87      15.43%       $     86       1.28%           1.55%              6%
      -             -              -           26.39       5.56%(e)           3       1.53%(f)        2.61%(f)           1%
---------------------------------------------------------------------------------------------------------------------------------
  (0.93)            -          (0.93)         $24.35       5.99%       $  2,009       0.97%           4.05%             32%
  (0.87)            -          (0.87)          23.89       0.07%          2,583       0.97%           3.53%             40%
  (0.29)        (0.01)         (0.30)          24.73       0.14%(e)       3,050       1.07%(f)        2.92%(f)          44%
---------------------------------------------------------------------------------------------------------------------------------
  (0.95)            -          (0.95)         $24.96       3.95%       $     39       1.18%           3.87%              7%
      -             -              -           24.95      (0.20)%(e)          -       1.30%(f)        3.39%(f)           0%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  (0.07)        (0.59)         (0.66)         $10.79      10.83%       $166,469       1.06%           0.65%             95%
  (0.02)            -          (0.02)          10.37       3.86%(e)     185,832       1.00%(f)        0.64%(f)           0%
---------------------------------------------------------------------------------------------------------------------------------
  (0.26)        (1.47)         (1.73)         $32.10      11.95%       $ 88,362       0.68%           0.88%             14%
  (0.23)        (0.29)         (0.52)          30.33      21.25%         89,555       0.76%           0.79%              8%
  (0.13)            -          (0.13)          25.47       2.37%(e)      67,835       0.96%(f)        0.93%(f)          16%
---------------------------------------------------------------------------------------------------------------------------------
      -         (0.58)         (0.58)         $13.63       7.79%       $    323       1.28%          (0.45)%            20%
      -             -              -           13.21       0.76%              -       1.46%(f)       (0.34)%            30%
---------------------------------------------------------------------------------------------------------------------------------
  (0.48)        (0.07)         (0.55)         $29.92      15.67%       $ 31,093       1.03%           1.82%              6%
      -             -              -           26.43       5.72%(e)      15,934       1.31%(f)        2.83%(f)           1%
---------------------------------------------------------------------------------------------------------------------------------
  (1.04)            -          (1.04)         $24.30       6.16%       $102,796       0.69%           4.32%             32%
  (0.93)            -          (0.93)          23.90       0.36%        100,798       0.72%           3.78%             40%
  (0.32)        (0.01)         (0.33)          24.73       0.25%(e)      92,265       0.82%(f)        3.17%(f)          44%
---------------------------------------------------------------------------------------------------------------------------------
  (1.00)            -          (1.00)         $25.10       4.42%       $ 22,463       0.95%           4.00%              7%
      -             -              -           25.02       0.08%(e)      20,019       1.05%(f)        3.64%(f)           0%
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION:

      The Steward Funds consists of six funds ("Funds") that are series of two separate companies: the Steward Funds, Inc. and the Capstone Series Fund, Inc. The Steward Funds are organized as Maryland corporations. Each is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Five of the Funds are series of Steward Funds, Inc. -- Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund. One Fund, Steward Small-Cap Equity Fund, is a series of Capstone Series Fund, Inc. Steward Small-Cap Equity Fund, effective November 1, 2005, changed its fiscal-year end from October 31 to April 30. Effective February 28, 2006, this Fund also changed its name from Capstone Growth Fund to Steward Small-Cap Equity Fund.

      Each Fund currently offers two Classes of shares ("Individual Class" and "Institutional Class"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income and realized and unrealized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

NOTE 2 - INVESTMENT OBJECTIVES:

      Steward Multi-Manager Equity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. The Fund also employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.

      Steward Domestic All-Cap Equity Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks of large, medium and small capitalization companies that represent a broad spectrum of the economy.

      Steward Small-Cap Equity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of companies with market capitalizations that are considered to be small capitalization stocks. At April 30, 2007, the stocks with market capitalizations between $105 million and $4.25 billion are considered to be small capitalization stocks.

      Steward International Equity Fund seeks to provide capital appreciation. It pursues its investment objective by attempting to structure a portfolio that invests primarily in American Depositary Receipts (ADRs) representing issuers in a variety of countries.

      Steward Select Bond Fund seeks to provide high current income with capital appreciation and growth of income. The Fund invests primarily in fixed income investments such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

      Steward Short-Term Select Bond Fund seeks to provide current income and relative capital stability. The Fund pursues its objective by investing its assets in substantially equal proportions among three sub-portfolios: U.S. Treasury securities, U.S. government agency securities and investment grade corporate obligations. The dollar-weighted average maturity of each of these sub-portfolios is three years or less.

      In pursuing their investment objectives, the Funds apply a comprehensive set of cultural value screens to all of their portfolio investments.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Costs incurred with the initial offering were amortized on a straight-line basis over the first fiscal year of operations. These amounts are reported in the Statement of Operations as Offering Fees.

PORTFOLIO VALUATION: Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on NASDAQ use the NASDAQ official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities and securities with no readily determinable market values are valued at their fair value in accordance with policies and procedures adopted by the Board of Directors.

      The Select Bond Fund's investment in mortgage bonds of religious organizations are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Select Bond Fund values investments in church bonds, on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The current method of valuation is a matrix formula that derives a bid price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve. The Adviser constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the fund's investment requirements. Strongtower Financial, an underwriter of a significant volume of church mortgage backed bonds, provides credit research and analysis to the Adviser. Further, because of the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

      In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of the fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. At this time, the Funds do not believe the adoptions of SFAS 157 will significantly impact the financial statements amounts; however, additional disclosures may be required regarding the inputs used to develop the measurements and the effect of certain measurements on changes in the net assets for the period.

FUTURES: When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, in either cash or liquid securities. Thereafter, the futures contract is marked to market, and the Fund makes (or receives) additional cash payments known as variation margins to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recorded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date, if the ex-dividend date has passed.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of all Funds are declared and paid quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

      Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. Income dividends and capital gain distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is each Fund's intention to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At the current time, management does not believe FIN 48 will have a significant impact on its financial statements.

ALLOCATION OF EXPENSES: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method.

FOREIGN SECURITIES: Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and
(7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

NOTE 4 - INVESTMENT ADVISORY AND OTHER AGREEMENTS:

      Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. serves as investment adviser to the Domestic All-Cap Equity, Small-Cap Equity, International Equity, Select Bond and Short-Term Select Bond Funds. CAMCO receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund's average daily net assets. The Multi-Manager Equity Fund is advised by Russell Investment Management Company ("RIMCo"). RIMCo receives compensation from the Fund for its services as investment adviser. The fee for RIMCo is accrued daily and paid monthly based the Fund's average daily net assets. Pursuant to the terms of each investment advisory agreement, CAMCO and RIMCo have full discretion to manage the assets of the Funds in accordance with its investment objectives.

      The advisory fee for the Multi-Manager Equity Fund is calculated at an annual rate of 0.55% and is paid monthly to RIMCo. While RIMCo serves as investment adviser, there are five money managers currently associated with this
Fund: Alliance Bernstein L.P., Ark Asset Management Co., Inc., Jacobs Levy Equity Management, Inc., Lord Abbett & Company, LLC and MFS Institutional Advisors Inc. The money managers have no affiliations with the Steward Funds or their service providers other than their management of the assets of the Multi-Manager Equity Fund. RIMCo is responsible for payment of fees to these money managers.

      The advisory fees for the Domestic All-Cap Equity Fund are calculated at the annual rate of 0.15% on the first $500 million of the Fund's average daily net assets. The rate then declines to 0.125% on the next $500 million of average daily net assets, and to 0.10% on average daily net assets in excess of $1 billion. The Small-Cap Equity Fund pays advisory fees at a rate of 0.50% on the first $100 million, 0.45% on the next $150 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.275% on assets over $750 million. (Prior to February 28, 2006, the Small-Cap Equity Fund paid fees for advisory and administrative services at a rate of 0.75% on the first $50 million, 0.60% on the next $150 million, 0.50% for the next $300 million and 0.40% on assets over $500 million.) The International Equity Fund pays 0.30% on the first $500 million of average daily net assets, and then the rate declines to 0.25% on the next $500 million of average daily net assets, and to 0.20% on average daily net assets in excess of $1 billion. The Select Bond Fund advisory fees are calculated at the annual rate of 0.25% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion. Short-Term Select Bond Fund pays 0.25% on the first $500 million of average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on assets in excess of $1 billion.

      Pursuant to the terms of an administration agreement (and pursuant to the investment advisory agreement with respect to Steward Small-Cap Equity Fund), CAMCO will supervise the Funds' daily business affairs, coordinate the activities of persons providing services to the Funds, and furnish office space and equipment to the Funds. As compensation for its services, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on each Fund's first $500 million average daily net assets and 0.06% on average daily net assets in excess of $500 million and 0.05% on assets over $1 billion. (The investment advisory agreement between Steward Small-Cap Equity Fund and CAMCO was amended, effective February 28, 2006, to include this administration fee schedule separate from the current investment advisory fee schedule described above.)

     Capstone Asset Planning Company ("CAPCO") serves as the Distributor of the Funds' shares. CAPCO is an affiliate of CAMCO, and both are wholly owned subsidiaries of Capstone Financial Services.

      Each of the Funds has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Fund's assets are used to compensate CAPCO for costs and expenses incurred in connection with the distribution and marketing of shares of each Fund and servicing of each Fund's Individual Class shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses for prospective investors, advertising literature, and costs of personnel involved with the promotion and distribution of the Funds' shares. Under the Plan, the Funds pay CAPCO an amount computed monthly at an annual rate of 0.25% of each Fund's Individual Class average daily net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may allocate to securities dealers, (which may include CAPCO itself) and other financial institutions and organizations (collectively "Service Organizations") amounts based on the particular Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship.

      Certain officers and directors of the Steward Funds are also officers of CAMCO and CAPCO.

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), serves as the Funds' transfer agent and fund accountant. Under the terms of the Transfer Agency Agreement, BISYS Ohio will be paid for annual class fees and per account fees. Per the Fund Accounting Agreement, BISYS Ohio is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.075% of each Fund's average daily net assets. Effective April 1, 2007, BISYS Ohio received 0.07% of each Fund's average daily net assets for serving as the Funds' transfer agent and fund accountant.

      Steward Fund Consulting, Inc. ("SFC") serves as a consultant to the Funds. SFC is a wholly-owned subsidiary of Steward Financial Holdings, Inc., which is wholly-owned by the Assemblies of God Foundation. Per the consulting agreement, SFC receives its fee quarterly, based on the annual average aggregate daily net assets of the Funds as follows:

First     $  200,000,000      0.10%
Next      $  200,000,000     0.075%
Next      $  200,000,000      0.06%
Next      $  400,000,000      0.05%
Over      $1,000,000,000      0.04%

NOTE 5 - PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2007 were as follows:

                                                                      PURCHASES        SALES
                                                                    ------------   ------------
Multi-Manager Equity Fund .................................         $152,400,185   $185,448,458
Domestic All-Cap Equity Fund ..............................           12,023,687     22,014,365
Small-Cap Equity Fund .....................................            8,485,966     13,576,767
International Equity Fund .................................           12,252,630      1,502,096
Select Bond Fund ..........................................           31,524,234     32,816,122
Short-Term Select Bond Fund ...............................            5,142,601      1,351,184

NOTE 6 - FEDERAL INCOME TAX INFORMATION:

      At April 30, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                                     NET UNREALIZED
                                                                               TAX UNREALIZED     TAX UNREALIZED      APPRECIATION
                                                                TAX COST        APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
                                                              ------------     --------------     --------------     --------------
Multi-Manager Equity Fund .................................   $138,824,832       $28,750,405         $(1,758,431)       $26,991,974
Domestic All-Cap Equity Fund ..............................     71,541,473        21,303,576          (2,427,172)        18,876,404
Small-Cap Equity Fund .....................................     38,718,422         8,490,081          (2,736,368)         5,753,713
International Equity Fund .................................     26,366,101         5,046,016            (340,174)         4,705,842
Select Bond Fund ..........................................    105,306,335           312,443          (1,933,585)        (1,621,142)
Short-Term Select Bond Fund ...............................     22,244,911            29,855             (22,716)             7,139

      The tax character of distributions paid during the fiscal year ended April 30, 2007 was as follows:

                                                   DISTRIBUTIONS PAID FROM
                                               --------------------------------
                                                                  NET LONG TERM  TOTAL TAXABLE  TAX RETURN OF   TOTAL DISTRIBUTIONS
                                               ORDINARY INCOME    CAPITAL GAINS  DISTRIBUTIONS     CAPITAL             PAID(1)
                                               ---------------    -------------  -------------  -------------   -------------------
Multi-Manager Equity Fund .................      $2,818,795         $6,678,728     $9,497,523        $-              $9,497,523
Domestic All-Cap Equity Fund ..............         809,664          3,775,089      4,584,753         -               4,584,753
Small-Cap Equity Fund .....................       1,574,770            293,346      1,868,116         -               1,868,116
International Equity Fund .................         493,854                  -        493,854         -                 493,854
Select Bond Fund ..........................       4,408,167                  -      4,408,167         -               4,408,167
Short-Term Select Bond Fund ...............         837,256                  -        837,256         -                 837,256

      On June 21, 2007 and June 22, 2007, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:

Multi-Manager Equity Fund .................      $  388,562
Domestic All-Cap Equity Fund ..............         266,109
Small-Cap Equity Fund .....................          31,610
International Equity Fund .................         410,027
Select Bond Fund ..........................       1,242,186
Short-Term Select Bond Fund ...............         262,547

      The tax character of distributions paid during the fiscal year ended April 30, 2006 was as follows:

                                                   DISTRIBUTIONS PAID FROM
                                               --------------------------------
                                                                  NET LONG TERM  TOTAL TAXABLE  TAX RETURN OF   TOTAL DISTRIBUTIONS
                                               ORDINARY INCOME    CAPITAL GAINS  DISTRIBUTIONS     CAPITAL             PAID(1)
                                               ---------------    -------------  -------------  -------------   -------------------
Multi-Manager Equity Fund .................        $276,249                  $-     $276,249          $-                $276,249
Domestic All-Cap Equity Fund ..............       1,539,685              11,087    1,550,772           -               1,550,772
Small-Cap Equity Fund .....................               -           5,179,433    5,179,433           -               5,179,433
International Equity Fund .................               -                   -            -           -                       -
Select Bond Fund ..........................       4,066,576                   -    4,066,576           -               4,066,576
Short-Term Select Bond Fund ...............               -                   -            -           -                       -

      As of April 30, 2007 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                                          TOTAL
                                      UNDISTRIBUTED  UNDISTRIBUTED                   ACCUMULATED        UNREALIZED     ACCUMULATED
                                        ORDINARY       LONG-TERM      ACCUMULATED    CAPITAL AND       APPRECIATION     EARNINGS
                                         INCOME      CAPITAL GAINS      EARNINGS     OTHER LOSSES   (DEPRECIATION)(2)   (DEFICIT)
                                      -------------  --------------  --------------  ------------   -----------------  ------------
Multi-Manager Equity Fund ..........   $4,393,681      $7,288,177      $11,681,858            $-      $26,991,974      $38,673,832
Domestic All-Cap Equity Fund .......      165,153       1,582,119        1,747,272             -       18,876,404       20,623,676
Small-Cap Equity Fund ..............      168,708         830,168          998,876             -        5,753,713        6,752,589
International Equity Fund ..........      300,415          23,387          323,802            (6)       4,705,842        5,029,638
Select Bond Fund ...................      525,841               -          525,841    (1,555,616)      (1,621,142)      (2,650,917)
Short-Term Select Bond Fund ........      130,254               -          130,254        (9,824)           7,139          127,569

      (1)Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

      (2)The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and on investments in passive foreign investment companies, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

      As of April 30, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                                    AMOUNT            EXPIRES
                                                   --------           -------
Select Bond Fund ...............................   $634,076             2014
                                                    388,125             2015
Short-Term Select Bond Fund ....................      9,824             2015

      Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending April 30, 2008:

                                               POST-OCTOBER LOSS
                                               -----------------
Select Bond Fund ...........................       $533,415

NOTE 7 - RECLASSIFICATIONS:

      In accordance with accounting principles generally accepted in the United States of America, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds' net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2007, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

                                                                                           ACCUMULATED NET
                                                                                               REALIZED
                                                                     UNDISTRIBUTED          GAIN/(LOSS)ON
                                                                     NET INVESTMENT        INVESTMENTS AND
                                                                         INCOME          FUTURES TRANSACTIONS     CAPITAL
                                                                     --------------     ----------------------   ---------
Multi-Manager Equity Fund ...................................           $109,516                      $-         $(109,516)
Small-Cap Equity Fund .......................................            249,571                (249,571)                -
International Equity Fund ...................................             33,784                       6           (33,790)
Select Bond Fund ............................................             49,401                 (49,398)               (3)
Short-Term Select Bond Fund .................................             33,639                       -           (33,639)

NOTE 8 - CONTINGENCIES AND COMMITMENTS:

      In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

NOTE 9 - CONTROL OWNERSHIP

      The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Funds, under
Section 2(a)(9) of the 1940 Act. As of April 30, 2007, the following were record owners of the approximate amounts of each share class listed below. Record ownership is not necessarily the same as beneficial ownership.

SHAREHOLDER                                  PERCENT OWNED                         FUND
-----------                                  -------------                         ----
UMB Bank, N.A.                                    52%           Multi-Manager Equity Fund Individual Class
Trustlynx and Co.                                 58%           Multi-Manager Equity Fund, Institutional Class
National Financial Services Corp.                 42%           Multi-Manager Equity Fund, Institutional Class
National Financial Services Corp.                 74%           Domestic All-Cap Equity Fund, Institutional Class
Trustlynx and Co.                                100%           Small-Cap Equity Fund, Institutional Class
UMB Bank, N.A.                                    32%           International Equity Fund, Individual Class
National Financial Services Corp.                 93%           International Equity Fund, Institutional Class
National Financial Services Corp.                 95%           Select Bond Fund, Institutional Class
William Graham                                    27%           Short-Term Select Bond, Individual Class
UMB Bank, N.A.                                    60%           Short-Term Select Bond, Individual Class
National Financial Services Corp.                 99%           Short-Term Select Bond, Institutional Class

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
STEWARD FUNDS, INC. AND
CAPSTONE SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Steward Funds, Inc., consisting of the Steward Domestic All-Cap Equity Fund, the Steward Select Bond Fund, the Steward Multi-Manager Equity Fund, the Steward International Equity Fund and the Steward Short-Term Select Bond Fund, and the Capstone Series Fund, Inc., consisting of the Steward Small-Cap Equity Fund (collectively referred to as the "Funds") as of April 30, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights for the periods indicated prior to April 30, 2007 were audited by another independent registered accounting firm which expressed unqualified opinions on those financial statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the Funds' custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Steward Domestic All-Cap Equity Fund, the Steward Select Bond Fund, the Steward Multi-Manager Equity Fund, the Steward International Equity Fund, the Steward Short-Term Select Bond Fund and the Steward Small-Cap Equity Fund, as of April 30, 2007, the results of their operations, changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ Cohen Fund Audit Services

                                                 COHEN FUND AUDIT SERVICES, LTD.

WESTLAKE, OHIO
JUNE 25, 2007

--------------------------------------------------------------------------------
GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

      During the fiscal year ended April 30, 2007, the Funds declared long-term realized gain distributions in the following amounts:

                                                                       15% CAPITAL
                                                                          GAINS
                                                                       -----------
Multi-Manager Equity Fund ...................................           $6,678,728
Domestic All-Cap Equity Fund ................................            3,775,089
Small-Cap Equity Fund .......................................              293,346

      For the fiscal year ended April 30, 2007, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

                                                                     DISTRIBUTIONS
                                                                  RECEIVED DEDUCTION
                                                                  ------------------
Multi-Manager Equity Fund ...................................             39%
Domestic All-Cap Equity Fund ................................            100%
Small-Cap Equity Fund .......................................             32%

      For the fiscal year ended April 30, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

                                                                   QUALIFIED DIVIDEND
                                                                         INCOME
                                                                   ------------------
Multi-Manager Equity Fund ...................................              39%
Domestic All-Cap Equity Fund ................................             100%
Small-Cap Equity Fund .......................................              31%

PROXY VOTING POLICY AND VOTING RECORDS

      A description of the policies and procedures that the Steward Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

      The Steward Funds file a complete Schedule of Portfolio Investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter. Forms N-Q are available without charge on the SEC's website at http://www.sec.gov. The Steward Funds' Form N-Q may be reviewed, or, for a fee, may be copied at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      On February 28, 2007, Briggs, Bunting, Dougherty, LLP ceased being the Funds' independent registered public accounting firm as a result of the Board's decision to change its independent registered public accounting firm.

      The audit reports of Briggs, Bunting, Dougherty, LLP on the financial statements of the Funds for the past two fiscal years and/or periods contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      In connection with its audits for the two most recent fiscal years and/or periods, there have been no disagreements with Briggs, Bunting, Dougherty, LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Briggs, Bunting & Dougherty, LLP would have caused them to make reference thereto in their report on the financial statements for such years and/or periods. With the approval of its Board of Directors and its Audit Committee, the Funds engaged Cohen Fund Audit Services, Ltd. as its new independent registered public accounting firm as of February 28, 2007.

--------------------------------------------------------------------------------
BOARD CONSIDERATION OF ADVISORY CONTRACT RENEWAL (UNAUDITED)
--------------------------------------------------------------------------------

      At a meeting held February 27, 2007, the Funds' Board of Directors, and the independent directors, reviewed and approved the continuation of the investment advisory agreements ("Agreements") for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short- Term Select Bond Fund ("Funds"). The investment adviser to each of the Funds is Capstone Asset Management Company ("CAMCO"). Mr. Jaroski, President of CAMCO and of the Funds, described CAMCO's business and general plans. He also reviewed prospectus for future growth of the Funds, noting that a large recent redemption appeared to be only a temporary reallocation of assets by a major shareholder of the Funds. He noted that no changes were proposed to the Funds' fees under the Agreements and stated that efforts to minimize Fund expenses were ongoing,

      The Funds' independent directors met separately, with no representatives of CAMCO present, to deliberate concerning the Agreements. The independent directors reviewed an extensive report provided by CAMCO in response to a request from counsel to the Funds, as well as a memorandum from Fund counsel regarding their responsibilities in reviewing the Agreements. The CAMCO report included information on CAMCO's personnel, its services provided to the Funds, its management process, its oversight of the Fund's other service providers, and its regulatory compliance program, including the results of regulatory audits and experience under various compliance policies and procedures, such as the Funds' code of ethics and their portfolio holdings disclosure policies and procedures. The report also described CAMCO's procedures for allocating portfolio opportunities among the Funds and other investment advisory clients, broker selection practices and soft dollar arrangements, best execution monitoring, Fund portfolio turnover rates, and a discussion of the benefits received by CAMCO and its affiliates from their relationships with the Funds. In this regard, the independent directors reviewed information concerning administrative services provided by CAMCO to the Funds as well as information on distribution services provided by CAMCO's affiliate, Capstone Asset Planning Company ("CAPCO"), under the Funds' distribution agreements and their Service and Distributions Plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and considered the reasonableness of fees received by CAMCO and CAPCO under those arrangements. The independent directors also reviewed information concerning CAMCO's profitability with respect to the Funds. Information comparing the Funds' performance to that of relevant indexes and other investment companies deemed to be comparable was also reviewed by the independent directors, as well as information comparing Fund expenses to those of comparable investment companies, information on how expenses are allocated among the Funds, and efforts to reduce Fund expenses. CAMCO provided its financial statements and its Form ADV.

      In determining to approve the continuation of the Agreements, the independent directors noted their continuing satisfaction with the Funds' performance and with the nature, extent and quality of CAMCO's services to the Funds. They determined that the fees paid to CAMCO by the Funds under the Agreements were fair and reasonable in light of the services received and related expenses incurred by CAMCO, as well as relative to fees paid by other investment companies deemed comparable. With respect to Steward Small-Cap Equity Fund, the independent directors also approved the fees for administrative services provided under the Agreement with this Fund, based on information provided in the CAMCO report. (Administrative services to the other Funds are provided under separate administration agreements with those Funds. Continuation of those agreements was also unanimously approved by the directors, including the independent directors, based on information provided in the CAMCO report concerning those agreements.) The independent directors particularly noted that the Funds' investment advisory and administration fee schedules included breakpoints that would permit the Funds to benefit from economies of scale at higher asset levels. The independent directors also determined that the overall profitability of CAMCO and its affiliates with respect to their relationships with the Funds (including administration, distribution and soft dollar arrangements) was fair and reasonable. The independent directors further determined that CAMCO was diligent in pursuing ways to reduce Fund expenses. They noted that the Funds' performance had been generally in line with their benchmarks, allowing for Fund expenses and the restrictions of the Funds' social investment policies. They also noted that prospects for Fund asset growth appeared promising and that CAMCO continued to explore opportunities for further growth. The continuation of each of the Agreements was unanimously approved by the full Board of Directors of the Funds, and unanimously by the independent directors.

--------------------------------------------------------------------------------
EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Steward Funds, you may incur fees if your account is under $200 (small account fees). You will also incur ongoing costs, including management fees, distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Steward Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 through April 30, 2007.

ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING           ENDING          EXPENSES PAID         EXPENSE RATIO
                                             ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*        DURING PERIOD
                                                11/1/06           4/30/07        11/1/06 - 4/30/07     11/1/06 - 4/30/07
                                             -------------     -------------     -----------------     -----------------
Steward Multi-Manager Equity Fund
  Individual Class ......................      $1,000.00         $1,079.90             $7.01                 1.36%
  Institutional Class ...................       1,000.00          1,082.40              5.78                 1.12%
Steward Domestic All-Cap Equity Fund
  Individual Class ......................       1,000.00          1,090.60              4.67                 0.90%
  Institutional Class ...................       1,000.00          1,092.20              3.37                 0.65%
Steward Small-Cap Equity Fund
  Individual Class ......................       1,000.00          1,078.90              7.58                 1.47%
  Institutional Class ...................       1,000.00          1,079.60              6.60                 1.28%
Steward International Equity Fund
  Individual Class ......................       1,000.00          1,124.90              4.39                 1.29%
  Institutional Class ...................       1,000.00          1,126.20              3.48                 1.02%
Steward Select Bond Fund
  Individual Class ......................       1,000.00          1,024.40              1.41                 0.82%
  Institutional Class ...................       1,000.00          1,025.90              0.98                 0.57%
Steward Short-Term Select Bond Fund
  Individual Class ......................       1,000.00          1,018.70              2.02                 1.18%
  Institutional Class ...................       1,000.00          1,019.90              1.60                 0.93%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Steward Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The expenses do not include any redemption or small account fees, which funds, in certain circumstances, may assess. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING           ENDING          EXPENSES PAID         EXPENSE RATIO
                                             ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*        DURING PERIOD
                                                11/1/06           4/30/07        11/1/06 - 4/30/07     11/1/06 - 4/30/07
                                             -------------     -------------     -----------------     -----------------
Steward Multi-Manager Equity Fund
  Individual Class ......................      $1,000.00         $1,018.05             $6.80                 1.36%
  Institutional Class ...................       1,000.00          1,019.24              5.61                 1.12%
Steward Domestic All-Cap Equity Fund
  Individual Class ......................       1,000.00          1,020.33              4.51                 0.90%
  Institutional Class ...................       1,000.00          1,021.57              3.26                 0.65%
Steward Small-Cap Equity Fund
  Individual Class ......................       1,000.00          1,018.45              7.35                 1.47%
  Institutional Class ...................       1,000.00          1,017.50              6.41                 1.28%
Steward International Equity Fund
  Individual Class ......................       1,000.00          1,018.40              4.17                 1.29%
  Institutional Class ...................       1,000.00          1,019.74              3.30                 1.02%
Steward Select Bond Fund
  Individual Class ......................       1,000.00          1,020.73              1.41                 0.82%
  Institutional Class ...................       1,000.00          1,021.97              0.98                 0.57%
Steward Short-Term Select Bond Fund
  Individual Class ......................       1,000.00          1,018.94              2.02                 1.18%
  Institutional Class ...................       1,000.00          1,020.18              1.60                 0.93%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other investment companies administered by CAMCO as indicated below. The Fund's SAI, containing additional information about Fund directors, is available without charge upon request by calling 1-800-262-6631.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN        OTHER
                                           TERM OF OFFICE                                    FUND COMPLEX      DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD    AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      TRUSTEESHIPS
AND AGE                  WITH FUNDS        TIME SERVED***       DURING PAST 5 YEARS           DIRECTOR****    HELD BY DIRECTOR
-------------          ----------------    ----------------    --------------------------    -------------    ----------------

INTERESTED DIRECTOR
-------------------
Edward L. Jaroski*       Director,         SMMEQ From 2005      President and Director             7           None
5847 San Felipe,         President         SDACEQ From 2004     of Capstone Asset
Suite 4100               & Chairman of     SSCEQ From 1998      Management Company,
Houston, TX 77057        the Board         SIF From 2006        Capstone Asset
Age: 60                                    SSBF From 2004       Planning Company and
                                           SSTSBF From 2006     Capstone Financial
                                                                Services, Inc.

INDEPENDENT DIRECTORS
---------------------

John R. Parker           Director          SMMEQ From 2005      Self-employed Investor             7           None
541 Shaw Hill                              SDACEQ From 2004     Consultant
Stowe, VT 05672                            SSCEQ From 1998
Age: 61                                    SIF From 2006
                                           SSBF From 2004
                                           SSTSBF From 2006

Bernard J. Vaughan       Director          SMMEQ From 2005      Retired                            7           None
720 S. Church Rd.                          SDACEQ From 2004
St. Davis, PA 19087                        SSCEQ From 1998
Age: 78                                    SIF From 2006
                                           SSBF From 2004
                                           SSTSBF From 2006

James F. Leary           Director          SMMEQ From 2005      Financial Consultant;              7           Director-Highland
15851 N. Dallas Parkway                    SDACEQ From 2004     Managing Director of                           Funds Group;
#500                                       SSCEQ From 1998      Benefit Capital Southwest                      Director-Pacesetter
Addison, TX 75001                          SIF From 2006                                                       Capital Group;
Age: 77                                    SSBF From 2004                                                      Director-Homeowners
                                           SSTSBF From 2006                                                    of America Insurance
                                                                                                               Company since 2006

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN        OTHER
                                            TERM OF OFFICE                                    FUND COMPLEX      DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD     AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      TRUSTEESHIPS
AND AGE                  WITH FUNDS         TIME SERVED***       DURING PAST 5 YEARS           DIRECTOR****    HELD BY DIRECTOR
-------------          ----------------    ----------------    --------------------------    -------------    ----------------

INDEPENDENT DIRECTORS
---------------------
Leonard B. Melley, Jr.** Director          SMMEQ From 2005      CEO/President of                   7           None
6216 Yadkin Road                           SDACEQ From 2004     Freedom Stores, Inc.
Fayetteville, NC 28303                     SSCEQ From 2003
Age: 47                                    SIF From 2006
                                           SSBF From 2004
                                           SSTSBF From 2006

John M. Briggs           Director          SMMEQ From 2005      CPA, Treasurer, Philadelphia
435 Williams Road                          SDACEQ From 2005     Affiliate of the Susan             7           Director-Healthcare
Wynnewood,                                 SSCEQ From 2005      G. Komen Breast Cancer Foundation              Services Group, Inc.
PA 19096-1632                              SIF From 2006        since February, 2005; formerly
Age: 56                                    SSBF From 2005       Partner of Briggs, Bunting
                                           SSTSBF From 2006     & Dougherty, LLP, a registered
                                                                public accounting firm for
                                                                more than five years.

EXECUTIVE OFFICERS
------------------
Dan E. Watson            Executive Vice    SMMEQ From 2005      Executive Vice President           N/A         None
5847 San Felipe,         President         SDACEQ From 2004     and Portfolio Manager of
Suite 4100                                 SSCEQ From 1998      Capstone Asset Management
Houston, TX 77057                          SIF From 2006        Company & Capstone Financial
Age: 58                                    SSBF From 2004       Services, Inc.; Officer of
                                           SSTSBF From 2006     other Capstone Funds

Howard S. Potter         Sr. Vice          SMMEQ From 2005      Executive Vice President and       N/A         None
5847 San Felipe,         President         SDACEQ From 2004     Portfolio Manager of
Suite 4100                                 SSCEQ From 1998      Capstone Asset Management
Houston, TX 77057                          SIF From 2006        Company and Capstone
Age: 55                                    SSBF From 2004       Financial Services, Inc.;
                                           SSTSBF From 2006     Officer of other
                                                                Capstone Funds

John R. Wolf             Sr. Vice          SMMEQ From 2005      Sr. Vice President/Portfolio       N/A         None
5847 San Felipe,         President         SDACEQ From 2004     Manager of Capstone Asset
Suite 4100                                 SSCEQ From 1998      Management Company; Officer
Houston, TX 77057                          SIF From 2006        of other Capstone Funds
Age: 45                                    SSBF From 2004
                                           SSTSBF From 2006

Richard A. Nunn          Sr. Vice          SMMEQ From 2005      Senior Vice President and          N/A         None
5847 San Felipe,         President,        SDACEQ From 2004     Chief Compliance Officer of
Suite 4100               Secretary,        SSCEQ From 2004      Capstone Asset Management
Houston, TX 77057        Principal         SIF From 2006        Company and Capstone Asset
Age: 61                  Financial         SSBF From 2004       Planning Company,
                         Accounting        SSTSBF From 2006     2004-present; Officer
                         Officer                                of other Capstone Funds,
                         and Chief                              2004-present; MGL Consulting
                         Compliance                             Corporation, Independent
                         Officer                                Consultants, Vice President
                                                                Regulatory Affairs, 2000-present

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN        OTHER
                                            TERM OF OFFICE                                    FUND COMPLEX      DIRECTORSHIPS/
NAME, ADDRESS          POSITION(S) HELD     AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      TRUSTEESHIPS
AND AGE                  WITH FUNDS         TIME SERVED***       DURING PAST 5 YEARS           DIRECTOR****    HELD BY DIRECTOR
-------------          ----------------     --------------     -----------------------         ------------    ----------------
Kimberly A. Wallis       Asst. Vice        SMMEQ From 2005      Asst. Vice President               N/A         None
5847 San Felipe,         President         SDACEQ From 2004     Compliance, Capstone
Suite 4100               Compliance;       SSCEQ From 2004      Asset Management Company;
Houston, TX 77057        also, since       SIF From 2006        Vice President and
Age: 40                  August 24,        SSBF From 2004       Compliance Officer of
                         2006, Asst.       SSTSBF From 2006     Capstone Asset Planning
                         Secreatary                             Company, 2004-present;
                                                                Officer of other Capstone
                                                                Funds, 2004-present;
                                                                Compliance Analyst,
                                                                Capstone Asset Management
                                                                Company and Capstone Asset
                                                                Planning Company, 2002-2004

Carla Homer              Treasurer         SMMEQ From 2005      Treasurer of Capstone Asset        N/A         None
5847 San Felipe,                           SDACEQ From 2004     Management Company; Officer
Suite 4100                                 SSCEQ From 2004      of other Capstone Funds
Houston, TX 77057                          SIF From 2006
Age: 47                                    SSBF From 2004
                                           SSTSBF From 2006

----------------------

* Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
**   Mr. Melley is married to the sister of Mr. Jaroski's wife.
***  The names of the Funds are abbreviated as follows:

Steward Multi-Manager Equity Fund            (SMMEQ)
Steward Domestic All-Cap Equity Fund         (SDACEQ)
Steward Small-Cap Equity Fund                (SSCEQ)
Steward International Fund                   (SIF)
Steward Select Bond Fund                     (SSBF)
Steward Short-Term Select Bond Fund          (SSTSBF)

**** Each of the directors, in addition to their service to the six Steward
     Funds, is also a Trustee of Capstone Church Bond Fund.

--------------------------------------------------------------------------------
                               VISIT US ONLINE AT
                               WWW.STEWARDMUTUALFUNDS.COM
--------------------------------------------------------------------------------

                                [LOGO OF STEWARD]

                                S T E W A R D(SM)
                             ----------------------
                             M U T U A L  F U N D S

                       STEWARD FUNDS
---------------------------------------------------------
                       MANAGING WEALTH, PROTECTING VALUES

                          STEWARD MULTI-MANAGER EQUITY FUND
                          STEWARD DOMESTIC ALL-CAP EQUITY FUND
                          STEWARD SMALL-CAP EQUITY FUND
                          STEWARD INTERNATIONAL EQUITY FUND
                          STEWARD SELECT BOND FUND
                          STEWARD SHORT-TERM SELECT BOND FUND

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

                                                 Distributed by:
                                                 Capstone Asset Planning Company
                                                 5847 San Felipe, Suite 4100
                                                 Houston, Texas 77057
                                                 1-800-262-6631
                            [LOGO OF CAPSTONE]   info@capstonefinancial.com

ITEM 2. CODE OF ETHICS.

    (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

    DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS LEONARD B. MELLEY, Jr., WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                     2007                       2006
                                     ----                       ----
(a)   Audit Fees                     $66,000                    $76,200
(b)   Audit-Related Fees             $0                         $0
(c)   Tax Fees                       $9,000                     $9,200
(d)   All Other Fees                 $0                         $0

    (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    The Audit Committee shall approve the engagement of the Fund's Auditor for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member. In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

    The Audit Committee shall report to the Fund's board of directors ("Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

    Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Directors").

        (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

FOR THE FISCAL YEARS ENDED APRIL 30, 2007 AND 2006, 100% OF ALL THE FEES IN PARAGRAPHS (B) THROUGH (D) WERE APPROVED BY THE AUDIT COMMITTEE.

    (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

    (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

FOR THE FISCAL YEAR ENDED APRIIL 30, 2007, COHEN FUND AUDIT SERVICES, LTD. BILLED $9,000. FOR THE FISCAL YEAR ENDED APRIL 30, 2006, BRIGGS, BUNTING AND DOUGHERTY BILLED $44,000.

    (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

    (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
        Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

    (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in [SEC] 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

    (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

    (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

    (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     CAPSTONE SERIES FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Edward Jaroski
                         -------------------------------------------------------
                          Edward Jaroski, President
Date July 9, 2007
    ------------------------------------------------------

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edward Jaroski
                         -------------------------------------------------------
                          Edward Jaroski, President
Date July 9, 2007
    ------------------------------------------------------

By (Signature and Title)* /s/ Carla Homer
                         -------------------------------------------------------
                          Carla Homer, Treasurer
Date July 9, 2007
    ------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.